DEAR SHAREHOLDER:

This report relates to the operation of the JNL Series Trust for the year ended December 31, 1997. The following Money Manager commentaries, graphs and tables provide you with information regarding each Series' performance during the period.

                                 JNL AGGRESSIVE GROWTH SERIES
                                 JANUS CAPITAL CORPORATION
                                 WARREN B. LAMMERT
[JANUS LOGO]

OBJECTIVE:

JNL Aggressive Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

MONEY MANAGER COMMENTARY:

As the year began, the JNL Aggressive Growth Series had significant holdings in the business service sector, particularly in credit card processors First Data, First USA Paymentech and National Processing. Increased competition brought lower pricing, causing disappointing earnings for the group this year. Therefore, we sold these positions. In the technology area, we trimmed our position in Parametric Technology due to the uncertainty in Asia.

During the year, we added several positions in the oil and gas service industry. Although oil and natural gas prices declined in 1997 from the 1996 highs, production volumes continued to show robust growth. Against this backdrop, the oil and gas service industry has enjoyed strong demand from the exploration and production sector. For example, Schlumberger, with its differentiated service portfolio, has enabled its customers to meaningfully lower delivery costs while capturing a fair share of its value added.

The Series also held an assortment of high-quality life sciences companies that performed well, including Monsanto and Warner-Lambert. Monsanto is in the midst of restructuring to refocus itself on higher-margin pharmaceuticals and agri-biotech products. Warner-Lambert enjoyed a terrific year due to strong sales from its two new drugs: Lipitor, for cholesterol reduction, and Rezulin, for diabetes. Towards year end, Rezulin suffered a setback when the FDA mandated increased tests for the elevation of liver enzymes. But the stock has bounced back because strong sales indicate that Rezulin offers much higher quality of life benefits, which vastly outweigh the negatives associated with increased enzyme testing.

For the year, the Series gained 12.67% versus a gain of 33.35% for its benchmark, the S&P 500 Index*. Despite the market's strong advance this year, various market dynamics created a difficult environment for the Series. During the first half of 1997, liquidity-driven flows into the large, mega-caps of the S&P 500 Index pushed the market to new highs. In this environment, small and midsize stocks severely underperformed their larger counterparts. During this period, the Series' limited exposure to the mega-caps coupled with its larger exposure to small and midsize positions held back performance. In the second half of the year, as the market's advance became more broadly based, the Series regained momentum and began to close its performance gap with the Index. However, global volatility and some mild individual disappointments in the fourth quarter kept the Series from ultimately closing this gap.

As we enter 1998, we believe the Series is well positioned to exploit a number of compelling stories. In the life sciences area, we believe that Monsanto and Warner-Lambert are poised to recapture some of the performance lost at the end of 1997, as the strength of their pipelines and new products gains focus. We have added to the Series' holdings in several other high-quality pharmaceutical companies including Eli Lilly and Pfizer. In technology, we remain positive on the Series' holdings and feel a number of the Series' positions may have overcompensated for the likely slowing of demand from Asia. Finally, we have added several holdings in the cable television industry, where we believe improving cash flows and exciting new service offerings offer better financial returns.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL AGGRESSIVE GROWTH SERIES AND THE S&P 500 INDEX
                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 12.67%
                                                    Since inception * * ...
                                                    21.29%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal value
                                                    will fluctuate so that an
                                                    investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.

[GRAPH]

---------------

 * S&P is a trademark of The McGraw Hill Companies, Inc.

** Inception date May 15, 1995.

                                 JNL CAPITAL GROWTH SERIES
                                 JANUS CAPITAL CORPORATION
[JANUS LOGO]                     JAMES P. GOFF

OBJECTIVE:

JNL Capital Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

MONEY MANAGER COMMENTARY:

As the year began, small and midsize stocks came under tremendous pricing pressure, especially smaller stocks with high growth rates. Investors became infatuated with liquidity issues, which created a major performance gap between large stocks and their smaller counterparts. In this environment, we lost ground and finished the early part of the year lower. But the market's fascination with the mega-caps eventually slowed, and investors once again began to focus on small and midsize stocks. The S&P MidCap 400 Index posted particularly impressive numbers mid-year; however, these returns were driven mostly by technology and energy stocks, areas in which the Series was underweighted. Meanwhile, the Series' investments in wireless communication and restaurant stocks underperformed, and several consumer discretionary holdings failed to post substantial gains. This combination, coupled with the Series' underweighting in key performing sectors, proved to be a drag on performance for much of the year.

During the year, several top positions experienced impressive sequential earnings growth, but the stock prices did not keep pace with the Index. Papa John's, Barnett and Omnicare each met or exceeded Wall Street's estimates for several quarters, only to receive a lukewarm response. For the most recent reporting period, the Series' top twenty positions had earnings gains in excess of 35%; however, in a robust economic environment, investors migrated toward more steady growth. As a result, some of the Series' holdings did not significantly appreciate.

As the period ended, Fastenal, a longtime holding that distributes nuts and bolts, retraced most of its earlier gains. The company expanded its sales force following the recent introduction of several new products. Although Fastenal met internal revenue expectations for the quarter, the higher costs associated with its larger sales force caused the company to miss Wall Street's earnings expectations, sending the stock price lower.

The Series gained 15.01% during 1997, while its benchmark, the S&P MidCap 400 Index, gained 32.25%. Despite significant efforts to improve performance, the past twelve months proved to be a very difficult period for the Series. Severe crosscurrents in the markets buffeted performance, and we were unable to close the performance gap with the benchmark Index.

Although the last twelve months have been a difficult period, we remain positive on our long-term outlook. The Series is focused on companies that we believe can deliver dramatic earnings growth, regardless of the global economy. Going forward, we expect many of our longtime holdings to provide this level of growth. These include numerous domestic consumer discretionary stocks, some U.K.-based restaurant and pub companies, and a number of media and entertainment positions. Similarly, we believe our recent additions in the technology sector, although small as a percentage of the Series' portfolio, have tremendous potential. As the companies we own seek to deliver robust earnings well in excess of the market, investors may once again take notice and afford these companies a premium, especially in an environment of slower corporate growth.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL CAPITAL GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 15.01%
                                                    Since inception *... 24.83%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

* Inception date May 15, 1995.

                                 JNL GLOBAL EQUITIES SERIES
                                 JANUS CAPITAL CORPORATION
[JANUS LOGO]                     HELEN YOUNG HAYES

OBJECTIVE:

JNL Global Equities Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

MONEY MANAGER COMMENTARY:

Throughout the year, we remained dedicated to locating compelling individual ideas. This led us to overweight Europe and underweight the U.S., Japan, and most emerging markets, allowing us to sidestep several turbulent markets. Toward the end of the year, we increased the Series' allocation to the U.S. market, using the market's downside volatility as an entry point to add to several key positions.

Our research continued to focus on a number of compelling individual ideas around the world, including an assortment of classic European growth companies, such as longtime holdings Securitas and Rentokil. Another dominant investment theme in Europe was corporate restructuring, which has taken hold on the Continent as companies, such as Philips Electronics, have realized they must become more efficient if they hope to remain globally competitive.

We also found European financial services stocks very attractive. This sector performed well in the fourth quarter, as the growing wave of consolidation continued to sweep across Europe. Positions in UBS and Swiss Life both posted solid gains following an increase in merger activity.

Finally, we owned a number of European technology companies, and more recently, we were able to add several of their U.S. counterparts. Cap Gemini, a French-based information technology company, is the beneficiary of a rebound in economic activity on the Continent. Additionally, renewed corporate attention to the Year 2000 conversion and the pending move toward the Euro are helping to drive Cap Gemini's earnings growth. Meanwhile, the recent volatility in the U.S. stock market provided attractive entry points into several topnotch U.S. technology companies, including Cisco Systems and Microsoft.

The Series had another strong year, gaining 19.12%, well ahead of its benchmark, the Morgan Stanley Capital International World Index (MSCI World Index), which returned 15.76%. Given the volatility in the global markets this year, we were particularly pleased with the Series' performance.

Going into 1998, we would expect to see continued volatility in world markets. In this environment, high-quality stocks with predictable earnings streams should perform well. We've increased the Series' exposure to both technology and pharmaceutical companies in the U.S. and in Europe. Meanwhile, we believe that corporate restructuring will continue to create attractive investment opportunities in Europe. Looking elsewhere, we remain cautious towards Japan and many emerging markets. Although valuations have certainly become compressed, risk levels remain high relative to the potential gains. While the U.S. continues to enjoy a solid economic backdrop, we will remain highly selective and opportunistic when evaluating our domestic ideas.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL GLOBAL EQUITIES SERIES AND THE MSCI WORLD INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 19.12%
                                                    Since inception * ... 30.64%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                     cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

 * Inception date May 15, 1995.

                            JNL/ALGER GROWTH SERIES
                            FRED ALGER MANAGEMENT, INC.
[FRED ALGER LOGO]           DAVID D. ALGER

OBJECTIVE:

JNL/Alger Growth Series seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

MONEY MANAGER COMMENTARY:

While 1997 resulted in strong overall performance for the U.S. stock market in general, the road was not a smooth one for growth stocks. During the first quarter, investors shunned aggressive growth stocks amid speculation that the Federal Reserve would find it necessary to raise interest rates. As these fears subsided and investor confidence increased, the favorable relative multiples of growth stocks attracted investors during the second quarter. This trend continued, becoming even more pronounced during the third quarter as a non-inflationary, low interest rate environment further boosted investor confidence and increased the amount of risk they were willing to assume.

During the fourth quarter, incidents of international economic turbulence led to a heightened sense of domestic uncertainty, which in turn triggered an abrupt return to defensive equity investing. A dramatic sell-off in Hong Kong preceded an historic 554-point drop in the Dow on October 27th. Currency collapses and subsequent banking failures throughout the Pacific Rim caused investors to question the ability of U.S. companies dependent on this region for revenue to meet future earnings expectations. Although the broad market recovered from the late October sell-off, the rebound was dominated by blue-chip stocks and utilities, causing the S&P 500 to outdistance other market indices and growth stocks in general.

In an effort to achieve optimal return, the Series employed several different strategies over the course of 1997. Relative to other years, the Series tended to be overweighted in large cap stocks. An overcommitment in pharmaceutical stocks helped buoy performance. A large technology position drove performance in the third quarter. The position was drastically reduced the following quarter, as we sold off those stocks we felt would be most impacted by the Asian crisis.

Looking ahead, low inflation and the fear that a stronger dollar may further hurt debilitated Asian nations will likely prevent the Federal Reserve from raising interest rates in the near future. Additionally, we feel the economy will slow, leading to modest earnings growth in 1998. P/E ratios, however, could reach very high levels because of the lack of inflation and lower interest rates. Assuming our bottom-up forecast of Dow earnings of $486 a share is accurate, and the Dow trades at a multiple of 18.5 x's earnings, the market could rise to around the 9000 level next year. Given this, we are still bullish on stocks and given their favorable valuations, we are especially bullish on domestic growth stocks.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/ALGER GROWTH SERIES AND THE S&P 500 INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 26.20%
                                                    Since inception *... 16.73%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
[GRAPH]                                             of insurance charges.

---------------

* Inception date October 16, 1995.

                       JNL/EAGLE CORE EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
[EAGLE LOGO]           TEAM MANAGEMENT

OBJECTIVE:

JNL/Eagle Core Equity Series seeks as its investment objective long-term capital appreciation and secondarily current income by investing primarily in a diversified portfolio of common stocks which the sub-adviser believes offers above-average potential for long-term capital appreciation. The sub-adviser utilizes three different investment strategies to pursue the Series' objectives: growth equity, value equity and equity income. In pursuing the growth equity strategy, the sub-adviser will invest in securities which it believes have sufficient growth potential to offer above-average long-term capital appreciation. In pursuing the value equity strategy, the sub-adviser will invest in securities which it believes indicate above-average financial soundness and high intrinsic value relative to price. In pursuing the equity income strategy, the sub-adviser will invest in income-producing securities.

MONEY MANAGER COMMENTARY:

For the third year in a row, the U.S. domestic equities market provided double-digit returns, as measured by the S&P 500. However, these exceptional returns did not come easily. Stock investors experienced significant volatility as sectors and industries moved in and out of favor. During the first quarter, most analysts expected earnings growth in domestic companies to slow and for the Federal Reserve to continue raising interest rates. Investors fled to the highest quality growth stocks. When their fears did not materialize, stocks in most sectors rallied during both the second and third quarters. Value stocks rallied in the third quarter as investors gained more confidence in the stability of the economy, and began purchasing stocks of companies that had been neglected during the previous quarters' flight to quality. However, in the fourth quarter, the world was rocked by significant problems that were exposed in the Asian financial sector. Stocks dropped in general and investors fled to high quality growth stocks again.

The Series employs three distinct investment styles: 40% growth equity, 40% value equity and 20% equity income. Portfolio management in each of the three investment styles adhere to strict disciplines. This combination of strategies provides diversification within a single portfolio as each style performs differently depending on the market environment. In light of the extreme volatility in the markets, we positioned the Series to capture much of the market's upside potential but also to provide a buffer in the event of a correction. As could be expected, the three portions of the Series performed differently over the past year. The growth equity portion of the Series turned over relatively few positions as many of the stocks it held outperformed and continued to meet the program's stringent buy criteria. The combination of sensational corporate profits and declining interest rates proved to be a powerful stimulant to the growth equity portion of the Series throughout the year, despite an extremely volatile fourth quarter. For the value equity portion of the Series, it was very difficult to find great companies at attractive prices in 1997. We took advantage of the significant volatility in the market to purchase stocks that moved into value equity's buy range. Equity income lagged the growth-driven market in the second quarter but outperformed for the full year as investors flocked to stable income producing stocks in the latter part of the year.

In the JNL/Eagle Core Equity Series, our goal is to provide returns that are similar to the market as measured by the S&P 500 while taking less risk. The Series blends a more aggressive growth style with more conservative value and equity income styles. As the market was driven primarily by growth in 1997, the Series underperformed the S&P 500 slightly for the year.

The months ahead could continue to be volatile for the stock and bond markets. Until investors see how large an impact the Asian problems will have on domestic corporate earnings, speculation and fear may increase volatility. In the meantime, interest rates remain low and the economy remains strong, the inflation outlook is promising and the Federal Reserve appears unlikely to raise rates in the first part of 1998. Important issues for the upcoming year are the effects the potential trade reduction with Asian countries could have on corporate profits here in the U.S. versus the potential balancing effect of possibly declining interest rates and the rebound in European economies. The blend of the three different investment styles helps to position the Series to benefit from shifting investor sentiment. The combination of growth, value and income stocks in one portfolio helps to reduce volatility as different market sectors move in and out of favor.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE CORE EQUITY SERIES AND THE S&P 500 INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 32.35%
                                                    Since inception *  ...
                                                    30.37%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.

[GRAPH]

---------------

 * Inception date September 16, 1996.

                       JNL/EAGLE SMALLCAP EQUITY SERIES
                       EAGLE ASSET MANAGEMENT, INC.
[EAGLE LOGO]           BERT L. BOKSEN

OBJECTIVE:

JNL/Eagle SmallCap Equity Series seeks as its investment objective long-term capital appreciation by investing primarily in equity securities of smaller companies which the sub-adviser believes offer potential for rapid growth.

MONEY MANAGER COMMENTARY:

Small company stocks were hit hard during the first quarter of 1997 as nervous investors favored the more stable multi-national growth stocks. Most analysts expected earnings growth in domestic companies to slow and for the Federal Reserve to continue raising short-term interest rates. When their fears did not materialize, stocks in most sectors rallied during both the second and third quarters of 1997. Although small cap stock indexes in general lagged their large cap counterparts over the year, most stocks rose during the middle of the year. Small cap stocks were the best performing sector in the third quarter, with the Russell 2000 Index returning almost double that of the S&P 500. Then in the fourth quarter, small cap stocks dropped as investors once again moved into more stable, large cap domestic stocks in light of the problems that occurred in the Asian financial markets.

The Series invests in securities of small companies (those with market capitalizations between $75 million and $1 billion at the time of purchase) that have significant growth potential and that appear to be reasonably valued compared to their long-term earning power. We performed extensive research before investing in a company. During the first quarter, we added some technology, retail and telecommunication stocks to the Series' portfolio because the fundamental qualities of the firms met our strict criteria and the firms offered promising growth potential over the short and long terms. We sold several energy stocks after they had provided strong returns to lock in gains, since their prospects for future growth appeared to wane. In April, we added to the Series' technology weighting, which helped it outperform during the remainder of the second quarter. In the third and fourth quarters, we continued to purchase carefully researched positions in the lodging, education and environmental services industries. The diversification of the portfolio and fundamental research we conducted helped to reduce risk during the year.

The JNL/Eagle SmallCap Equity Series outperformed the Russell 2000 Index of small cap stocks significantly during three of the four quarters in 1997. We attribute the Series' outperformance for the year to the fundamental research we conduct. This research helps reduce the risk of negative surprises and helps increase our ability to locate quickly growing small companies that other investors have not yet discovered.

The months ahead could continue to be volatile for the stock and bond markets. Until investors see how large an impact the Asian problems will have on domestic corporate earnings, speculation and fear may increase volatility. In the meantime, interest rates remain low and the economy remains strong, the inflation outlook is promising and the Federal Reserve appears unlikely to raise rates in the first part of 1998. We believe that small cap stocks are underpriced on a relative basis and have the potential to outperform if sentiment improves in the equity markets. Important issues for the upcoming year are the effects the potential trade reduction with Asian countries could have on corporate profits here in the U.S. versus the potential balancing effects of possibly declining interest rates and the rebound in European economies. Our investment strategy is designed to outperform in all investment environments. Thus, we will continue to use fundamental research to locate stocks of rapidly growing small companies that are not overpriced and have not already been discovered by most investors.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/EAGLE SMALLCAP EQUITY SERIES AND THE RUSSELL 2000 INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN

                                                    1 year ... 27.64%
                                                    Since inception * ... 34.92%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.

[GRAPH]

---------------

* Inception date September 16, 1996.

                           JNL/PUTNAM GROWTH SERIES
                           PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]  CAROL C. MCMULLEN

OBJECTIVE:

JNL/Putnam Growth Series seeks as its investment objective long-term growth of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objectives. It is intended that this Series will invest primarily in the common stocks of companies believed by the sub-adviser to have opportunity for capital growth.

MONEY MANAGER COMMENTARY:

The favorable combination of slow and steady U.S. economic growth and a low level of inflation and interest rates continued to support stock prices in 1997. Although large-capitalization, multinational firms led the market early in the year, there was a broadening of the market during the third quarter. Concerns over political and economic turmoil in Southeast Asia resulted in investor interest in companies whose earnings are derived primarily from the United States. By the fourth quarter, small-cap indices suffered a negative impact from a significant pullback in technology stocks. Both the growth and value areas produce mixed results, though many top-performing sectors had a value tilt.

For 1997 as a whole, the Series underperformed the S&P 500 Index, though from its inception with Putnam Investments (May 5, 1997) through December 31, JNL/Putnam Growth Series outperformed the Index. Performance was aided by strategic positioning; we expanded the capitalization range of our holdings (within the defined limits of our discipline), focusing on domestic firms. Our emphasis on the finance, technology, and health-care sectors contributed positively to performance, as did underweighting consumer staples and basic industries. Hindering performance, however, was an overweight exposure to the technology sector, which retreated in the fourth quarter, and underweight exposure to utilities, which staged a late-year rally.

With the ongoing uncertainties regarding the potential impact of Southeast Asian difficulties, the Series continues to focus on stocks whose earnings are largely domestic. It is overweight in the technology, finance, and health-care sectors. We also find consumer cyclicals -- particularly value-oriented retailers -- to be attractive. Our discipline is to remain fully invested. However, we are cautious about the 1998 outlook. Recent consensus earnings expectations have declined sharply, given a reassessment of the reverberations of the Far East situation. The probability of "event risk" has risen, and the aging of the strong stock market could result in a correction. Offsetting these concerns are the continued low levels of interest rates and inflation; the attractiveness of U.S. equities as a safe haven; and the continued shrinkage of stock availability (due to industry consolidations) while demand remains high. In this environment, we are maintaining our disciplined approach to stock selection, which we believe will result superior returns over time.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PUTNAM GROWTH SERIES AND THE S&P 500 INDEX
                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 21.88%
                                                    Since inception * ... 29.29%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

* Inception date May 15, 1995. Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc.

                           JNL/PUTNAM VALUE EQUITY SERIES
                           PUTNAM INVESTMENT MANAGEMENT, INC.
[PUTNAM INVESTMENTS LOGO]  ANTHONY I. KREISEL

OBJECTIVE:

JNL/Putnam Value Equity Series seeks as its investment objective capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.

MONEY MANAGER COMMENTARY:

From its inception with Putnam Investments (on May 1, 1997) and for 1997 as a whole, the JNL/Putnam Value Equity Series trailed the S&P 500 Index. Overall, the Series outperformed in the third quarter, but lost ground in the hot, technology-driven second quarter and the large-cap growth stock-dominated fourth quarter.

In the second quarter, U.S. equities soared to record levels, with technology and growth-oriented pharmaceutical stocks racing ahead of the market. The value stocks in the Series could not be expected to keep pace with the select large-cap growth stocks that pushed the S&P 500 Index up a breathtaking 17.44% for the quarter.

In the third quarter, the Series' position in financial services and energy sectors, plus an underweighting in the lagging consumer growth and health-care sectors, all contributed to outperformance. By year-end, the Series benefited from strong issue selection in financial, utility, and health care but was hindered by overweighting basic industrial, energy, and capital goods. Weak stock selection in the poor-performing technology sector also had a negative impact on performance.

The outlook for large-cap value-oriented portfolios remains favorable. Inflation has remained modest, interest rates are declining, and corporate profit growth is positive. Valuations are still attractive relative to the general market. In addition, the backlash from the ongoing currency and economic upheavals in Asia is creating opportunities for value investors, particularly in the technology area, but also in the predominantly domestic sectors such as utilities, telecommunications, and transportation.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
JNL/PUTNAM VALUE EQUITY SERIES AND THE S&P 500 INDEX
                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 21.82%
                                                    Since inception *... 26.47%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

*Inception date May 15, 1995. Prior to May 1, 1997, the JNL/Putnam Value Equity
 Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

                      PPM AMERICA/JNL BALANCED SERIES
                      PPM AMERICA, INC.
[PPM-AMER LOGO]       TEAM MANAGEMENT

OBJECTIVE:

PPM America/JNL Balanced Series seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

MONEY MANAGER COMMENTARY:

The overall U.S. stock market continued its advance to record levels in 1997. Stocks of companies with large-sized market capitalizations led the strong rally. The U.S. fixed income market also posted positive returns as interest rates fell. The decline in rates was driven by the benign inflationary environment and, late in the year, by the crisis in the Asian financial markets.

PPM America assumed responsibility for managing the PPM America/JNL Balanced Series on May 1. The Series was reshaped to reflect our emphasis on security selection and our viewpoint on the risk/reward trade-off of the stock market. The Series produced a return of 18.43% for 1997. This compares to 33.35% for the S&P 500 Index and 9.65% for the Lehman Brothers Aggregate Bond Index.

The equity portion of the Series is now managed using a relative value philosophy. The equity portion of the Series' assets have a lower-than-market price/earnings ratio (compared to the S&P 500 Index) based on expected 1998 corporate earnings and a higher-than-market dividend yield. The equity component is overweighted in stocks of telecommunications, electric utility, financial, auto and railroad companies. It is underweighted in stocks of consumer, health care, energy and technology companies. The fixed income portion of the Series is now managed with a duration-neutral, relative value framework. We seek to invest in fixed income sectors and individual securities which are expected to provide higher returns than the overall fixed income market at similar levels of interest rate risk. The fixed income portion is now underweighted in mortgage-backed and U.S. Government securities. It is overweighted in high yield securities.

We believe that the tremendous rally over the last few years has pushed the overall stock market to valuation levels where the risk/reward trade-off is not compelling. As such, since assuming management responsibility, we have maintained a fairly even allocation between equity and fixed income securities.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL BALANCED SERIES, THE S&P 500 INDEX
AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 18.43%
                                                    Since inception ** ...
                                                    17.07%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
[GRAPH]                                             of insurance charges.

---------------

 * The return for the Lehman Brothers Aggregate Bond Index for the period from May 15, 1995 to May 31, 1995 has been calculated as a percentage of the one month return for May 1995.
** Inception date May 15, 1995. Prior to May 1, 1997, the PPM America/JNL
   Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel, Inc.

                 PPM AMERICA/JNL HIGH YIELD BOND SERIES
                 PPM AMERICA, INC.
[PPM-AMER LOGO]  TEAM MANAGEMENT

OBJECTIVE:

PPM America/JNL High Yield Bond Series seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

MONEY MANAGER COMMENTARY:

The U.S. high yield market was once again the best performing domestic fixed income asset class during 1997. As measured by the Lehman Brothers High Yield Index, the sector returned 12.76% during the period, outperforming U.S. Treasuries, investment grade corporates, mortgage-backed securities, and asset-backed securities. The performance of the high yield market was driven by strong demand from pension funds, insurance companies and mutual funds, as well as by substantial involvement by crossover managers of all types seeking to maximize yield. Additionally, corporate defaults continued to be quite low during 1997, reflecting relatively healthy economic conditions and the generally favorable financing environment present throughout the year. Record levels of new issuance dominated the high yield market in 1997 for the second year in a row. Specifically, there was continued high levels of supply from developmental telecommunication credits, single B-rated credits, non-rated credits, and foreign issuers. These concentrations have served to reshape the risks associated with the market and will undoubtedly impact future performance.

Our approach to the management of the Series is relative valuation based. We focus on purchasing individual securities which are attractively priced and have the potential to outperform the benchmark, in the context of industry weightings derived by the same factors. During 1997, this approach led to our overweighting of credits rated in the single-B category, as well as our moderate overweighting of cyclical industries.

The PPM America/JNL High Yield Bond Series finished the year with a return of 15.05%, outperforming the Lehman Brothers High Yield Index by 229 basis points. The Series also strongly outperformed the Lipper High Yield Universe average of 12.91% by 214 basis points and the Morningstar High Yield Index average of 12.92% by 213 basis points. The Series' performance advantage was primarily attributable to security selection as well as favorable industry weightings.

We expect continued strong performance by the high yield market during 1998, driven once again by robust demand for the securities from a variety of sources as well as a generally stable economic environment. One of the only scenarios that could derail the demand picture during 1998 would be an outright recession and it is our belief that the chances of this occurring are small despite the present situation in Asia. In conclusion, in light of the generally favorable market conditions PPM America projects for 1998, we plan to maintain our strategy of searching for attractively valued securities and industry sectors with the potential to outperform the benchmark.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
PPM AMERICA/JNL HIGH YIELD BOND SERIES AND THE
LEHMAN BROTHERS HIGH YIELD INDEX*                   AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 15.05%
                                                    Since inception ** ...
                                                    13.00%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.

[GRAPH]

---------------

 * The return for the Lehman Brothers High Yield Index for the period from May 15, 1995 to May 31, 1995 has been calculated as a percentage of the one month return for May 1995.
** Inception date May 15, 1995.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

SALOMON BROTHERS/JNL GLOBAL BOND SERIES
SALOMON BROTHERS ASSET MANAGEMENT INC
STEVEN GUTERMAN

OBJECTIVE:

Salomon Brothers/JNL Global Bond Series seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series' sub-adviser does not anticipate investing in excess of 75% of the Series' assets in such securities.

MONEY MANAGER COMMENTARY:

The U.S. economy grew moderately with low inflation and falling interest rates. Asian economies were mired in crisis for the latter part of 1997 with currencies and stock market values plummeting. That led to an increase of credit risk premiums globally and pressured the emerging markets and high yield sectors for most of the fourth quarter.

High yield returned 13.19% for the year as measured by the Salomon Smith Barney High Yield Market Index. For most of the year, persistently strong flows into mutual funds and solid credit fundamentals bolstered the high yield sector. The quest for yield also led investors to bid up emerging market bonds until October. Falling inflation rates, stable currencies, stable political environments and rising foreign domestic investment all helped to support the case for an allocation to the emerging market sector. Although October's -9.39% Salomon Smith Barney Brady Bond index return made a dent in what was shaping up to be another great year, emerging market bonds bounced back in November and December and resulted in a gain of 16.85% for the year. Long maturity Treasuries rallied sharply in 1997, with ten year note yields falling 67 basis points and thirty year bond yields falling 71 basis points. That also heavily influenced the mortgage backed securities (MBS) sector which returned 9.27%, based on the Salomon MBS index, a stellar return relative to other sectors of the investment grade market when adjusted for the relatively lower interest rate sensitivity of MBS.

The Series lowered its allocation to the high yield and emerging market sectors while raising the investment grade portion in the third quarter. The high yield allocation was lowered from 40 to 35%, emerging markets was lowered from 20 to 15% and investment grade was raised to 40%. The target allocation for non-US dollar denominated bonds was left unchanged at 10%. The Series also extended duration in the third quarter and increased the commitment to the MBS sector.

The allocation to high yield and emerging markets was reduced in the third quarter as the sectors were viewed as fully valued, having tightened dramatically throughout the year. Duration was extended as a function of a positive inflation outlook and an improved technical situation in the government market as falling budget deficits and strong buying of Treasuries by foreigners portended further declines in interest rates.

The Salomon Brothers/JNL Global Bond Series returned 10.66% for 1997 versus 4.31% for the Lipper Annuity Global Income category and 9.65% Lehman Brothers Aggregate Bond Index.

Our outlook for the investment grade markets is positive given our sanguine inflation view and optimistic assumptions regarding the budget deficit. Although we are positive on the fundamentals for the emerging markets and high yield sectors, in the short run the market may experience some volatility as Asian countries continue to try and resolve their economic problems. The problems will take years to correct, but what the markets are looking for is a long term, multi year strategy combined with a refinancing of short term obligations into longer term obligations that would resolve the liquidity crisis in countries such as Indonesia and Korea.

Our current high yield and emerging markets allocations remain at 35 and 15% respectively, below our long term targets of 40 and 20%.

We will be monitoring the employment cost index for signs of rising inflation pressures, progress on the U.S. budget deficit, flows into bond mutual funds, Asian economic reforms and credit fundamentals in both the U.S. and emerging market economies.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL GLOBAL BOND SERIES AND THE
SALOMON BROTHERS BROAD INVESTMENT GRADE INDEX
                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN

                                                    1 year ... 10.66%
                                                    Since inception *... 12.26%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
[GRAPH]                                             of insurance charges.

---------------

* Inception date May 15, 1995.

[SALOMON BROTHERS ASSET MANAGEMENT LOGO]

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
SALOMON BROTHERS ASSET MANAGEMENT INC
STEVEN GUTERMAN

OBJECTIVE:

Salomon Brothers/JNL U.S. Government & Quality Bond Series seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

MONEY MANAGER COMMENTARY:

Economic conditions in the U.S. remained surprisingly favorable throughout 1997. The combination of moderate growth and low inflation supported the financial markets. The Federal Reserve's decision to raise interest rates in March was widely anticipated, and since then, the market continued to be comforted by the fact that strong growth did not translate into higher inflation readings. The turmoil in Asian markets reverberated throughout the world later in the year, and the resultant dampening effects are likely to keep the Fed on hold for the near term.

Early in 1997, bonds sold off on the expectation that strong U.S. economic growth would begin to translate into higher inflation readings. Following the March tightening by the Fed -- when long bond yields were more than 7% -- inflation unexpectedly continued to decline. This led to a rally in U.S. fixed-income securities, and yields fell some 75 basis points through the summer. The rally continued in the fall, when it was widely believed that the Asian crisis would slow economic growth in the United States to more sustainable levels. The Series' strong performance reflects the continued overweight position in mortgage-backed securities. Indeed, mortgages (as measured by the Salomon Brothers Mortgage Index) posted returns of 9.27% in 1997, which on a duration-adjusted basis outdistanced benchmark Treasuries by approximately 132 basis points. The Series' performance was also helped by the slightly longer duration position relative to the benchmark since midyear.

The Salomon Brothers/JNL U.S. Government & Quality Bond Series posted a 9.16% return in 1997. This performance compares favorably versus the Lipper General U.S. Government Average return of 8.78%. The Series lagged the Salomon Brothers Treasury Index which posted a 9.63% return.

As we move into 1998, the effects of the turmoil in Asia will continue. While we believe that the direct impact on the U.S. will be limited, the indirect effects could be larger. The weakness in Asia should dampen U.S. growth to sustainable levels, offsetting strength in housing and other consumer sectors. This should also serve to curb mounting pressure in the labor force. We believe that the inflation picture will improve going forward, as price competition in commodities and produced goods from countries such as Korea and Japan keep U.S. prices in check. This combination of slower growth and lower inflation should benefit financial assets in 1998. Barring a significant decline in interest rates, we believe that additional spreads from mortgages will lead to higher returns versus Treasuries.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
AND THE SALOMON BROTHERS TREASURY INDEX
                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 9.16%
                                                    Since inception *... 7.07%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

* Inception date May 15, 1995.

                         T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                         T. ROWE PRICE ASSOCIATES, INC.
[T.ROWE PRICE LOGO]      ROBERT W. SMITH

OBJECTIVE:

T. Rowe Price/JNL Established Growth Series seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

MONEY MANAGER COMMENTARY:

For most of 1997, the story has been a continuation of the last several years: strong domestic economic growth, mixed international growth resulting in good earnings' growth, and mild inflation. Companies continued to focus on improving margins and on driving down costs, both of which are very positive for profit growth and stock performance. The Federal Reserve continued to play the right cards as the economy continued not "too hot" and not "too cold."

Over the fourth quarter, this perfect backdrop began to show some holes as trade, currency, and economic problems in the Far East unfolded. The expected shortfall of worldwide economic growth and the subsequent slower earnings' growth of many U.S. companies was largely offset by a decline in interest rates and a "flight to the safety" of the domestic market.

While the U.S. market remained relatively stable, its components experienced substantial differences in returns. Technology and cyclical issues performed poorly, while stable, less cyclical companies did well in the fourth quarter.

The Series' relatively large investments in Freddie Mac and Fannie Mae contributed significantly to returns. Although we trimmed some shares of Freddie Mac as prices rose, we still maintain large holdings in both companies. Other large holdings such as GE, Berkshire Hathaway, Danaher, Norwest, Pfizer, and Tyco International also performed exceedingly well. The Series' investments in Bermuda-based reinsurers -- ACE Limited and PartnerRe Holdings -- were very rewarding, as were some other international holdings, including Vodafone and Novartis.

Issues affected by the problems in Asia detracted from performance. While we cut back this exposure early in 1997, what remained performed poorly. Both Hutchison Whampoa and Swire Pacific were down significantly from early-year levels. In addition, several technology holdings, such as 3Com, Oracle, Corning, and Motorola, were affected by declines in Far East demand.

The biggest disappointment was First Data. While problems there will take time to be resolved, we remain holders of the stock due to the company's strong position in good growth markets.

We continue to look for the same criteria in our investments as we have in the past. We search for companies with leadership in growth markets, strong managements, strong cash flow, and solid returns on cash flow. We attempt to find all or most of these characteristics at reasonable valuations, but this proved difficult as the strong market continued in 1997.

Nevertheless, opportunities did present themselves, and we initiated several new positions in the last six months. These included leading companies in growth markets, including Cendant (which resulted from merger of CUC International and HFS), Bristol-Myers Squibb, Network Associates, and EMC, all of which are gaining market share in growth markets and generating solid free cash flow.

We bought shares of good generators and users of cash flow, including Tenet Healthcare, a consolidator in the hospital industry; Safeway, in our view the best-managed supermarket company; and AT&T, which should begin to generate solid cash flow as effective new management takes control.

While investors have benefited from an ideal environment for stocks, particularly those of large growth companies, it is important to realize that stock prices tend to rise with earnings and cash flow growth. The Series' investments are in companies offering both strong earnings and cash flow growth, but we believe that stocks have outpaced these growth rates. In addition, international issues are likely to slow growth in 1998. For these reasons, we anticipate more modest returns in 1998.

Although Asia's economic drag could affect domestic markets, we still anticipate moderate U.S. economic growth in 1998. We believe the current environment should favor the Series' holdings, as our focus on strong management and strong cash flow should help growth stocks prosper in a tough environment.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES AND THE S&P 500 INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 29.47%
                                                    Since inception *... 28.28%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

* Inception date May 15, 1995.

                         T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT
                         SERIES
                         ROWE PRICE-FLEMING INTERNATIONAL, INC.
[T. ROWE PRICE LOGO]     ADVISORY COMMITTEE

OBJECTIVE:

T. Rowe Price/JNL International Equity Investment Series seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

MONEY MANAGER COMMENTARY:

For the year ended December 31, 1997, the T. Rowe Price/JNL International Equity Investment Series slightly outperformed the Series' benchmark, the MSCI E.A.FE. Index, which rose 2.06%. The dollar had a strong year -- gaining some ground against the yen and even more against European currencies, and this hampered portfolio performance.

European markets were generally good performers. Asian markets performed poorly, with even the Japan's Nikkei falling back to its bear-market lows. In Latin America, markets rose sharply despite their Asia-induced stumble toward year-end.

Country allocation relative to the benchmark index was positive over the year. Underweighting Japan and overweighting Latin America added value although this was eroded by an underweighted position in the U.K. and an overweighted position in the first half of the year in some smaller Asian markets.

Stock selection was a small negative over the year. Underperformance in Europe, particularly in the Netherlands and Germany, was the main culprit with our favorite growth stocks starting the year poorly.

The outlook remains reasonable for European markets, with corporate profits' growth likely to be strong supported by good economic growth and further restructuring.

We believe that Latin American markets remain attractive, given continued commitment to political and economic reform in the region. The relative resilience of these markets in recent months, despite the problems in the Pacific Rim, has been encouraging.

The outlook for Asia is more uncertain, and we remain cautious about the prospects for the region's smaller markets as we believe that their problems are more deep-seated than is generally realised. While there may be some bounces in markets which have fallen a long way already, we believe it is a time to be particularly selective when looking at stocks traded in Asia.

Six months into the crisis, there is still no sight of the bottom, nor can we hazard a guess that the worst is behind us yet. Even if recalcitrant governments were to adopt the sort of harsh medicine that investors and the International Monetary Fund have been calling for, circumstances have deteriorated to such an extent now that the pain and loss of equity control would be so great that the option of default is arguably no less unpalatable. Debt moratoriums, therefore, cannot be ruled out.

Whilst a great deal of bad news has already been reflected in markets, we need to see some stability return to currency markets before we further evaluate investment opportunities in the region. Accepting the likelihood that we will miss the initial snapback in currencies (which will inevitably be sharp), our strategy is to remain in an underweighted and defensive posture until we have some conviction that the crisis of confidence is past.

At that point, even though the regional economic recession may have only just begun, we would look to build positions in companies which we think will be long-term winners in this new environment.

Similarly, we remain cautious on the Japanese market despite recent weakness: the economic outlook there is poor and the problems of the banking sector remain severe.

Thus, we expect that 1998 performance is likely to be driven by the European and Latin American equity markets, with Asia remaining fragile.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
AND THE MSCI E.A.FE. INDEX
                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 2.65%
                                                    Since inception *... 8.95%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

* Inception date May 15, 1995.

                         T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
                         T. ROWE PRICE ASSOCIATES, INC.
[T.ROWE PRICE LOGO]      INVESTMENT ADVISORY COMMITTEE

OBJECTIVE:

T. Rowe Price/JNL Mid-Cap Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

MONEY MANAGER COMMENTARY:

Following stellar gains in 1995 and 1996, the stock market turned in another unusually good performance in 1997, again led by the type of large-capitalization, blue chip companies that compose the S&P 500 Index.

Mid-cap stocks lagged the major large-cap indices in the first half of the year, staged a strong comeback in the third quarter, and faded again in the last three months of 1997. Except for a brief period from April to October, growth stocks lagged value stocks by a considerable margin.

The stocks of small and mid-sized companies usually outdistance larger stocks late in economic expansions, but not this time. Perhaps the reason is that larger companies have benefited from restructuring and cost cutting, whereas small and mid-sized companies are still growing rapidly and have had little fat to cut.

The largest contributor to performance for the second half of 1997 and a large contributor in the fourth quarter was Cox Communications, a cable company that is leading its industry in the implementation of new services, particularly high speed Internet access and local telephone service. The largest contributor to performance for the quarter was Outdoor Systems, North America's largest billboard and outdoor advertising company, participating in the consolidation in the industry with accretive acquisitions. The stock rose almost 50%. Royal Caribbean Cruises continued its good performance, and SunGard Data Systems, a computer services company specializing in investment support and disaster recovery systems, was another large contributor with strong earnings gains.

The year's worst detractor to performance was Boston Chicken, a restaurant operator whose stock fell when an unanticipated slowdown precipitated a reevaluation by investors of what was, in hindsight, we believe an overly aggressive expansion plan and a problematic financial structure. The portfolio was also hurt by its position in Mercury Finance, a leader in used automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements and are seeking redress through legal action. The worst performing industry in 1997 was precious metals, as gold fell from a 1997 high of approximately $369 per ounce to approximately $294 at year-end. Our holdings in two growing gold companies, TVX Gold and Cambior, also fell.

While the stock market as a whole continues to be near the upper end of its traditional valuation range, low interest rates provide some support as long as earnings growth continues. Relative to the overall market, we believe mid-cap growth stocks look quite attractive. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market, and well below many of the blue chip leaders. In addition, many of our mid-cap companies have little direct foreign exposure, a factor that could be an advantage for the first time in several years. Finally, the drop in the long-term U.S. capital gains tax rate should favor small-and mid-cap growth companies, most of which pay little or no dividends in order to reinvest in their own growth. We believe the mid-cap growth sector, and the T. Rowe Price/JNL Mid-Cap Growth Series in particular, are well positioned to achieve attractive returns over the long run.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
T. ROWE PRICE/JNL MID-CAP GROWTH SERIES AND THE S&P MIDCAP 400 INDEX

                                                    AVERAGE ANNUAL
                                                    TOTAL RETURN
                                                    1 year ... 18.21%
                                                    Since inception *... 27.22%

                                                    Past performance is not
                                                    predictive of future
                                                    performance. Investment
                                                    return and principal
                                                    value will fluctuate so that
                                                    an investor's shares, when
                                                    redeemed, may be more or
                                                    less than their original
                                                    cost.

                                                    Performance numbers are net
                                                    of all Series operating
                                                    expenses, but do not
                                                    reflect the deduction
                                                    of insurance charges.
[GRAPH]

---------------

* Inception date May 15, 1995.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------







To the Shareholders and Board of Trustees of JNL Series Trust

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the sixteen Series comprising the JNL Series Trust (hereafter referred to as the "Trust") at December 31, 1997, and the results of each of their operations, changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Chicago, Illinois
February 6, 1998

                                JNL SERIES TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997





                                                JNL             JNL             JNL
                                             AGGRESSIVE       CAPITAL         GLOBAL      JNL/ALGER
                                               GROWTH         GROWTH         EQUITIES       GROWTH
                                               SERIES         SERIES          SERIES        SERIES
                                            ------------  ---------------  -------------  -----------
ASSETS
Investments in securities, at cost.....     $75,870,116      $61,149,807   $133,760,561   $76,262,289
                                            ===========   ==============   ============   ===========
Investments in securities, at value....     $81,703,080      $73,937,968   $150,681,907   $88,020,185
Cash...................................          59,059           95,038        206,832             -
Foreign currency.......................          89,557           67,392      1,835,596             -
Receivables:
  Dividends and interest...............          14,373           18,713         38,203        54,156
  Forward foreign currency
    exchange contracts.................         158,994          116,139      1,021,803             -
  Foreign taxes recoverable............           4,500            2,413         71,498             -
  Fund shares sold.....................          36,940           61,370        102,179        55,105
  Investment securities sold...........       1,258,072        1,456,301        448,313     2,357,713
  Reimbursement from Adviser...........           5,405                -         99,547             -
                                            -----------   --------------   ------------   -----------
TOTAL ASSETS...........................      83,329,980       75,755,334    154,505,878    90,487,159
                                            -----------   --------------   ------------   -----------
LIABILITIES
Payables:
  Investment advisory fees.............          61,473           57,061        125,168        69,069
  Forward foreign currency
    exchange contracts.................         170,192          131,856      1,079,888             -
  Fund shares redeemed.................          44,413           20,726        529,720        42,647
  Investment securities purchased......       4,178,454        1,776,524      1,694,928     4,477,557
Reverse repurchase agreements..........               -                -              -             -
Call options written, at value
    (Premiums received $1,038).........               -                -              -             -
Other liabilities......................           5,104           20,368         25,899        21,039
                                            -----------   --------------   ------------   -----------
TOTAL LIABILITIES......................       4,459,636        2,006,535      3,455,603     4,610,312
                                            -----------   --------------   ------------   -----------
NET ASSETS.............................    $ 78,870,344   $   73,748,799   $151,050,275   $85,876,847
                                           ============   ==============   ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital........................    $ 72,393,224   $   61,090,023   $135,778,668   $73,023,895
Undistributed net investment
  income (loss)........................         381,611          (17,785)       633,816             -
Accumulated net realized gain (loss)
  on investments and foreign
  currency related items...............         271,967          (94,586)    (2,217,633)    1,095,056
Net unrealized appreciation
  (depreciation) on:
  Investments..........................       5,832,964       12,788,161     16,921,346    11,757,896
  Foreign currency related items.......          (9,422)         (17,014)       (65,922)            -
                                            -----------   --------------   ------------   -----------
  Options written......................               -                -              -             -
NET ASSETS.............................     $78,870,344      $73,748,799   $151,050,275   $85,876,847
                                            ===========   ==============   ============   ===========
TOTAL SHARES OUTSTANDING (NO PAR
  VALUE), UNLIMITED SHARES AUTHORIZED..       5,426,451        4,469,585      8,642,845     6,333,265
                                            ===========   ==============   ============   ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...........     $     14.53      $     16.50   $      17.48   $     13.56
                                            ===========   ==============   ============   ===========


                                            JNL/EAGLE             JNL/EAGLE
                                               CORE                SMALLCAP         JNL/PUTNAM
                                              EQUITY                EQUITY            GROWTH
                                              SERIES                SERIES            SERIES
                                            ---------------       ----------       -----------
ASSETS
Investments in securities, at cost.....     $    10,563,803       $12,913,464      $74,166,450
                                            ===============       ===========      ===========
Investments in securities, at value....     $    12,065,928       $14,348,909      $84,739,666
Cash...................................                   -                 -                -
Foreign currency.......................                   -                 -                -
Receivables:
  Dividends and interest...............              22,281             7,387           73,895
  Forward foreign currency
    exchange contracts.................                   -                 -                -
  Foreign taxes recoverable............                  94                 -                -
  Fund shares sold.....................               7,839             8,334          360,342
  Investment securities sold...........             200,611                 -          249,901
  Reimbursement from Adviser...........                   -             1,639                -
                                            ---------------       -----------      -----------
TOTAL ASSETS...........................          12,296,753        14,366,269       85,423,804
                                            ---------------       -----------      -----------
LIABILITIES
Payables:
  Investment advisory fees.............               8,712            10,337           60,730
  Forward foreign currency
    exchange contracts.................                   -                 -                -
  Fund shares redeemed.................                 404               461            7,744
  Investment securities purchased......             378,644           850,034        1,728,693
  Reverse repurchase agreements........                   -                 -                -
  Call options written, at value
    (Premiums received $1,038).........                 581                 -                -
Other liabilities......................              11,944            12,058           14,185
                                            ---------------       -----------      -----------
TOTAL LIABILITIES......................             400,285           872,890        1,811,352
                                            ---------------       -----------      -----------
NET ASSETS.............................     $    11,896,468       $13,493,379      $83,612,452
                                            ===============       ===========      ===========
NET ASSETS CONSIST OF:
Paid-in capital........................     $    10,355,280       $11,860,477      $72,727,429
Undistributed net investment
  income (loss)........................                 133               390           85,266
Accumulated net realized gain (loss)
  on investments and foreign
  currency related items...............              38,471           197,067          226,541
Net unrealized appreciation
  (depreciation) on:
  Investments..........................           1,502,125         1,435,445       10,573,216
  Foreign currency related items.......                   2                 -                -
  Options written......................                 457                 -                -
                                            ---------------       -----------      -----------
NET ASSETS.............................     $    11,896,468       $13,493,379      $83,612,452
                                            ===============       ===========      ===========
TOTAL SHARES OUTSTANDING (NO PAR
  VALUE), UNLIMITED SHARES AUTHORIZED..             865,023           916,112        4,922,609
                                            ===============       ===========      ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE...........     $         13.75       $     14.73      $     16.99
                                            ===============       ===========      ===========

                     See notes to the financial statements.

                                 PPM            PPM             SALOMON
  JNL/PUTNAM        PPM      AMERICA/JNL    AMERICA/JNL      BROTHERS/JNL
    VALUE       AMERICA/JNL  HIGH YIELD        MONEY            GLOBAL
    EQUITY       BALANCED       BOND           MARKET            BOND
    SERIES        SERIES       SERIES          SERIES           SERIES
--------------  -----------  -----------  ----------------  --------------
$  103,480,721  $55,447,930  $59,533,930       $41,810,074     $39,448,629
==============  ===========  ===========  ================  ==============
$  109,198,012  $59,053,344  $61,303,164       $41,810,074     $40,329,980
             -            -            -                 -               -
             -            -            -                 -           2,554
       208,562      513,740    1,278,353                 8         574,455
             -            -            -                 -          44,231
         2,122            -            -                 -             255
       293,429      199,767      190,180            41,732          23,222
     2,521,449            -            -                 -               -
        19,709            -            -                 -               -
--------------  -----------  -----------  ----------------  --------------
   112,243,283   59,766,851   62,771,697        41,851,814      40,974,697
--------------  -----------  -----------  ----------------  --------------
        78,326       36,101       37,515            20,397          25,793
             -            -            -                 -           7,663
        12,106       19,480        7,756             9,949           3,339
     3,573,732            -            -                 -       4,159,327
             -            -            -                 -               -
             -            -            -                 -               -
        14,097       16,779       14,762            13,621          53,743
--------------  -----------  -----------  ----------------  --------------
     3,678,261       72,360       60,033            43,967       4,249,865
--------------  -----------  -----------  ----------------  --------------
$  108,565,022  $59,694,491  $62,711,664       $41,807,847     $36,724,832
==============  ===========  ===========  ================  ==============
$  102,587,093  $55,882,345  $60,738,884       $41,807,847     $35,827,391
         7,901       11,253        4,258                 -         (15,879)
       252,737      195,479      199,288                 -          (3,325)
     5,717,291    3,605,414    1,769,234                 -         881,351
             -            -            -                 -          35,294
             -            -            -                 -               -
--------------  -----------  -----------  ----------------  --------------
$  108,565,022  $59,694,491  $62,711,664       $41,807,847     $36,724,832
==============  ===========  ===========  ================  ==============
     6,453,704    4,570,872    5,462,564        41,807,847       3,302,198
==============  ===========  ===========  ================  ==============
$        16.82  $     13.06  $     11.48       $      1.00     $     11.12
==============  ===========  ===========  ================  ==============

                                           T. ROWE
     SALOMON            T. ROWE           PRICE/JNL       T. ROWE
   BROTHERS/JNL        PRICE/JNL        INTERNATIONAL    PRICE/JNL
 U.S. GOVERNMENT      ESTABLISHED          EQUITY         MID-CAP
  & QUALITY BOND        GROWTH           INVESTMENT       GROWTH
      SERIES            SERIES             SERIES         SERIES
----------------     ------------      -------------  -------------
   $31,752,904       $106,678,983    $73,454,612    $107,647,880
   ===========       ============   ============   =============
   $32,441,788       $124,278,380    $78,308,997    $127,413,759
        13,800                  -          1,329               -
             -             39,663        318,604             262
       229,508            123,061         72,767          31,566
             -                  -              4               -
             -              7,038         67,255             314
        39,788            183,864         32,831         142,538
     1,049,239            452,165              8         688,164
             -                  -              -               -
   -----------       ------------   ------------   -------------
    33,774,123        125,084,171     78,801,795     128,276,603
        14,412             85,195         72,103          97,412
             -                 52              -               -
           971             20,483         12,651          51,353
     5,889,298            939,418              6       1,057,297
     2,467,500                  -              -               -
             -                  -              -               -
        13,409             17,079         32,387          18,272
   -----------       ------------   ------------   -------------
     8,385,590          1,062,227        117,147       1,224,334
   -----------       ------------   ------------   -------------
   $25,388,533       $124,021,944    $78,684,648    $127,052,269
   ===========       ============   ============   =============
   $24,671,400       $105,652,218    $74,767,969    $105,943,206
         5,716             57,546        (69,263)              -
        22,533            723,591       (866,483)      1,343,181
       688,884         17,589,318      4,854,385      19,765,879
             -               (729)        (1,960)              3
             -                  -              -               -
   -----------       ------------   ------------   -------------
   $25,388,533       $124,021,944    $78,684,648    $127,052,269
   ===========       ============   ============   =============
     2,374,135          7,937,589      6,506,743       7,315,779
   ===========       ============   ============   =============
   $     10.69       $      15.62    $     12.09    $      17.37
   ===========       ============   ============   =============

                                JNL SERIES TRUST

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                       JNL          JNL          JNL                    JNL/EAGLE    JNL/EAGLE
                                    AGGRESSIVE    CAPITAL       GLOBAL     JNL/ALGER       CORE       SMALLCAP    JNL/PUTNAM
                                      GROWTH       GROWTH      EQUITIES      GROWTH       EQUITY       EQUITY       GROWTH
                                      SERIES       SERIES       SERIES       SERIES       SERIES       SERIES       SERIES
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME
   Dividends....................... $   317,704  $   190,645  $ 1,191,385   $  412,080   $  121,218  $    17,870   $  587,612
   Interest........................     561,415      275,125      504,175      241,637       19,111       23,809      205,211
   Foreign tax withholding.........     (11,071)      (8,037)    (132,482)      (2,212)        (874)        (131)      (5,344)
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT INCOME ...........     868,048      457,733    1,563,078      651,505      139,455       41,548      787,479
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------

EXPENSES
   Investment advisory fees........     555,594      545,552    1,054,206      616,473       61,251       70,893      491,147
   Custodian fees..................      73,243       36,073      304,044       12,613        7,078        2,576       22,877
   Portfolio accounting fees.......      22,011       22,011       38,503       24,279       24,090       24,090       24,279
   Professional fees...............      21,124       21,043       34,660       24,080        9,455       10,855       23,260
   Other...........................      11,464       12,911       14,155       18,735        3,201        3,901       10,354
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
TOTAL OPERATING EXPENSES...........     683,436      637,590    1,445,568      696,180      105,075      112,315      571,917
Less:
   Reimbursement from Adviser......      40,117        5,898      232,508            -       33,615       30,228            -
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET OPERATING EXPENSES BEFORE
   INTEREST EXPENSE AND DIVIDENDS
   ON SHORT POSITIONS..............     643,319      631,692    1,213,060      696,180       71,460       82,087      571,917
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
   Interest expense................           -            -            -            -            -            -       13,626
   Dividends on short positions....           -            -            -            -            -            -       32,300
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET EXPENSES.......................     643,319      631,692    1,213,060      696,180       71,460       82,087      617,843
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET INVESTMENT INCOME (LOSS).......     224,729     (173,959)     350,018      (44,675)      67,995      (40,539)     169,636
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAINS
(LOSSES)
Net realized gain (loss) on:
   Investments.....................   3,168,146      250,781    2,376,160    5,005,844      237,222      247,335      408,288
   Foreign currency related items       149,464     (105,156)   1,151,326            -            -           (2)          (4)
   Options written ................           -            -            -            -       (4,015)           -            -
   Short transactions..............           -            -            -            -            -            -      651,873
   Futures transactions............     (10,119)           -      (47,529)           -            -            -            -
Net change in unrealized
 appreciation (depreciation on:
   Investments.....................   3,997,177   10,161,826   10,283,961    8,093,212    1,422,396    1,221,736   10,282,868
   Foreign currency related items..      (5,389)      55,218     (207,133)           -            2            -            -
   Options written.................           -            -            -            -          914            -            -
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAINS..   7,299,279   10,362,669   13,556,785   13,099,056    1,656,519    1,469,069   11,343,025
                                    -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......... $ 7,524,008  $10,188,710  $13,906,803  $13,054,381  $ 1,724,514  $ 1,428,530  $11,512,661
                                    ===========  ===========  ===========  ===========  ===========  ===========  ===========






                     See notes to the financial statements.


                                                                                                          T. ROWE
                                 PPM           PPM                         SALOMON          T. ROWE     PRICE/JNL       T. ROWE
 JNL/PUTNAM       PPM        AMERICA/JNL   AMERICA/JNL     SALOMON       BROTHERS/JNL      PRICE/JNL   INTERNATIONAL   PRICE/JNL
   VALUE      AMERICA/JNL    HIGH YIELD       MONEY      BROTHERS/JNL   U.S. GOVERNMENT   ESTABLISHED     EQUITY        MID-CAP
   EQUITY       BALANCED        BOND         MARKET      GLOBAL BOND    & QUALITY BOND      GROWTH      INVESTMENT       GROWTH
   SERIES        SERIES        SERIES        SERIES        SERIES           SERIES          SERIES        SERIES         SERIES
------------- -------------  ------------  ------------  ------------   ---------------   ------------  ------------  -------------

$1,223,694    $   459,157    $    44,134   $         -   $          -   $          -      $   840,106   $ 1,305,682   $    251,866
   150,694      1,468,519      3,295,272     1,958,419      1,966,487      1,171,785          277,139       194,449        462,710
    (8,094)          (716)             -             -              -              -          (25,079)     (150,818)        (1,014)
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------
 1,366,294      1,926,960      3,339,406     1,958,419      1,966,487      1,171,785        1,092,166     1,349,313        713,562
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------

   487,619        324,299        276,133       207,184        213,262        118,459          657,716       742,729        841,570
    61,800         14,607         11,299        11,699         17,464          5,314           37,046        79,709         25,953
    24,279         24,468         24,279        24,468         20,128         22,578           22,200        38,573         23,712
    21,790         15,053         14,128        11,742         11,419         10,446           27,781        25,067         32,914
     8,803          8,998          7,623         7,093          5,992          5,315           13,067        13,873         17,265
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------
   604,291        387,425        333,462       262,186        268,265        162,112          757,810       899,951        941,414

    33,369          1,041          1,995         3,206         17,369         18,269                -        53,287              -
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------

   570,922        386,384        331,467       258,980        250,896        143,843          757,810       846,664        941,414
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------
         -              -              -             -          2,869         14,647                -             -              -
         -              -              -             -              -              -                -             -              -
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------
   570,922        386,384        331,467       258,980        253,765        158,490          757,810       846,664        941,414
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------
   795,372      1,540,576      3,007,939     1,699,439      1,712,722      1,013,295          334,356       502,649       (227,852)
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------

 4,469,530      2,477,967      1,066,669             -         76,786         13,329        5,371,177       513,591      3,012,259
        (3)             -              -             -         74,761              -          (22,021)      (43,913)        (9,918)
         -              -              -             -              -              -                -             -              -
         -              -              -             -              -              -                -             -              -
         -              -              -             -              -              -                -             -              -


 3,766,196      2,991,325      1,355,284             -        677,987        639,103       13,594,661      (279,483)    14,655,100
         -              -              -             -         50,955              -             (785)       (5,020)             3
         -              -              -             -              -              -                -             -              -
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------
 8,235,723      5,469,292      2,421,953             -        880,489        652,432       18,943,032       185,175     17,657,444
------------- -------------  ------------  ------------  ------------   --------------   -------------  ------------  -------------


$9,031,095    $ 7,009,868    $ 5,429,892   $ 1,699,439   $  2,593,211   $  1,665,727     $ 19,277,388   $   687,824   $ 17,429,592
============= =============  ============  ============  ============   ==============   =============  ============  =============

                              JNL SERIES TRUST

                     STATEMENTS OF CHANGES IN NET ASSETS





                                         JNL AGGRESSIVE GROWTH SERIES     JNL CAPITAL GROWTH SERIES       JNL GLOBAL EQUITIES SERIES
                                         -----------------------------   -----------------------------   ---------------------------
                                                          PERIOD FROM                   PERIOD FROM                     PERIOD FROM
                                                            APRIL 1,                       APRIL 1,                       APRIL 1,
                                           YEAR ENDED        1996 TO       YEAR ENDED      1996 TO       YEAR ENDED       1996 TO
                                            DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1997            1996            1997          1996           1997            1996
                                          ----------       ----------      ---------     -----------    ------------   ------------
OPERATIONS:
 Net investment income (loss)........     $    224,729  $     119,340  $    (173,959)  $    163,301   $    350,018   $     92,001
 Net realized gain (loss) on:

  Investments........................        3,158,027        602,416        250,781       (221,942)     2,328,631      1,196,113
  Foreign currency related
    items............................          149,464          9,765       (105,156)        28,945      1,151,326         (2,943)

 Net change in unrealized
  appreciation (depreciation) on:
  Investments........................        3,997,177        999,505     10,161,826        872,041     10,283,961      4,236,085
   Foreign currency related
    items............................           (5,389)        (4,062)        55,218        (71,967)      (207,133)       128,253
                                          ------------  -------------- -------------   ------------   ------------   ------------
 Net increase in net assets
  from operations....................        7,524,008     1 ,726,964      10,188,710        770,378     13,906,803      5,649,509
                                          ------------  -------------   -------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income..........                -       (104,404)       (82,884)            (3)             -       (238,326)
 From net realized gains on
  investment transactions............       (2,833,974)    (1,470,576)      (157,215)      (390,495)    (5,237,204)    (2,687,572)
 Return of capital...................                -       (289,382)      (331,198)             -              -       (955,663)
                                          ------------  -------------   ------------   ------------   ------------   ------------
 Total distributions to
    shareholders.....................       (2,833,974)    (1,864,362)      (571,297)      (390,498)    (5,237,204)    (3,881,561)
                                          ------------  -------------  -------------   ------------   ------------   ------------

SHARE TRANSACTIONS:
   Proceeds from the sale of
      shares.........................       54,409,351     26,877,906     40,823,421     34,276,844    109,725,346     38,726,566
   Reinvestment of
      distributions..................        2,776,615      1,746,593        557,860        374,294      5,176,815      3,277,573
   Cost of shares redeemed...........      (12,560,301)    (7,459,511)   (14,196,046)    (7,662,400)   (21,159,959)   (11,274,162)
                                          ------------  -------------  -------------   ------------   ------------   ------------
   Net increase in net assets
      from share transactions........       44,625,665     21,164,988     27,185,235     26,988,738     93,742,202     30,729,977
                                          ------------  -------------  -------------   ------------   ------------   ------------

Net increase in net assets...........       49,315,699     21,027,590     36,802,648     27,368,618    102,411,801     32,497,925
Net assets beginning of
   period............................       29,554,645      8,527,055     36,946,151      9,577,533     48,638,474     16,140,549
                                          ------------  -------------  -------------   ------------   ------------   ------------

NET ASSETS END OF PERIOD.............     $ 78,870,344  $  29,554,645  $  73,748,799   $ 36,946,151   $151,050,275   $ 48,638,474
                                          ============  =============  =============   ============   ============   ============
UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS)..........     $    381,611  $       7,694  $     (17,785)  $    133,876   $    633,816   $   (149,359)
                                          ============  =============  =============   ============   ============   ============

--------------------------------
* Commencement of operations.

                    See notes to the financial statements.



 JNL/ALGER GROWTH SERIES         JNL/EAGLE CORE EQUITY               EQUITY SERIES             JNL/PUTNAM GROWTH SERIES
                                          SERIES
-----------------------------   ----------------------------    ----------------------------   -----------------------------
               PERIOD FROM                     PERIOD FROM                     PERIOD FROM                       PERIOD FROM
                 APRIL 1,                       SEPTEMBER 16,                   SEPTEMBER 16,                      APRIL 1,
 YEAR ENDED      1996 TO          YEAR ENDED      1996* TO        YEAR ENDED      1996* TO         YEAR ENDED      1996 TO
DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
    1997         1996               1997           1996             1997           1996               1997          1996
-------------- --------------   -------------  -------------    -------------  -------------   -------------- --------------
$    (44,675) $      (3,590)  $       67,995    $     4,657    $     (40,539) $      (1,017)   $    169,636   $     80,288
   5,005,844       (523,886)         233,207         (4,427)         247,335         (9,337)      1,060,161      1,130,393

           -              -                -              -               (2)             -              (4)             -


   8,093,212      3,281,071        1,423,310         79,272        1,221,736        213,709      10,282,868        152,651

           -              -                2              -                -              -               -              -
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------
  13,054,381      2,753,595        1,724,514         79,502        1,428,530        203,355      11,512,661      1,363,332
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------

           -              -          (67,862)        (4,657)               -              -         (84,366)       (83,226)

  (3,165,534)             -         (190,309)             -                -              -      (1,494,204)      (608,389)
           -              -                -           (320)               -              -               -              -
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------
  (3,165,534)             -         (258,171)        (4,977)               -              -      (1,578,570)      (691,615)
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------
  45,948,085     34,332,656        8,561,855      2,027,399       12,054,510      1,760,997      73,766,092     21,124,451
   3,096,106              -          227,752          2,270                -              -       1,560,371        673,981
 (11,308,282)    (7,483,397)        (313,679)      (149,997)      (1,933,750)       (20,263)    (24,451,617)    (2,184,704)
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------
  37,735,909     26,849,259        8,475,928      1,879,672       10,120,760      1,740,734      50,874,846     19,613,728
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------
  47,624,756     29,602,854        9,942,271      1,954,197       11,549,290      1,944,089      60,808,937     20,285,445
  38,252,091      8,649,237        1,954,197              -        1,944,089              -      22,803,515      2,518,070
------------  -------------   --------------    -----------    -------------  -------------    ------------   ------------
$ 85,876,847   $ 38,252,091   $   11,896,468    $ 1,954,197    $  13,493,379  $   1,944,089    $ 83,612,452   $ 22,803,515
============   ============   ==============    ===========    =============  =============    ============   ============
$          -   $          -   $          133    $         -    $         390  $           -    $     85,266   $          -
============   ============   ==============    ===========    =============  =============    ============   ============



                                JNL SERIES TRUST

                                        JNL/PUTNAM VALUE                PPM AMERICA/JNL                    PPM AMERICA/JNL
                                          EQUITY SERIES                 BALANCED SERIES                 HIGH YIELD BOND SERIES
                                    -----------------------------    -----------------------------    -----------------------------
                                                     PERIOD FROM                     PERIOD FROM                        PERIOD FROM
                                                       APRIL 1,                         APRIL 1,                          APRIL 1,
                                     YEAR ENDED        1996 TO        YEAR ENDED        1996 TO        YEAR ENDED         1996 TO
                                     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                         1997            1996            1997             1996             1997             1996
                                    -------------- --------------    ------------  ---------------    ------------  ---------------
OPERATIONS:
   Net investment income
      (loss) ...................  $     795,372    $     174,463    $   1,540,576    $     279,327    $   3,007,939    $    691,766
   Net realized gain (loss) on:
      Investments ..............      4,469,530          299,700        2,477,967          933,110        1,066,669         217,828
      Foreign currency related
         items .................             (3)               -                -                -                -               -
   Net change in unrealized
      appreciation
      (depreciation) on:
      Investments ..............      3,766,196        1,455,960        2,991,325          476,858        1,355,284         383,145
      Foreign currency related
         items .................              -                -                -                -                -               -
                                  -------------    -------------    -------------    -------------    -------------    ------------
   Net increase in net assets
      from operations ..........      9,031,095        1,930,123        7,009,868        1,689,295        5,429,892       1,292,739
                                  -------------    -------------    -------------    -------------    -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..       (792,740)        (183,956)      (1,524,222)        (301,815)      (3,009,722)       (798,203)
   From net realized gain on
      investment transactions ..     (4,348,955)        (226,911)      (2,918,420)        (364,079)      (1,036,946)        (23,388)
   Return of capital ...........              -                -                -                -                -               -
                                  -------------    -------------    -------------    -------------    -------------    ------------
   Total distributions to
      shareholders .............     (5,141,695)        (410,867)      (4,442,642)        (665,894)      (4,046,668)       (821,591)
                                  -------------    -------------    -------------    -------------    -------------    ------------

SHARE TRANSACTIONS:
   Proceeds from the sale of
      shares ...................     87,596,492       15,648,559       33,426,507       21,937,839       51,335,721      12,401,767
   Reinvestment of .............      5,112,708          398,998        4,400,386          652,446        4,011,473         790,186
      distributions
   Cost of shares redeemed .....     (5,794,256)      (3,171,440)      (5,118,205)      (3,955,738)      (7,415,150)     (6,422,234)
                                  -------------    -------------    -------------    -------------    -------------    ------------
   Net increase in net assets
      from share transactions ..     86,914,944       12,876,117       32,708,688       18,634,547       47,932,044       6,769,719
                                  -------------    -------------    -------------    -------------    -------------    ------------

Net increase in net assets .....     90,804,344       14,395,373       35,275,914       19,657,948       49,315,268       7,240,867
Net assets beginning of
   period ......................     17,760,678        3,365,305       24,418,577        4,760,629       13,396,396       6,155,529
                                  -------------    -------------    -------------    -------------    -------------    ------------

NET ASSETS END OF PERIOD .......  $ 108,565,022    $  17,760,678    $  59,694,491    $  24,418,577    $  62,711,664    $ 13,396,396
                                  =============    =============    =============    =============    =============    ============


UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) ....  $       7,901    $       5,272    $      11,253    $       2,086    $       4,258    $      6,041
                                  =============    =============    =============    =============    =============    ============

                    See notes to the financial statements.

                                                                       SALOMON BROTHERS/JNL
     PPM AMERICA/JNL                 SALOMON BROTHERS/JNL                 U.S. GOVERNMENT                   T. ROWE PRICE/JNL
   MONEY MARKET SERIES                GLOBAL BOND SERIES               & QUALITY BOND SERIES            ESTABLISHED GROWTH SERIES
------------------------------    ------------------------------    ------------------------------    -----------------------------
                 PERIOD FROM                       PERIOD FROM                        PERIOD FROM                       PERIOD FROM
                    APRIL 1,                          APRIL 1,                           APRIL 1,                         APRIL 1,
 YEAR ENDED         1996 TO        YEAR ENDED         1996 TO         YEAR ENDED         1996 TO        YEAR ENDED        1996 TO
 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
     1997             1996             1997             1996            1997              1996             1997            1996
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
$   1,699,439    $     614,491    $   1,712,722    $     574,698    $   1,013,295    $     288,314    $     334,356    $     93,779

            -                -           76,786          275,846           13,329           29,022        5,371,177          93,499

            -                -           74,761           57,170                -                -          (22,021)        (12,360)


            -                -          677,987          178,039          639,103           82,805       13,594,661       3,384,049

            -                -           50,955          (21,421)               -                -             (785)             44
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

    1,699,439          614,491        2,593,211        1,064,332        1,665,727          400,141       19,277,388       3,559,011
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


   (1,699,439)        (614,491)      (1,801,495)        (754,598)        (965,070)        (318,115)        (250,893)        (91,356)

            -                -         (164,331)        (280,691)         (43,260)         (30,967)      (4,612,029)       (212,086)
            -                -          (33,012)               -                -                -                -      (1,234,953)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

   (1,699,439)        (614,491)      (1,998,838)      (1,035,289)      (1,008,330)        (349,082)      (4,862,922)     (1,538,395)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------



   87,270,526       43,176,521       26,946,293        9,953,802       18,344,542        8,748,229       84,604,291      27,757,264
    1,658,199          606,298        1,962,974          870,854          986,266          330,365        4,813,632       1,489,773
  (70,873,065)     (26,846,271)      (5,261,751)      (4,750,819)      (4,431,412)      (2,304,702)     (12,101,386)     (7,748,754)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

   18,055,660       16,936,548       23,647,516        6,073,837       14,899,396        6,773,892       77,316,537      21,498,283
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

   18,055,660       16,936,548       24,241,889        6,102,880       15,556,793        6,824,951       91,731,003      23,518,899

   23,752,187        6,815,639       12,482,943        6,380,063        9,831,740        3,006,789       32,290,941       8,772,042
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

$  41,807,847    $  23,752,187    $  36,724,832    $  12,482,943    $  25,388,533    $   9,831,740    $ 124,021,944    $ 32,290,941
=============    =============    =============    =============    =============    =============    =============    ============

$           -    $           -    $     (15,879)   $      24,906    $       5,716    $           -    $      57,546    $     (3,896)
=============    =============    =============    =============    =============    =============    =============    ============

                                JNL SERIES TRUST

                                                T. ROWE PRICE/JNL
                                                   INTERNATIONAL                    T. ROWE PRICE/JNL
                                              EQUITY INVESTMENT SERIES            MID-CAP GROWTH SERIES
                                           ------------------------------    ------------------------------
                                                           PERIOD FROM                        PERIOD FROM
                                                              APRIL 1,                          APRIL 1,
                                              YEAR ENDED      1996 TO         YEAR ENDED        1996 TO
                                              DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  1997           1996             1997            1996
                                           -------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss) ........   $     502,649    $     294,949    $    (227,852)   $     (39,345)
   Net realized gain (loss) on:
      Investments ......................         513,591          203,836        3,012,259          750,795
      Foreign currency related
         items .........................         (43,913)          25,484           (9,918)              (3)
   Net change in unrealized
      appreciation (depreciation) on:
      Investments ......................        (279,483)       2,679,873       14,655,100        3,708,604
      Foreign currency related
         items .........................          (5,020)           2,709                3                -
                                           -------------    -------------    -------------    -------------
   Net increase in net assets
      from operations ..................         687,824        3,206,851       17,429,592        4,420,051
                                           -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..........        (531,066)        (465,733)               -         (144,094)
   From net realized gain on
      investment transactions ..........      (1,459,893)         (51,200)      (1,652,413)      (1,107,685)
   Return of capital ...................               -                -                -                -
                                           -------------    -------------    -------------    -------------

   Total distributions to
      shareholders .....................      (1,990,959)        (516,933)      (1,652,413)      (1,251,779)
                                           -------------    -------------    -------------    -------------

SHARE TRANSACTIONS:
   Proceeds from the sale of
      shares ...........................      38,069,689       22,581,023       76,676,391       41,147,930
   Reinvestment of distributions               1,367,879          255,509        1,622,324        1,198,205
   Cost of shares redeemed .............      (7,654,114)      (1,533,092)     (14,128,114)      (8,955,066)
                                           -------------    -------------    -------------    -------------

   Net increase in net assets
      from share transactions ..........      31,783,454       21,303,440       64,170,601       33,391,069
                                           -------------    -------------    -------------    -------------

Net increase in net assets .............      30,480,319       23,993,358       79,947,780       36,559,341
Net assets beginning of
   period ..............................      48,204,329       24,210,971       47,104,489       10,545,148
                                           -------------    -------------    -------------    -------------

NET ASSETS END OF PERIOD ...............   $  78,684,648    $  48,204,329    $ 127,052,269    $  47,104,489
                                           =============    =============    =============    =============
UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) ............   $     (69,263)   $      65,539    $           -    $        (301)
                                           =============    =============    =============    =============


                    See notes to the financial statements.

                     [ THIS PAGE INTENTIONALLY LEFT BLANK ]

                                JNL SERIES TRUST

                              FINANCIAL HIGHLIGHTS


                                                        JNL AGGRESSIVE GROWTH SERIES               JNL CAPITAL GROWTH SERIES
                                                     -------------------------------------   ---------------------------------------
                                                                  PERIOD FROM  PERIOD FROM                PERIOD FROM  PERIOD FROM
                                                                     APRIL 1,    MAY 15,                    APRIL 1,     MAY 15,
                                                      YEAR ENDED     1996 TO      1995*       YEAR ENDED    1996 TO        1995*
                                                     DECEMBER 31,  DECEMBER 31, TO MARCH 31,  DECEMBER 31, DECEMBER 31, TO MARCH 31,
                                                         1997         1996        1996          1997        1996         1996
                                                     ------------  ------------ ------------  -----------  ------------ ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD ..............    $   13.38   $   13.13   $   10.00   $    14.46    $   13.86     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ...................         0.04        0.05        0.01        (0.06)        0.06             --
   Net realized and unrealized gains on investments
      and foreign currency related items ..........         1.65        1.10        3.53         2.23         0.70           4.70
                                                       ---------   ---------   ---------   ----------    ---------     ----------
   Total income from investment operations ........         1.69        1.15        3.54         2.17         0.76           4.70
                                                       ---------   ---------   ---------   ----------    ---------     ----------

LESS DISTRIBUTIONS:
   From net investment income .....................           --       (0.05)         --        (0.02)          --             --
   From net realized gains on investment
      transactions ................................        (0.54)      (0.71)      (0.41)       (0.04)       (0.16)         (0.84)
   Return of capital ..............................           --       (0.14)         --        (0.07)          --             --
                                                       ---------   ---------   ---------   ----------    ---------     ----------
   Total distributions ............................        (0.54)      (0.90)      (0.41)       (0.13)       (0.16)         (0.84)
                                                       ---------   ---------   ---------   ----------    ---------     ----------
   Net increase ...................................         1.15        0.25        3.13         2.04         0.60           3.86
                                                       ---------   ---------   ---------   ----------    ---------     ----------


NET ASSET VALUE, END OF PERIOD ....................    $   14.53   $   13.38   $   13.13   $    16.50    $   14.46     $    13.86
                                                       =========   =========   =========   ==========    =========     ==========


TOTAL RETURN(a) ...................................        12.67%      8.72%       35.78%       15.01%        5.45%         47.94%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) .......    $  78,870   $ 29,555    $   8,527   $   73,749    $  36,946     $    9,578
   Ratio of net operating expenses to average
      net assets (b)(c) ...........................         1.10%      1.09%        1.09%        1.10%        1.09%          1.09%

   Ratio of net investment income to average
      net assets (b)(c) ...........................         0.39%      0.77%        0.27%       (0.30)%       0.91%         (0.49)%
   Ratio of interest expense and dividends on
      short positions to average net assets .......           --         --           --           --           --             --
   Portfolio turnover .............................       137.26%     85.22%      163.84%      131.43%      115.88%        128.56%
   Average commission rate paid(d) ................    $  0.0075   $ 0.0242          n/a   $   0.0292    $  0.0196            n/a

RATIO INFORMATION ASSUMING NO EXPENSE
   REIMBURSEMENT OR FEES PAID INDIRECTLY
   Ratio of expenses to average net assets (b) ....         1.17%      1.40%        2.77%        1.11%        1.27%          2.08%
   Ratio of net investment income to average
      net assets(b) ...............................         0.32%      0.46%       (1.41)%      (0.31)%       0.73%         (1.48)%

------------------------------------------
*   Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b) Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.


                     See notes to the financial statements.

       JNL GLOBAL EQUITIES SERIES                       JNL/ALGER GROWTH SERIES             JNL/EAGLE CORE EQUITY SERIES
------------------------------------------     --------------------------------------------   ---------------------------
               PERIOD FROM     PERIOD FROM                      PERIOD FROM     PERIOD FROM                   PERIOD FROM
                 APRIL 1,        MAY 15,                          APRIL 1,      OCTOBER 16,                   SEPTEMBER 16,
 YEAR ENDED      1996 TO          1995*         YEAR ENDED        1996 TO         1995*         YEAR ENDED     1996* TO
DECEMBER 31,   DECEMBER 31,    TO MARCH 31,    DECEMBER 31,    DECEMBER 31,    TO MARCH 31,     DECEMBER 31,  DECEMBER 31,
    1997           1996            1996            1997            1996            1996             1997          1996
-------------- -------------   -------------   --------------  ------------------------------   ---------------------------
$     15.20   $      13.75    $      10.00    $      11.16    $      10.38    $      10.00     $      10.62  $      10.00

       0.07           0.03            0.10           (0.01)              -               -             0.08          0.03

       2.84           2.72            4.02            2.93            0.78            0.38             3.35          0.62
-----------   ------------    ------------    ------------    ------------    ------------     ------------  ------------
       2.91           2.75            4.12            2.92            0.78            0.38             3.43          0.65
-----------   ------------    ------------    ------------    ------------    ------------     ------------  ------------


          -          (0.08)              -               -               -               -            (0.08)        (0.03)
      (0.63)         (0.90)          (0.37)          (0.52)              -               -            (0.22)            -
          -          (0.32)              -               -               -               -                -             -
-----------   ------------    ------------    ------------    ------------    ------------     ------------  ------------
      (0.63)         (1.30)          (0.37)          (0.52)              -               -            (0.30)        (0.03)
-----------   ------------    ------------    ------------    ------------    ------------     ------------  ------------
       2.28           1.45            3.75            2.40            0.78            0.38             3.13          0.62
-----------   ------------    ------------    ------------    ------------    ------------     ------------  ------------



$     17.48   $      15.20    $      13.75    $      13.56    $      11.16    $      10.38     $      13.75  $      10.62
===========   ============    ============    ============    ============    ============     ============  ============

      19.12%         19.99%          41.51%          26.20%           7.51%           3.80%           32.35%         6.47%

   $151,050        $48,638         $16,141         $85,877         $38,252          $8,649          $11,896        $1,954

       1.15%          1.14%           1.15%           1.10%           1.07%           1.03%            1.05%         1.05%

       0.33%          0.37%           0.39%          (0.07)%         (0.02)%         (0.17)%           1.00%         1.10%

          -              -               -               -               -               -                -             -
      97.21%         52.02%         142.36%         125.44%          59.92%          50.85%           51.48%         1.36%
    $0.0064        $0.0162             n.a.        $0.0678         $0.0441             n/a          $0.0572       $0.0452



       1.37%          1.63%           2.25%           1.10%           1.19%           1.89%            1.54%         4.57%

       0.11%         (0.12)%         (0.71)%         (0.07)%         (0.14)%         (1.03)%           0.51%        (2.42)%


                     See notes to the financial statements.

                               JNL SERIES TRUST
                       FINANCIAL HIGHLIGHTS (CONTINUED)




                                                      JNL/EAGLE SMALLCAP
                                                        EQUITY SERIES                   JNL/PUTNAM GROWTH SERIES
                                                  ---------------------------    ---------------------------------------------
                                                                 PERIOD FROM                   PERIOD FROM       PERIOD FROM
                                                                 SEPTEMBER 16,                   APRIL 1,          MAY 15,
                                                   YEAR ENDED      1996* TO      YEAR ENDED      1996 TO            1995*
                                                    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     TO MARCH 31,
                                                       1997          1996           1997           1996             1996
                                                  --------------- -------------   ------------  -------------   --------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD............     $ 11.54      $ 10.00        $ 14.21           $ 12.50          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..................       (0.07)       (0.01)          0.04              0.04             0.01
  Net realized and unrealized gains on
     investments and foreign currency
     related items..............................        3.26         1.55           3.07              2.12             3.66
                                                     -------      -------        -------           -------          -------
  Total income from investment operations.......        3.19         1.54           3.11              2.16             3.67
                                                     -------      -------        -------           -------          -------
LESS DISTRIBUTIONS:
  From net investment income....................           -            -          (0.02)            (0.05)               -
  From net realized gains on investment
     transactions...............................           -            -          (0.31)            (0.40)           (1.17)
  Return of capital.............................           -            -              -                 -                -
                                                     -------      -------        -------           -------          -------
  Total distributions...........................           -            -          (0.33)            (0.45)           (1.17)
                                                     -------      -------        -------           -------          -------
  Net increase..................................        3.19         1.54           2.78              1.71             2.50
                                                     -------      -------        -------           -------          -------
NET ASSET VALUE, END OF PERIOD..................     $ 14.73      $ 11.54        $ 16.99           $ 14.21          $ 12.50
                                                     =======      =======        =======           =======          =======
TOTAL RETURN (a)................................       27.64%       15.40%         21.88%            17.28%           37.69%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)......     $13,493      $ 1,944        $83,612           $22,804          $ 2,518
  Ratio of net operating expenses to average
     net assets (b)(c)..........................        1.10%        1.10%          1.05%             1.04%            0.95%
  Ratio of net investment income to average
     net assets (b)(c)..........................       (0.54)%      (0.26)%         0.31%             0.94%            0.28%
  Ratio of interest expense and dividends on
     short positions to average net assets......           -            -           0.08%                -                -
  Portfolio turnover............................       60.78%       28.01%        194.81%           184.33%          255.03%
  Average commission rate paid (d)..............      $0.0574      $0.0264        $0.0459           $0.0175              n/a

RATIO INFORMATION ASSUMING NO EXPENSE
  REIMBURSEMENT OR FEES PAID INDIRECTLY
  Ratio of expenses to average net assets (b)...        1.51%        4.77%          1.05%             1.27%            5.38%
  Ratio of net investment income to average
     net assets (b).............................       (0.95)%      (3.93)%         0.31%             0.71%           (4.15)%

---------------
*   Commencement of operations

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b) Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.

                    See notes to the financial statements.


     JNL/PUTNAM VALUE EQUITY SERIES            PPM AMERICA/JNL BALANCED SERIES       PPM AMERICA/JNL HIGH YIELD BOND SERIES
---------------------------------------    --------------------------------------    --------------------------------------
             PERIOD FROM    PERIOD FROM                 PERIOD FROM  PERIOD FROM                  PERIOD FROM  PERIOD FROM
               APRIL 1,        MAY 15,                    APRIL 1,     MAY 15,                      APRIL 1,      MAY 15,
YEAR ENDED     1996 TO         1995*        YEAR ENDED    1996 TO       1995*        YEAR ENDED     1996 TO        1995*
DECEMBER 31, DECEMBER 31,   TO MARCH 31,    DECEMBER 31, DECEMBER 31, TO MARCH 31,    DECEMBER 31, DECEMBER 31, TO MARCH 31,
   1997          1996          1996           1997         1996          1996           1997         1996          1996
------------ -----------   ------------    ------------ ------------ ------------    ----------  ------------  ------------
$    14.50  $    12.77     $   10.00       $   11.92   $   11.17    $   10.00        $   10.67   $  10.23    $    10.00
      0.13        0.10          0.23            0.36        0.10         0.25             0.59       0.51          0.73
      3.03        1.97          2.86            1.83        0.98         1.40             1.02       0.64          0.04
-----------  -----------   ------------    ----------  ----------   ------------     ----------  --------    ------------
      3.16        2.07          3.09            2.19        1.08         1.65             1.61       1.15          0.77
-----------  -----------   ------------    ----------  ----------   ------------     ----------  --------    ------------

     (0.13)      (0.15)        (0.17)          (0.36)      (0.15)       (0.19)           (0.59)     (0.69)        (0.54)
     (0.71)      (0.19)        (0.15)          (0.69)      (0.18)       (0.29)           (0.21)     (0.02)            -
         -           -             -               -           -            -                -          -             -
-----------  -----------   ------------    ----------  ----------   ------------     ----------  --------    ------------
     (0.84)      (0.34)        (0.32)          (1.05)      (0.33)       (0.48)           (0.80)     (0.71)        (0.54)
-----------  -----------   ------------    ----------  ----------   ------------     ----------  --------    ------------
      2.32        1.73          2.77            1.14        0.75         1.17             0.81       0.44          0.23
-----------  -----------   ------------    ----------  ----------   ------------     ----------  --------    ------------
$    16.82   $   14.50     $   12.77       $   13.06   $   11.92    $   11.17        $   11.48    $ 10.67    $    10.23
===========  ===========   ============    ==========  ==========   ============     ==========  ========    ============
     21.82%      16.25%        31.14%          18.43%       9.72%       16.60%           15.05%     11.24%         7.82%
  $108,565     $17,761        $3,365         $59,694     $24,419       $4,761          $62,712    $13,396        $6,156
      1.03%       0.85%         0.87%           0.93%       1.04%        1.01%            0.90%      0.88%         0.88%
      1.43%       2.29%         2.33%           3.72%       2.39%        2.99%            8.15%      8.64%         8.34%

         -           -             -               -           -            -                -          -             -
    112.54%      13.71%        30.12%         160.88%     158.15%      115.84%          189.25%    113.08%       186.21%
   $0.0366     $0.0259            n/a        $0.0321     $0.0494           n/a              n/a        n/a           n/a


      1.09%       1.53%         2.28%          0.94%        1.22%        3.71%            0.90%      1.21%         1.50%
      1.37%       1.61%         0.91%          3.71%        2.21%        0.29%            8.15%      8.31%         7.72%


                               JNL SERIES TRUST
                       FINANCIAL HIGHLIGHTS (CONTINUED)




                                              PPM AMERICA/JNL MONEY MARKET SERIES           SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                          -------------------------------------------    -------------------------------------------
                                                          PERIOD FROM    PERIOD FROM                     PERIOD FROM   PERIOD FROM
                                                           APRIL 1,        MAY 15,                          APRIL 1,      MAY 15,
                                          YEAR ENDED       1996 TO          1995*        YEAR ENDED         1996 TO        1995*
                                          DECEMBER 31,    DECEMBER 31,   TO MARCH 31,    DECEMBER 31,    DECEMBER 31,  TO MARCH 31,
                                            1997            1996            1996            1997             1996          1996
                                          ------------    ------------   ------------    ------------    ------------  ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD..... $       1.00    $       1.00   $       1.00    $      10.63     $      10.46  $     10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........         0.05            0.04           0.04            0.54             0.42         0.81
  Net realized and unrealized gains on
   investments and foreign currency
   related items.........................          -               -              -              0.59             0.70         0.24
                                          ------------    ------------   ------------    ------------     ------------  -----------
  Total income from investment
   operations............................         0.05            0.04           0.04            1.13             1.12         1.05
                                          ------------    ------------   ------------    ------------     ------------  -----------
LESS DISTRIBUTIONS:
  From net investment income.............        (0.05)          (0.04)         (0.04)          (0.58)           (0.69)       (0.56)
  From net realized gains on investment
   transactions..........................          -               -              -             (0.05)           (0.26)       (0.03)
  Return of capital......................          -               -              -             (0.01)             -            -
  Total distributions....................        (0.05)          (0.04)         (0.04)          (0.64)           (0.95)       (0.59)
                                          ------------    ------------   ------------    ------------     ------------  -----------
  Net increase...........................          -               -              -              0.49             0.17         0.46
                                          ------------    ------------   ------------    ------------     ------------  -----------
NET ASSET VALUE, END OF PERIOD........... $       1.00    $       1.00   $       1.00    $      11.12     $      10.63  $     10.46
                                          ============    ============   ============    ============     ============  ===========
TOTAL RETURN (A).........................         5.01%           3.61%          4.59%          10.66%           10.68%       10.74%
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD
   (in thousands)........................ $     41,808    $     23,752   $      6,816    $     36,725     $     12,483  $     6,380
  Ratio of net operating expenses to
   average net assets (b)(c).............         0.75%           0.75%          0.75%           1.00%            0.99%        1.00%
  Ratio of net investment income to
   average net assets (b)(c).............         4.92%           4.75%          5.06%           6.83%            7.52%        9.01%
  Ratio of interest expense and dividends
   on short positions to average net
   assets (b)............................          -               -              -              0.01%             -            -
  Portfolio turnover.....................          -               -              -            134.55%          109.85%      152.89%
  Average commission rate paid (d).......         n/a             n/a            n/a              n/a              n/a          n/a

RATIO INFORMATION ASSUMING NO EXPENSE
  REIMBURSEMENT OR FEES PAID INDIRECTLY
  Ratio of expenses to average net
   assets (b)............................         0.76%           0.85%          1.30%           1.07%            1.44%        2.14%
  Ratio of net investment income to
   average net assets (b)................         4.91%           4.65%          4.51%           6.76%            7.07%        7.87%

-----------------------------------------
*    Commencement of operations
(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b)  Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d)  Disclosure required for fiscal years beginning after September 1, 1995.


                    See notes to the financial statements.

        SALOMON BROTHERS/JNL, U.S.                        T. ROWE PRICE/JNL                      T. ROWE PRICE/JNL INTERNATIONAL
     GOVERNMENT & QUALITY BOND SERIES                 ESTABLISHED GROWTH SERIES                      EQUITY INVESTMENT SERIES
------------------------------------------   -----------------------------------------   ------------------------------------------
               PERIOD FROM    PERIOD FROM                    PERIOD FROM  PERIOD FROM                   PERIOD FROM     PERIOD FROM
                 APRIL 1,       MAY 15,                       APRIL 1,      MAY 15,                       APRIL 1,      MAY 15,
 YEAR ENDED      1996 TO        1995*         YEAR ENDED      1996 TO        1995*         YEAR ENDED     1996 TO        1995*
DECEMBER 31,   DECEMBER 31,   TO MARCH 31,   DECEMBER 31,   DECEMBER 31,  TO MARCH 31,    DECEMBER 31,  DECEMBER 31,  TO MARCH 31,
   1997           1996           1996            1997           1996          1996           1997          1996          1996
------------  -------------  -------------   ------------  -------------  ------------   -------------  ------------  -------------
$   10.20     $  10.09        $  10.00       $   12.56       $  11.36       $  10.00     $   12.08         $  11.25       $  10.00

     0.44         0.24            0.45            0.06           0.03           0.07          0.09             0.06           0.04

     0.49         0.24            0.02            3.64           1.81           2.68          0.23             0.90           1.21
---------     --------        --------       ---------       --------       --------     ---------         --------       --------
     0.93         0.48            0.47            3.70           1.84           2.75          0.32             0.96           1.25
---------     --------        --------       ---------       --------       --------     ---------         --------       --------

    (0.42)       (0.34)          (0.34)          (0.03)         (0.04)         (0.06)        (0.08)           (0.12)             -

    (0.02)       (0.03)          (0.04)          (0.61)         (0.09)         (1.33)        (0.23)           (0.01)             -
        -           -                -               -          (0.51)             -             -                -              -
---------     --------        --------       ---------       --------       --------     ---------         --------       --------
    (0.44)       (0.37)          (0.38)          (0.64)         (0.64)         (1.39)        (0.31)           (0.13)             -
---------     --------        --------       ---------       --------       --------     ---------         --------       --------
    (0.49)       (0.11)          (0.09)           3.06           1.20           1.36          0.01             0.83           1.25
---------     --------        --------       ---------       --------       --------     ---------         --------       --------

$   10.69     $  10.20        $  10.09       $   15.62       $  12.56       $  11.36     $   12.09         $  12.08       $  11.25
=========     ========        ========       =========       ========       ========     =========         ========       ========

    9.16%         4.82%           4.65%          29.47%         16.12%         28.23%         2.65%            8.54%         12.50%

  $25,389     $  9,832          $3,007        $124,022       $ 32,291       $  8,772     $  78,685         $ 48,204       $ 24,211

    0.85%         0.84%           0.84%           0.98%          1.00%          1.00%         1.24%            1.25%          1.25%

    5.99%         5.72%           5.41%           0.43%          0.59%          0.75%         0.74%            1.09%          0.78%

    0.09%            -               -               -              -              -             -                -              -
  378.59%       218.50%         253.37%          47.06%         36.41%        101.13%        18.81%            5.93%         16.45%
      n/a           n/a             n/a       $ 0.0309       $ 0.0288             n/a    $  0.0023         $ 0.0257             n/a


    0.96%         1.37%           2.53%           0.98%          1.11%          2.09%         1.32%            1.29%          2.14%

    5.88%         5.19%           3.72%           0.43%          0.48%        (0.34)%         0.66%            1.05%         (0.11)%

                                JNL SERIES TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                 T-ROWE PRICE/JNL
                                                                MID-CAP GROWTH SERIES
                                                 -------------------------------------------------
                                                                     PERIOD FROM      PERIOD FROM
                                                                       APRIL 1,         MAY 15,
                                                   YEAR ENDED           1996 TO          1995*
                                                  DECEMBER 31,       DECEMBER 31,     TO MARCH 31,
                                                      1997              1996             1996
                                                  ------------      -------------     ------------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD............     $  14.89         $  13.43         $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..................        (0.03)           (0.05)            0.06
  Net realized and unrealized gains on
     investments and foreign currency
     related items..............................         2.74             1.92             3.90
                                                     --------         --------         --------
  Total income from investment operations.......         2.71             1.87             3.96
                                                     --------         --------         --------
LESS DISTRIBUTIONS:
  From net investment income....................            -            (0.05)               -
  From net realized gains on investment
     transactions...............................        (0.23)           (0.36)           (0.53)
  Return of capital.............................            -                -                -
                                                     --------         --------         --------
  Total distributions...........................        (0.23)           (0.41)           (0.53)
                                                     --------         --------         --------
  Net increase..................................         2.48             1.46             3.43
                                                     --------         --------         --------
NET ASSET VALUE, END OF PERIOD..................     $  17.37         $  14.89         $  13.43
                                                     ========         ========         ========
TOTAL RETURN (a)................................        18.21%           13.91%           40.06%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)......     $127,052         $ 47,104         $ 10,545
  Ratio of net operating expenses to average
     net assets (b)(c)..........................         1.06%            1.10%            1.10%
  Ratio of net investment income to average
     net assets (b)(c)..........................        (0.26)%         (0.18)%            0.82%
  Ratio of interest expense and dividends on
     short positions to average net assets (b)..            -                -                -
  Portfolio turnover............................        41.43%           25.05%           66.04%
  Average commission rate paid (d)..............      $0.0467          $0.0326              n/a

RATIO INFORMATION ASSUMING NO EXPENSE
  REIMBURSEMENT OR FEES PAID INDIRECTLY
  Ratio of expenses to average net assets (b)...         1.06%            1.14%            2.10%
  Ratio of net investment income to average
     net assets (b).............................        (0.26)%          (0.22)%          (0.18)%

---------------
*   Commencement of operations

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized for the periods ended December 31, 1996 and March 31, 1996.
(b) Annualized for the periods ended December 31, 1996 and March 31, 1996.
(c) Computed after giving effect to the Advisor's expense reimbursement and fees paid indirectly.
(d) Disclosure required for fiscal years beginning after September 1, 1995.

                    See notes to the financial statements.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                       NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust currently offers shares in sixteen (16) separate Series, each with its own investment objective. The shares of the Trust are sold primarily to life insurance company separate accounts to fund the benefits of variable annuity policies.

The Trust is comprised of the following Series: JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities for which Janus Capital Corporation serves as the sub-adviser; JNL/Alger Growth for which Fred Alger Management, Inc. serves as the sub-adviser; JNL/Eagle Core Equity and JNL/Eagle SmallCap Equity for which Eagle Asset Management, Inc. serves as sub-adviser; JNL/Putnam Growth and JNL/Putnam Value Equity for which Putnam Investment Management, Inc. serves as the sub-adviser; PPM America/JNL Balanced, PPM America/JNL High Yield Bond and PPM America/JNL Money Market for which PPM America, Inc. serves as the sub-adviser; Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond for which Salomon Brothers Asset Management Inc. serves as the sub-adviser; T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth for which T. Rowe Price Associates, Inc. serves as the sub-adviser; and T. Rowe Price/JNL International Equity Investment for which Rowe Price-Fleming International, Inc. serves as the sub-adviser. Salomon Brothers Asset Management Inc. has entered into a sub-advisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited pursuant to which it will provide certain sub-advisory services to Salomon Brothers Asset Management Inc. relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. Effective May 1, 1997, the JNL/Phoenix Investment Counsel Balanced Series became the PPM America/JNL Balanced Series and is managed by PPM America, Inc., the JNL/Phoenix Investment Counsel Growth Series became the JNL/Putnam Growth Series and is managed by Putnam Investment Management, Inc., and the PPM America/JNL Value Equity Series became the JNL/Putnam Value Equity Series and is managed by Putnam Investment Management, Inc. Jackson National Financial Services, Inc. ("JNFSI"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Series of the Trust. PPM America, Inc. is an affiliate of the Adviser. Shares are presently offered only to Jackson National and its separate accounts.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

     USE OF ESTIMATES -- The preparation of financial state-ments in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

     SECURITY VALUATION -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Trustees.
Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Short-term securities maturing within 60 days of purchase, and all securities in the PPM America/JNL Money Market Series, are valued at amortized cost, which approximates market value. Amer-ican Depository Receipts ("ADRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     SECURITY TRANSACTIONS AND INVESTMENT INCOME --   Security transactions are
recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including level-yield amortization of discounts and premiums, is accrued daily. Realized gains and losses are determined on the specific identification basis.

     FOREIGN CURRENCY TRANSLATIONS -- The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities de-nominated in a foreign currency are translated into U.S. dollars using exchange rates in effect at the close of the New York Stock Exchange. Purchases and sales of investment securities, income receipts, and expense pay-ments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions.

     Realized gains and losses arising from selling foreign currencies and certain non-dollar denominated fixed in-come securities, entering into forward foreign currency exchange contracts, and accruing income or settling port-folio purchases and sales denominated in a foreign cur-rency paid or received at a later date are recorded as net realized foreign currency related gains (losses)
and are considered ordinary income for tax purposes.   Realized and unrealized
gains and losses on investments which result from changes in foreign currency exchange rates are primarily included in net realized gains (losses) on investments and net unrealized appreciation (deprecia-tion) on investments, respectively.

     FOREIGN CURRENCY CONTRACTS -- A Series may enter into foreign currency contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the for-ward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (deprecia-tion) on foreign currency related items. When the con-tract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Series' portfolio securities, but it does establish a rate of exchange that can be achieved in the future.
These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statement of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Series could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts. See Note 7 for a listing of open forward foreign currency exchange contracts as of December 31, 1997.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- A Series may purchase securities on a when-issued or delayed delivery basis. On the trade date, the Series record purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Income is not accrued until settlement date.

     UNREGISTERED SECURITIES -- A Series may own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Series after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future dispositions of the securities require registration under the Securities Act of 1933, the Series have the right to include their securities in such registration generally without cost to the Series. The Series have no right to require registration of unregistered securities. Unregistered and other illiquid securities are limited to 15% (10% in the case of PPM America/JNL Money Market Series and the JNL/Alger Growth Series) of the net assets of a Series.

     OPTIONS TRANSACTIONS -- A Series may write covered call options on portfolio securities. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. The risk in writing a covered call option is that the Series may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. Option contracts are valued at the closing prices on their exchanges and the Series will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option are adjusted by the amount of premium received.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     FUTURES CONTRACTS -- A Series may utilize futures contracts to a limited extent. The risks associated with the use of futures contracts includes the possibility that the value may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that the Series may not be able to enter into a closing transaction because of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     SHORT POSITIONS -- A Series may sell securities short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Series is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Series is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the value of the securities sold short.

     DOLLAR ROLL TRANSACTIONS -- The Salomon Broth-ers/JNL Global Bond Series and the Salomon Broth-ers/JNL U.S. Government & Quality Bond Series entered into dollar roll transactions with respect to mortgage sec-urities in which the Series sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and re-purchase, the Series forgoes principal and interest paid on the mortgage securities sold.
The Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. Dollar roll transactions involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those similar securities which the Series is obligated to purchase or that the return earned by the Series with the proceeds of a dollar roll may not exceed transaction costs.

     REPURCHASE AGREEMENTS -- A Series may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or broker-dealer) to repurchase that security back from the Series at a specified price and date or upon demand. Securities pledged as collateral for repurchase agreements are held by the Series custodian bank until the maturity of the repurchase agreement. Procedures for all repurchase agreements have been designed to assure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

     REVERSE REPURCHASE AGREEMENTS -- A Series may engage in reverse repurchase agreements to borrow short term funds. The value of the reverse repurchase agreements that the Series have committed to sell are reflected in the Statement of Assets and Liabilities. The Series will maintain securities in segregated accounts with its custodian that at all times are in an amount equal to their obligations under the reverse repurchase agreements. Reverse repurchase agreements involve the risks that the market value of the securities sold by the Series may decline below the repurchase price and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of the securities sold.

     DISTRIBUTIONS TO SHAREHOLDERS -- The PPM Amer-ica/JNL Money Market Series declares dividends daily and pays dividends monthly. For all other Series, div-idends from net investment income are declared and paid annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

     FEDERAL INCOME TAXES -- The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Series. The Trust may periodically make reclassifications among certain of its capital accounts as a result of the recognition and char-acterization of certain income and capital gain dist-ributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     NOTE 3.  INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

     The Trust has an investment advisory agreement with JNFSI whereby JNFSI provides investment management and transfer agency services. Each Series pays JNFSI a fee, computed daily and payable monthly, based on a specified percentage of the average daily net assets of each Series. The following is a schedule of the fees each Series is currently obligated to pay JNFSI.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                $0 TO  $50 TO  $150 TO  $300 TO   OVER
(M - MILLIONS)                                                  $50 M  $150 M  $300 M   $500 M   $500 M
--------------                                                  -----  ------  -------  -------  ------
JNL Aggressive Growth Series.................................    .95%    .95%     .90%     .85%    .85%
JNL Capital Growth Series....................................    .95%    .95%     .90%     .85%    .85%
JNL Global Equities Series...................................   1.00%   1.00%     .95%     .90%    .90%
JNL/Alger Growth Series......................................   .975%   .975%    .975%     .95%    .90%
JNL/Eagle Core Equity Series.................................    .90%    .85%     .85%     .75%    .75%
JNL/Eagle SmallCap Equity Series.............................    .95%    .95%     .90%     .90%    .85%
JNL/Putnam Growth Series*....................................    .90%    .90%     .85%     .80%    .80%
JNL/Putnam Value Equity Series**.............................    .90%    .90%     .85%     .80%    .80%
PPM America/JNL Balanced Series***...........................    .75%    .70%    .675%     .65%   .625%
PPM America/JNL High Yield Bond Series.......................    .75%    .70%    .675%     .65%   .625%
PPM America/JNL Money Market Series..........................    .60%    .60%    .575%     .55%   .525%
Salomon Brothers/JNL Global Bond Series......................    .85%    .85%     .80%     .80%    .75%
Salomon Brothers/JNL U.S. Government & Quality Bond Series...    .70%    .70%     .65%     .60%    .55%
T. Rowe Price/JNL Established Growth Series..................    .85%    .85%     .80%     .80%    .80%
T. Rowe Price/JNL International Equity Investment Series.....   1.10%   1.05%    1.00%     .95%    .90%
T. Rowe Price/JNL Mid-Cap Growth Series......................    .95%    .95%     .90%     .90%    .90%

--------------------------------------------------------------------------------
* Prior to May 1, 1997, the fee for the JNL/Putnam Growth Series was .90%, .85%, .80%, .75% and .70%, respectively.
** Prior to May 1, 1997, the fee for the JNL/Putnam Value Equity Series was .75%, .70%, .675%, .65% and .625%, respectively.
*** Prior to May 1, 1997, the fee for the PPM America/JNL Balanced Series was .90%, .80%, .75%, .70% and .65%, respectively.

     As compensation for their services, the sub-advisers receive fees from JNFSI calculated on the basis of the average daily net assets of each Series. The following is a schedule of the fees JNFSI currently is obligated to pay the sub-advisers out of the advisory fee it receives from each Series as specified above.

                                                               $0 TO      $50 TO     $100 TO    $150 TO      $300 TO      OVER
(M - MILLIONS)                                                 $50 M      $100 M      $150M      $300 M       $500M      $500 M
--------------                                                 -----      ------     -------    -------      -------     ------
JNL Aggressive Growth Series.................................   .55%       .55%       .50%        .50%        .50%        .45%
JNL Capital Growth Series....................................   .55%       .55%       .50%        .50%        .50%        .45%
JNL Global Equities Series...................................   .55%       .55%       .50%        .50%        .50%        .45%
JNL/Alger Growth Series......................................   .55%       .55%       .55%        .55%        .50%        .45%
JNL/Eagle Core Equity Series.................................   .45%       .40%       .40%        .40%        .30%        .30%
JNL/Eagle SmallCap Equity Series.............................   .50%       .50%       .50%        .45%        .45%        .40%
JNL/Putnam Growth Series*....................................   .50%       .50%       .50%        .45%        .35%        .35%
JNL/Putnam Value Equity Series**.............................   .50%       .50%       .50%        .45%        .35%        .35%
PPM America/JNL Balanced Series*.............................   .25%       .20%       .20%       .175%        .15%       .125%
PPM America/JNL High Yield Bond Series.......................   .25%       .20%       .20%       .175%        .15%       .125%
PPM America/JNL Money Market Series..........................   .20%       .15%       .15%       .125%        .10%       .075%
Salomon Brothers/JNL Global Bond Series......................  .375%       .35%       .35%        .30%        .30%        .25%
Salomon Brothers/JNL U.S. Government & Quality Bond Series...  .225%      .225%      .225%       .175%        .15%        .10%

                                                                           $0 TO     $20 TO      $50 TO
                                                                           $20 M     $50 M       $200 M      $200 M+
                                                                           -----     ------      ------      -------
T. Rowe Price/JNL Established Growth Series.............................   .45%       .40%       .40%***      .40%
T. Rowe Price/JNL International Equity Investment Series................   .75%       .60%       .50%         .50%***
T. Rowe Price/JNL Mid-Cap Growth Series.................................   .60%       .50%       .50%***      .50%

--------------------------------------------------------------------------------
* Prior to May 1, 1997, the sub-advisory fees for these Series were payable to Phoenix Investment Counsel, Inc. and were: $0 to $50 million - .50%;
    $50 to $150 million - .40%; $150 to $300 million - .30%; $300 to $500 million - .25%; over $500 million - .20%.
** Prior to May 1, 1997, the sub-advisory fee for this Series was payable to PPM America, Inc. and was: $0 to $50 million - .25%; $50 to $150 million - .20%; $150 to $300 million - .175%; $300 to $500 million - .15%; over $500 million - .125%.
*** When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all assets in this Series.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     JNFSI has voluntarily agreed to reimburse each of the Series for annual expenses (excluding the management fee) in excess of .15% of average daily net assets. These voluntary reimbursements may be modified or discontinued at any time.

     Trustees and officers of the Trust who are affiliated persons receive no compensation from the Trust. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation of $49,500 for the year ended December 31, 1997.

During the year ended December 31, 1997, JNL/Alger Growth Series, JNL/Eagle Core Equity Series, JNL/Eagle SmallCap Equity Series, JNL/Putnam Growth Series, PPM America/JNL Balanced Series, T. Rowe Price/JNL Established Growth Series and T. Rowe Price/JNL International Equity Investment Series paid $182,361, $461, $4,002, $120, $180, $2,111 and $32,587, respectively, to affiliates of the Trust for brokerage fees on the execution of purchases and sales of portfolio investments.


NOTE 4.  SECURITY  TRANSACTIONS

     During the year ended December 31, 1997, the cost of purchases and proceeds from sales and maturities of securities, other than short-term investments, were as follows (in thousands):

                                                                    COST OF       PROCEEDS FROM SALES
                                                                   PURCHASES         AND MATURITIES
                                                                   ---------      -------------------
JNL Aggressive Growth Series..................................   $    108,281         $     66,412
JNL Capital Growth Series.....................................         96,673               68,820
JNL Global Equities Series....................................        176,383               93,679
JNL/Alger Growth Series.......................................        103,495               73,936
JNL/Eagle Core Equity Series..................................         11,355                3,315
JNL/Eagle SmallCap Equity Series..............................         14,249                4,225
JNL/Putnam Growth Series......................................        144,642               96,921
JNL/Putnam Value Equity Series................................        136,358               60,449
PPM America/JNL Balanced Series...............................         94,863               62,397
PPM America/JNL High Yield Bond Series........................        111,761               66,393
Salomon Brothers/JNL Global Bond Series.......................         52,021               30,116
Salomon Brothers/JNL U.S. Government & Quality Bond Series....         52,323               38,977
T. Rowe Price/JNL Established Growth Series...................        101,320               34,148
T. Rowe Price/JNL International Equity Investment Series......         42,473               12,054
T. Rowe Price/JNL Mid-Cap Growth Series.......................         89,480               33,162

     Included in these transactions were purchases and sales of U.S. Government obligations of $30,108,611 and $19,449,841 in the PPM America/JNL Balanced Series; $18,390,903 and $10,379,128 in the Salomon Brothers/JNL Global Bond Series; $51,479,505 and $38,634,771 in the Salomon Brothers/JNL U.S. Government & Quality Bond Series, respectively.

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     The federal income tax cost basis and gross unrealized appreciation and depreciation on investments as of December 31, 1997 were as follows (in thousands):

                                                                 TAX        GROSS         GROSS          NET
                                                                 COST     UNREALIZED    UNREALIZED    UNREALIZED
                                                                BASIS    APPRECIATION  DEPRECIATION  APPRECIATION
                                                              --------   ------------  ------------  ------------
JNL Aggressive Growth Series...............................   $ 75,971    $    8,834    $  (3,102)    $    5,732
JNL Capital Growth Series..................................     61,244        13,742       (1,048)        12,694
JNL Global Equities Series.................................    133,943        21,500       (4,761)        16,739
JNL/Alger Growth Series....................................     76,262        12,584         (826)        11,758
JNL/Eagle Core Equity Series...............................     10,571         1,663         (168)         1,495
JNL/Eagle SmallCap Equity Series...........................     12,913         2,121         (685)         1,436
JNL/Putnam Growth Series...................................     74,203        10,933         (396)        10,537
JNL/Putnam Value Equity Series.............................    103,573         7,677       (2,052)         5,625
PPM America/JNL Balanced Series............................     55,452         4,286         (685)         3,601
PPM America/JNL High Yield Bond Series.....................     59,534         1,928         (159)         1,769
Salomon Brothers/JNL Global Bond Series....................     39,452         1,135         (257)           878
Salomon Brothers/JNL U.S. Government & Quality
  Bond Series..............................................     31,758           687           (3)           684
T. Rowe Price/JNL Established Growth Series................    106,796        20,805       (3,323)        17,482
T. Rowe Price/JNL International Equity Investment Series...     73,876        11,430       (6,997)         4,433
T. Rowe Price/JNL Mid-Cap Growth Series....................    107,720        23,488       (3,794)        19,694

NOTE 5.  TRUST TRANSACTIONS

     Transactions of trust shares for the year ended December 31, 1997 were as follows:

                                                          SHARES          DISTRIBUTIONS          SHARES              NET
                                                         PURCHASED          REINVESTED          REDEEMED           INCREASE
                                                         ---------        -------------         --------           --------
JNL Aggressive Growth Series......................         3,894,346          191,755            (868,600)         3,217,501
JNL Capital Growth Series.........................         2,848,842           34,057            (968,352)         1,914,547
JNL Global Equities Series........................         6,393,844          295,987          (1,246,634)         5,443,197
JNL/Alger Growth Series...........................         3,544,503          229,852            (869,988)         2,904,367
JNL/Eagle Core Equity Series......................           688,411           16,636             (24,082)           680,965
JNL/Eagle SmallCap Equity Series..................           886,938                -            (139,332)           747,606
JNL/Putnam Growth Series *........................         4,787,449           92,112          (1,561,300)         3,318,261
JNL/Putnam Value Equity Series *..................         5,270,627          304,872            (347,068)         5,228,431
PPM America/JNL Balanced Series *.................         2,579,083          337,971            (395,399)         2,521,655
PPM America/JNL High Yield Bond Series............         4,500,240          349,736            (642,559)         4,207,417
PPM America/JNL Money Market Series...............        87,270,526        1,658,199         (70,873,065)        18,055,660
Salomon Brothers/JNL Global Bond Series...........         2,422,646          177,324            (471,899)         2,128,071
Salomon Brothers/JNL U.S Government & Quality Bond
  Series..........................................         1,740,847           92,434            (422,626)         1,410,655
T. Rowe Price/JNL Established Growth Series.......         5,871,440          308,764            (813,825)         5,366,379
T. Rowe Price/JNL International Equity Investment
  Series..........................................         3,010,793          112,676            (606,319)         2,517,150
T. Rowe Price/JNL Mid-Cap Growth Series...........         4,951,347           94,266            (893,009)         4,152,604

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


     Transactions of trust shares for the period ending December 31, 1996 were as follows:

                                                          SHARES          DISTRIBUTIONS          SHARES              NET
                                                         PURCHASED          REINVESTED          REDEEMED           INCREASE
                                                         ---------        -------------         --------           --------
JNL Aggressive Growth Series......................         1,957,943          130,538            (528,956)          1,559,525
JNL Capital Growth Series.........................         2,355,859           25,885            (517,730)          1,864,014
JNL Global Equities Series........................         2,508,660          215,630            (698,526)          2,025,764
JNL/Alger Growth Series...........................         3,282,099                -            (686,090)          2,596,009
JNL/Eagle Core Equity Series......................           198,190              214             (14,346)            184,058
JNL/Eagle SmallCap Equity Series..................           170,418                -              (1,912)            168,506
JNL/Phoenix Investment Counsel Growth Series......         1,507,501           47,430            (151,986)          1,402,945
JNL/Phoenix Investment Counsel Balanced Series....         1,895,883           54,735            (327,417)          1,623,201
PPM America/JNL Value Equity Series...............         1,153,246           27,517            (219,113)            961,650
PPM America/JNL High Yield Bond Series............         1,157,121           74,057            (577,564)            653,614
PPM America/JNL Money Market Series...............        43,176,521          606,298         (26,846,271)         16,936,548
Salomon Brothers/JNL Global Bond Series...........           898,823           81,924            (416,558)            564,189
Salomon Brothers/JNL U.S Government & Quality Bond
  Series..........................................           852,084           32,389            (218,886)            665,587
T. Rowe Price/JNL Established Growth Series.......         2,278,033          118,612            (597,638)          1,799,007
T. Rowe Price/JNL International Equity Investment
  Series..........................................         1,947,418           21,151            (131,846)          1,836,723
T. Rowe Price/JNL Mid-Cap Growth Series...........         2,905,453           80,471            (608,146)          2,377,778

* Effective May 1, 1997, the JNL/Phoenix Investment Counsel Balanced Series became the PPM America/JNL Balanced Series, the JNL/Phoenix Investment Counsel Growth Series became the JNL/Putnam Growth Series, and the PPM America/JNL Value Equity Series became the JNL/Putnam Value Equity Series.

NOTE 6.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

NOTE 7.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     At December 31, 1997 the following Series had entered into "position hedge" forward foreign currency exchange contracts that obligate the Series to deliver and receive currencies at specified future dates. The unrealized appreciation (depreciation) of ($6,408), ($15,722), ($55,680) and $36,569, in
the JNL Aggressive Growth Series, JNL Capital Growth Series, JNL Global Equities Series, and Salomon Brothers/JNL Global Bond Series, respectively, is included in net unrealized appreciation on foreign currency related items in the accompanying financial statements. The terms of the open contracts are as follows:

JNL AGGRESSIVE GROWTH SERIES

SETTLEMENT                                           U.S. $ VALUE                                          U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED           AT 12/31/97         CURRENCY TO BE RECEIVED           AT 12/31/97
----------        ------------------------           ------------        -----------------------           ------------
   2/18/98     1,270,000  Deutsche Mark              $   707,994        688,135  US $                     $   688,135
   2/18/98       736,561  US $                           736,561      1,270,000  Deutsche Mark                707,994
    1/9/98       930,000  Finnish Markka                 170,711        172,628  US $                         172,628
    1/9/98        93,738  US $                            93,738        500,000  Finnish Markka                91,780
   1/15/98       150,000  Finnish Markka                  27,545         28,963  US $                          28,963
    2/2/98        10,000  Finnish Markka                   1,838          1,916  US $                           1,916

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JNL AGGRESSIVE GROWTH SERIES (CONTINUED)

SETTLEMENT                                           U.S. $ VALUE                                          U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED           AT 12/31/97         CURRENCY TO BE RECEIVED           AT 12/31/97
----------        ------------------------           ------------        -----------------------           ------------
   3/26/98      3,915,000  Finnish Markka            $   721,950       753,196  US $                       $   753,196
   3/26/98        350,126  US $                          350,126     1,800,000  Finnish Markka                 331,931
   3/31/98      6,100,000  Finnish Markka              1,125,191     1,169,189  US $                         1,169,189
   5/28/98      1,000,000  Finnish Markka                185,009       191,205  US $                           191,205
   2/11/98        110,000  British Sterling Pound        180,306       182,787  US $                           182,787
   2/11/98         33,361  US $                           33,361        20,000  British Sterling Pound          32,783
   2/18/98         90,000  British Sterling Pound        147,473       145,998  US $                           145,998
   2/18/98        149,981  US $                          149,981        90,000  British Sterling Pound         147,473
   2/19/98        100,000  British Sterling Pound        163,851       167,500  US $                           167,500
   2/19/98         57,813  US $                           57,813        35,000  British Sterling Pound          57,348
    3/4/98         17,000  British Sterling Pound         27,837        28,455  US $                            28,455
    3/4/98         27,276  US $                           27,276        16,500  British Sterling Pound          27,018
   3/11/98         50,000  British Sterling Pound         81,843        82,450  US $                            82,450
   5/11/98         34,000  British Sterling Pound         55,491        56,950  US $                            56,950
   5/11/98         55,674  US $                           55,674        34,000  British Sterling Pound          55,491
   3/11/98  1,700,000,000  Italian Lira                  960,661       957,585  US $                           957,585
   3/11/98        163,429  US $                          163,429   280,000,000  Italian Lira                   158,227
    1/9/98      1,200,000  Netherlands Guilder           592,153       585,966  US $                           585,966
    1/9/98        333,736  US $                          333,736       650,000  Netherlands Guilder            320,750
   2/25/98      4,050,000  Netherlands Guilder         2,004,336     2,017,080  US $                         2,017,080
   2/25/98        743,740  US $                          743,740     1,450,000  Netherlands Guilder            717,602
   3/31/98      1,750,000  Netherlands Guilder           867,851       882,909  US $                           882,909
   1/15/98      2,950,000  Swedish Krona                 371,699       381,505  US $                           381,505
   1/15/98        177,022  US $                          177,022     1,378,000  Swedish Krona                  173,627
   2/11/98        297,000  Swedish Krona                  37,450        38,126  US $                            38,126
   2/11/98         38,247  US $                           38,247       297,000  Swedish Krona                   37,450
    3/4/98        800,000  Swedish Krona                 100,935       100,237  US $                           100,237
    3/4/98        106,177  US $                          106,177       800,000  Swedish Krona                  100,935
   3/11/98      1,000,000  Swedish Krona                 126,189       132,205  US $                           132,205
   3/11/98        132,797  US $                          132,797     1,000,000  Swedish Krona                  126,189
                                                     -----------                                           -----------
                                                     $11,857,991                                           $11,851,583
                                                     ===========                                           ===========

JNL CAPITAL GROWTH SERIES

SETTLEMENT                                           U.S. $ VALUE                                          U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED           AT 12/31/97         CURRENCY TO BE RECEIVED           AT 12/31/97
----------        ------------------------           ------------        -----------------------           ------------
   1/20/98       115,000  British Sterling Pound     $   188,704       193,430  US $                      $   193,430
   2/11/98       210,000  British Sterling Pound         344,221       348,957  US $                          348,957
   2/11/98       180,937  US $                           180,937       107,000  British Sterling Pound        175,389
   2/19/98       825,000  British Sterling Pound       1,351,770     1,358,925  US $                        1,358,925
   2/25/98       950,000  British Sterling Pound       1,556,130     1,497,761  US $                        1,497,761
   2/26/98       900,000  British Sterling Pound       1,474,156     1,500,300  US $                        1,500,300
   2/26/98     1,289,611  US $                         1,289,611       765,000  British Sterling Pound      1,253,032
    3/4/98       400,000  British Sterling Pound         654,980       638,800  US $                          638,800
   3/11/98         5,000  British Sterling Pound           8,184         8,371  US $                            8,371
    5/6/98     1,400,000  British Sterling Pound       2,285,434     2,338,075  US $                        2,338,075
   5/11/98       125,000  British Sterling Pound         204,010       209,375  US $                          209,375
                                                     -----------                                          -----------
                                                     $ 9,538,137                                          $ 9,522,415
                                                     ===========                                          ===========

JNL GLOBAL EQUITIES SERIES

SETTLEMENT                                           U.S. $ VALUE                                          U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED           AT 12/31/97         CURRENCY TO BE RECEIVED           AT 12/31/97
----------        ------------------------           ------------        -----------------------           ------------
   1/20/98       600,000  Swiss Franc                $   411,625       418,994  US $                      $   418,994
    2/2/98       150,000  Swiss Franc                    103,068       103,914  US $                          103,914
   2/18/98     1,500,000  Swiss Franc                  1,032,558     1,018,883  US $                        1,018,883
   2/18/98     1,083,408  US $                         1,083,408     1,500,000  Swiss Franc                 1,032,558
   2/19/98       600,000  Swiss Franc                    413,071       413,223  US $                          413,223
   2/26/98       122,000  Swiss Franc                     84,058        87,644  US $                           87,644
   1/15/98       305,000  Deutsche Mark                  169,693       174,447  US $                          174,447
   1/15/98        17,461  US $                            17,461        30,000  Deutsche Mark                  16,691

--------------------------------------------------------------------------------
                                JNL SERIES TRUST
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JNL GLOBAL EQUITIES SERIES (CONTINUED)

SETTLEMENT                                           U.S. $ VALUE                                          U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED           AT 12/31/97         CURRENCY TO BE RECEIVED           AT 12/31/97
----------        ------------------------           ------------        -----------------------           ------------
    2/2/98        50,000  Deutsche Mark              $    27,848        28,258  US $                       $    28,258
    2/3/98     2,850,000  Deutsche Mark                1,587,431     1,588,248  US $                         1,588,248
    2/3/98     1,427,540  US $                         1,427,540     2,500,000  Deutsche Mark                1,392,483
   2/18/98        75,000  Deutsche Mark                   41,811        40,473  US $                            40,473
   2/19/98     2,200,000  Deutsche Mark                1,226,517     1,220,189  US $                         1,220,189
   2/19/98     1,235,677  US $                         1,235,677     2,200,000  Deutsche Mark                1,226,517
   2/26/98     3,750,000  Deutsche Mark                2,091,499     2,079,867  US $                         2,079,867
   2/26/98     1,784,450  US $                         1,784,450     3,070,000  Deutsche Mark                1,712,241
   1/20/98       750,000  Finnish Markka                 137,768       144,788  US $                           144,788
   1/20/98       143,234  US $                           143,234       750,000  Finnish Markka                 137,768
    1/9/98    11,000,000  French Franc                 1,828,651     1,828,777  US $                         1,828,777
    1/9/98     1,886,635  US $                         1,886,635    11,000,000  French Franc                 1,828,651
   1/20/98       500,000  French Franc                    83,173        84,574  US $                            84,574
    2/3/98    11,000,000  French Franc                 1,831,312     1,814,681  US $                         1,814,681
    2/3/98     1,921,186  US $                         1,921,186    11,000,000  French Franc                 1,831,312
   2/18/98     5,000,000  French Franc                   833,161       809,532  US $                           809,532
   2/18/98       573,460  US $                           573,460     3,000,000  French Franc                   499,897
   3/18/98     6,000,000  French Franc                 1,001,352     1,031,637  US $                         1,031,637
   2/11/98     5,200,000  British Sterling Pound       8,523,570     8,441,520  US $                         8,441,520
   2/11/98     7,420,035  US $                         7,420,035     4,500,000  British Sterling Pound       7,376,166
   2/18/98     3,000,000  British Sterling Pound       4,915,768     4,866,615  US $                         4,866,615
   2/19/98       600,000  British Sterling Pound         983,105     1,001,400  US $                         1,001,400
   1/20/98   115,250,000  Japanese Yen                   885,227     1,038,288  US $                         1,038,288
   2/18/98   166,750,000  Japanese Yen                 1,286,307     1,407,577  US $                         1,407,577
   3/18/98   594,440,000  Japanese Yen                 4,604,843     5,145,108  US $                         5,145,108
   3/18/98     2,725,454  US $                         2,725,454   325,000,000  Japanese Yen                 2,517,620
   3/25/98    30,000,000  Japanese Yen                   232,641       240,015  US $                           240,015
   4/22/98   165,000,000  Japanese Yen                 1,284,884     1,294,179  US $                         1,294,179
    1/9/98     1,000,000  Netherlands Guilder            493,461       501,379  US $                           501,379
    2/3/98     3,500,000  Netherlands Guilder          1,729,822     1,728,395  US $                         1,728,395
    2/3/98     1,809,147  US $                         1,809,147     3,500,000  Netherlands Guilder          1,729,822
   2/18/98       200,000  Netherlands Guilder             98,937        95,721  US $                            95,721
   2/19/98     6,300,000  Netherlands Guilder          3,116,717     3,100,394  US $                         3,100,394
   2/19/98     2,229,955  US $                         2,229,955     4,400,000  Netherlands Guilder          2,176,754
   1/15/98     6,400,000  Swedish Krona                  806,397       832,077  US $                           832,077
    2/2/98       700,000  Swedish Krona                   88,245        90,696  US $                            90,696
   10/2/98     1,200,000  South African Rand             232,076       237,765  US $                           237,765
   10/2/98       231,256  US $                           231,256     1,200,000  South African Rand             232,076
                                                     -----------                                          ------------
                                                     $66,675,494                                           $66,619,814
                                                     ===========                                          ============

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

SETTLEMENT                                           U.S. $ VALUE                                          U.S. $ VALUE
   DATE           CURRENCY TO BE DELIVERED           AT 12/31/97         CURRENCY TO BE RECEIVED           AT 12/31/97
----------        ------------------------           ------------        -----------------------           ------------
   2/11/98        16,965  Australian $               $    11,067        11,191  US $                      $    11,191
   2/11/98       713,098  Canadian $                     499,711       502,182  US $                          502,182
   2/11/98     2,645,016  Deutsche Mark                1,473,937     1,507,733  US $                        1,507,733
   2/11/98       457,276  US $                           457,276       806,841  Deutsche Mark                 449,613
   2/11/98   566,847,218  Italian Lira                   320,332       328,173  US $                          328,173
                                                     -----------                                          -----------
                                                     $ 2,762,323                                          $ 2,798,892
                                                     ===========                                          ===========

                          JNL AGGRESSIVE GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997


                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS -- 90.45%
-----------------------

BRAZIL -- 0.58%
---------------
TELECOMMUNICATIONS - 0.58%
   Ericsson Telecommunicacoes SA (a) ..................   14,709,000   $  471,827

FINLAND -- 1.71%
----------------
CONGLOMERATES -- 1.71%
   Metra Oy, Class B ..................................       18,630      437,472
   Raisio Group PLC (a) ...............................        8,053      955,850
                                                                       ----------

      Total Finland ...................................                 1,393,322

FRANCE -- 0.10%
---------------
OIL -- 0.10%
   Elf Aquitaine ......................................          709       82,462


ITALY -- 1.58%
--------------
BANKS -- 0.73%
   Banca Commerciale Italiana .........................      172,358      599,210

TELECOMMUNICATIONS -- 0.85%
---------------------------
   Telecom Italia SPA .................................      107,961      689,632
                                                                       ----------

     Total Italy ......................................                 1,288,842

NETHERLANDS-- 0.09%
-------------------
HOUSEHOLD APPLIANCES &
  FURNISHINGS -- 0.09%
   Philips Electronics NV .............................        1,217       72,985

NORWAY -- 1.35%
---------------
OIL -- 1.09%
   Ocean Rig ASA (a) ..................................      490,511      518,019
   Smedvig ASA ........................................       17,687      371,183
                                                                       ----------
                                                                          889,202

RECYCLING -- 0.26%
   Tomra Systems ASA ..................................        9,665      215,918
                                                                       ----------

     Total Norway .....................................                 1,105,120

SWEDEN -- 0.66%
---------------
HOUSEHOLD APPLIANCES &
   FURNISHINGS -- 0.66%
   Electrolux (a) .....................................        7,817      542,471

UNITED KINGDOM -- 1.44%
-----------------------
CONGLOMERATES -- 0.80%
   Siebe PLC ..........................................       33,114      649,957

DRUGS & HEALTH CARE -- 0.64%
   SmithKline Beecham PLC .............................       51,314      528,877
                                                                       ----------

     Total United Kingdom .............................                 1,178,834


                                                                          MARKET
                                                              SHARE        VALUE
                                                              -----        -----
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES -- 82.94%
-----------------------
BANKS -- 4.64%
   Ambanc Holding Co., Inc. ...........................        1,950   $   36,562
   Bank of New York Co., Inc. .........................       13,150      760,234
   BankAmerica Corp. ..................................       19,775    1,443,575
   Citicorp ...........................................        2,625      331,898
   Klamath First Bancorp, Inc. ........................        1,950       41,925
   Prime Bancshares, Inc. .............................       12,500      260,938
   Provident Financial Holdings, Inc. (a) .............        1,400       30,625
   Roslyn Bancorp, Inc. ...............................        5,075      117,994
   Star Banc Corp. ....................................        7,950      456,131
   US Bancorp .........................................        2,775      310,627
                                                                       ----------
                                                                        3,790,509

BROADCASTING -- 3.65%
   Comcast Corp. ......................................      58,275     1,839,305
   Time Warner, Inc. ..................................      18,375     1,139,250
                                                                       ----------
                                                                        2,978,555

BUSINESS SERVICES -- 4.39%
   Corporate Family Solutions, Inc.
   (a).................................................      31,750       682,625
   Lamar Advertising Co. Class A (a)...................       5,850       232,537
   Nokia Corp. ADR (a) ................................      32,600     2,282,000
   Outdoor Systems, Inc. (a) ..........................       5,400       207,225
   Technology Solutions Co. (a) .......................       7,037       185,601
                                                                       ----------
                                                                        3,589,988

CHEMICALS -- 5.64%
   Monsanto Co. ......................................       87,600     3,679,200
   Solutia, Inc. .....................................       34,980       933,529
                                                                       ----------
                                                                        4,612,729

COMPUTERS & BUSINESS
  EQUIPMENT -- 6.88%
   Ceridian Corp. (a) ................................        9,700       444,381
   Cisco Systems, Inc. (a) ...........................       27,413     1,528,247
   Compaq Computer Corp. .............................       21,887     1,235,248
   Dell Computer Corp. (a) ...........................       13,025     1,094,100
   EMC Corp. (a) .....................................       29,325       804,605
   Sapient Corp. (a) .................................        8,400       514,500
                                                                       ----------
                                                                        5,621,081

CONGLOMERATES -- 1.44%
   CBS Corp. .........................................       39,850     1,173,084

DRUGS & HEALTH CARE -- 10.90%
   Cardinal Health, Inc. .............................        6,300       473,287
   Centocor, Inc. (a) ................................       11,100       369,075
   Eli Lilly & Co. ...................................       22,275     1,550,897
   Omnicare, Inc. ....................................       32,775     1,016,025
   Pfizer, Inc. ......................................       11,550       861,197
   Sofamor Danek Group, Inc. (a) .....................        9,450       614,841
   Warner Lambert Co. ................................       32,450     4,023,800
                                                                       ----------
                                                                        8,909,122



                     See notes to the financial statements.

                          JNL AGGRESSIVE GROWTH SERIES



                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
ELECTRICAL EQUIPMENT -- 1.19%
   ASM Lithography Holdings NV (a) ....                       14,350   $  968,625

ELECTRONICS -- 9.86%
   Analog Devices, Inc. (a) ...........                       41,608    1,152,022
   Intel Corp. ........................                       19,950    1,401,488
   Maxim Integrated Products, Inc.
     (a)...............................                        9,150      315,675
   Philips Electronics NV .............                       43,573    2,636,166
   Pittway Corp., Class A .............                       26,150    1,820,694
   Texas Instruments, Inc. ............                       16,275      732,375
                                                                       ----------
                                                                        8,058,420

FINANCIAL SERVICES -- 3.40%
   Associates First Capital Corp.
   Class A ............................                       17,975    1,278,472
   Astoria Financial Corp. ............                        1,375       76,656
   Catskill Financial Corp. ...........                        1,075       20,291
   Charles Schwab Corp. ...............                       19,062      799,413
   Peekskill Financial Corp. ..........                        1,025       17,169
   SLM Holding Corp. ..................                        3,850      535,631
   TF Financial Corp. .................                        1,700       51,000
                                                                       ----------
                                                                        2,778,632

INSURANCE -- 3.86%
   Reliance Group Holdings, Inc........                        4,675       66,034
   SunAmerica, Inc. ...................                        9,075      387,956
   UNUM Corp. .........................                       49,704    2,702,655
                                                                       ----------
                                                                        3,156,645

PACKAGING -- 1.72%
   Sealed Air Corp. (a) ...............                       22,825    1,409,444

PETROLEUM SERVICES -- 7.97%
   Diamond Offshore Drilling, Inc (a)..                       18,900      909,562
   Noble Drilling Corp. (a) ...........                       29,700      909,562
   Santa Fe International Corp. .......                       40,700    1,655,981
   Schlumberger Ltd. ..................                       20,700    1,666,350
   Transocean Offshore, Inc. ..........                       28,425    1,369,730
                                                                       ----------
                                                                        6,511,185

REAL ESTATE -- 0.97%
   Equity Office Properties, Inc. .....                       25,000      789,063

RETAIL -- 2.60%
   CompUSA, Inc. (a) ..................                       15,425      478,175
   Costco Cos., Inc. (a) ..............                       18,050      805,481
   Linens & Things, Inc. (a) ..........                       10,250      447,156
   Sara Lee Corp. .....................                        7,025      395,595
                                                                       ----------
                                                                        2,126,407



                                                                             MARKET
                                                                 SHARES       VALUE
                                                                 ------       -----

COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
SAVINGS & LOAN -- 0.39%
   Dime Bancorp, Inc. .......................                  3,275  $    99,069
   FSF Financial Corp. ......................                    200        4,125
   First Defiance Financial Corp. ...........                  1,725       27,600
   First Savings Bancorp ....................                    325        8,288
   FirstSpartan Financial Corp. .............                  1,425       57,356
   GSB Financial Corp. (a) ..................                    975       17,611
   North Central Bancshares, Inc. ...........                  1,050       20,869
   Queens County Bancorp, Inc. ..............                  2,025       82,013
                                                                       -----------
                                                                           316,931

SOFTWARE -- 10.56%
   America Online, Inc. (a) .................                  2,300      205,131
   Aspen Technology, Inc. (a) ...............                 30,725    1,052,332
   Cadence Design Systems, Inc. (a)  ........                 30,425      745,412
   HBO & Co. ................................                 16,250      780,000
   Microsoft Corp. (a) ......................                 14,475    1,870,894
   Parametric Technology Corp. (a) ..........                 68,000    3,221,500
   Peoplesoft, Inc. (a) .....................                  6,500      253,500
   Wind River Systems, Inc. (a) .............                 12,575      499,070
                                                                      -----------
                                                                        8,627,839

TELECOMMUNICATIONS -- 2.88%
   Tele Communications, Inc. (a) ............                 84,128    2,350,326
                                                                      -----------

     Total United States ....................                          67,768,585
                                                                      -----------

       Total Common Stocks
         (cost $68,071,484) .................                          73,904,448
                                                                      -----------

                                                           PRINCIPAL
                                                            AMOUNT
                                                            ------
SHORT TERM INVESTMENTS -- 9.55%
-------------------------------

COMMERCIAL PAPER -- 4.29%
   General Electric Capital Corp. ...........
         6.70%, 01/02/1998 ..................            $ 3,500,000    3,499,349


U.S. GOVERNMENT AGENCIES -- 5.26%
   Federal National Mortgage
        Association Discount Note
         6.00%, 01/02/1998 ..................              4,300,000    4,299,283
                                                                      -----------

     Total Short Term Investments
       (cost $7,798,632).....................                           7,798,632
                                                                      -----------

TOTAL INVESTMENTS -- 100%
-------------------------
   (cost $75,870,116) .......................                         $81,703,080
                                                                      ===========





--------------------------------------------------------------------------------
  (a) Non-income producing security.


                  See notes to the financial statements.

                           JNL CAPITAL GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


                                                                       MARKET
                                                       SHARES          VALUE
                                                  ----------------  ------------
COMMON STOCKS -- 97.19%
-----------------------

UNITED KINGDOM -- 12.78%
------------------------
BUSINESS SERVICES -- 1.53%
   Capita Group PLC............................        185,778       $ 1,132,071

FINANCIAL SERVICES -- 1.31%
   Amvescap PLC................................        113,532           971,113

FOOD & BEVERAGES -- 9.94%
   Pizza Express PLC...........................        285,117         3,493,553
   JD Wetherspoon PLC..........................        704,770         3,854,757
                                                                    ------------
                                                                       7,348,310
                                                                    ------------

Total United Kingdom...........................                        9,451,494

UNITED STATES -- 84.41%
-----------------------
AIRLINES -- 0.85%
   Ryanair Holdings PLC ADR (a)................        25,100            630,638

AUTOMOBILE -- 1.10%
  OEA, Inc.....................................        16,125            466,617
  O'Reilly Automotive, Inc. (a)................        13,325            349,781
                                                                    ------------
                                                                         816,398
BANKS -- 1.89%
  First Empire State Corp......................         1,125            523,125
  Northern Trust Corp..........................         6,500            453,375
  Star Banc Corp...............................         7,375            423,141
                                                                    ------------
                                                                       1,399,641
BROADCASTING & MEDIA -- 8.31%
  Chancellor Media Group.........................      20,750          1,548,469
  Clear Channel Communications, Inc. (a).........      36,350          2,887,553
  Heftel Broadcasting Corp. (a)..................      36,575          1,709,881
                                                                    ------------
                                                                       6,145,903
BUILDING & CONSTRUCTION -- 4.29%
  Fastenal Co.....................................     72,725          2,781,731
  Rental Services Corp. (a).......................     15,825            388,702
                                                                    ------------
                                                                       3,170,433
BUSINESS SERVICES -- 12.44%
  Apollo Group, Inc. (a)..........................     60,700          2,868,075
  Coinmachine Laundry Corp. (a)...................     16,925            414,662
  Outdoor Systems, Inc. (a).......................     23,550            903,730
  Paychex, Inc....................................     82,200          4,161,375
  Profit Recovery Group
    International, Inc. (a).......................     20,100            356,775
  Robert Half International, Inc. (a).............      5,825            233,000
  Snyder Communications, Inc. (a).................      7,225            263,712
                                                                    ------------
                                                                       9,201,329
DRUGS & HEALTH CARE -- 9.68%
  Ameripath, Inc. (a).............................     21,700            368,900
  Healthcare Financial Partners, Inc. (a).........     17,650            626,575
  Omnicare, Inc...................................    135,225          4,191,975

                                                                       MARKET
COMMON STOCKS (CONTINUED)                              SHARES          VALUE
-------------------------                         ----------------  ------------
UNITED STATES (CONTINUED)
-------------------------
DRUGS & HEALTH CARE (CONTINUED)
  Pediatrix Medical Group, Inc. (a)...............     24,525        $ 1,048,444
  Sofamor Danek Group, Inc. (a)...................     14,150            920,634
                                                                    ------------
                                                                       7,156,528
ELECTRICAL EQUIPMENT -- 3.24%
  Barnett, Inc. (a)................................    52,375          1,152,250
  Littelfuse, Inc. (a).............................    49,875          1,240,641
                                                                    ------------
                                                                       2,392,891
ELECTRONICS -- 5.68%
  Berg Electronics Corp. (a)......................     41,425            942,419
  Maxim Integrated Products, Inc. (a).............     41,550          1,433,475
  Sanmina Corp. (a)...............................      4,475            303,181
  Sipex Corp. (a).................................     37,450          1,132,863
  Vitesse Semiconductor Corp. (a).................     10,225            385,994
                                                                    ------------
                                                                       4,197,932
FINANCIAL SERVICES -- 7.31%
  American Capital Strategies, Ltd................     18,825            341,203
  Capital Trust (a)...............................     26,300            295,875
  Charles Schwab Corp.............................     41,287          1,731,474
  Federal Agricultural Mortgage
    Corp., Class C (a)............................      5,300            323,300
  Insignia Financial Group, Inc. (a)..............     69,500          1,598,500
  Medallion Financial Corp........................     30,725            675,950
  Regions Financial Corp..........................     10,375            437,695
                                                                    ------------
                                                                       5,403,997
FOOD & BEVERAGES -- 1.20%
  JP Foodservice, Inc. (a)........................     24,125            891,117

GAS EXPLORATION -- 0.75%
  Trigen Energy Corp..............................     27,675            551,770

HOTELS & RESTAURANTS -- 2.28%
  Papa John's International, Inc. (a).............     48,337          1,685,753

INSURANCE -- 2.98%
  Progressive Corp................................     10,150          1,216,731
  Protective Life Corp............................      8,000            478,000
  UICI (a)........................................     14,625            510,047
                                                                    ------------
                                                                       2,204,778
LEISURE TIME -- 4.21%
  Family Golf Centers, Inc. (a)...................     16,650            522,394
  Premier Parks, Inc. (a).........................     15,725            636,863
  Regal Cinemas, Inc. (a).........................     16,200            451,575
  Royal Caribbean Cruises, Ltd....................     28,150          1,500,747
                                                                    ------------
                                                                       3,111,579
PETROLEUM SERVICES -- 0.36%
  Hanover Compressor Co. (a)......................     12,975            265,177


                    See notes to the financial statements.

                           JNL CAPITAL GROWTH SERIES

                                                                         MARKET
                                                       SHARES            VALUE
                                                  ----------------  ------------
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
PLASTICS -- 1.47%
  Sealed Air Corp. (a)............................     17,575        $ 1,085,256

POLLUTION CONTROL -- 0.20%
  Culligan Water Technologies, Inc. (a)...........      2,950            148,238

REAL ESTATE -- 1.61%
  Security Capital Group, Inc. (a)................     22,100            718,250
  Vornado Realty Trust............................     10,025            470,548
                                                                    ------------
                                                                       1,188,798
RETAIL -- 4.72%
  CompUSA, Inc. (a)...............................     19,700            610,700
  Fred Meyer, Inc. (a)............................      9,000            327,375
  MSC Industrial Direct Co. Inc. (a)..............      8,625            365,484
  Petco Animal Supplies Inc. (a)..................     81,690          1,960,560
  Quality Food Centers, Inc. (a)..................      3,350            224,450
                                                                    ------------
                                                                       3,488,569
SCHOOLS -- 0.18%
  Devry, Inc. (a).................................      4,125            131,484

SOFTWARE -- 3.47%
  America Online, Inc. (a)........................      8,350            744,715
  Cadence Design Systems, Inc. (a)................     74,175          1,817,288
                                                                    ------------
                                                                       2,562,003
TELECOMMUNICATIONS -- 3.04%
  Pricellular Corp. Class A (a)...................    116,057          1,211,345
  Univision Communications, Inc.
  Class A (a).....................................     14,825          1,034,970
                                                                    ------------
                                                                       2,246,315
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
UTILITIES -- 3.15%
  AES Corp. (a)..................................      49,950        $ 2,328,919
                                                                    ------------

     Total United States.........................                     62,405,446
                                                                    ------------
     Total Common Stocks
         (cost $59,102,042)......................                     71,856,940
                                                                    ------------

WARRANTS -- 0.11%
-----------------

ELECTRICAL EQUIPMENT -- 0.11%
   Littelfuse, Inc.
       Expires 12/27/2001, (cost $48,137)........       3,700             81,400
                                                                    ------------
                                                  PRINCIPAL
                                                    AMOUNT
                                               ----------------
SHORT TERM INVESTMENTS -- 2.70%
-------------------------------

COMMERCIAL PAPER -- 2.70%
   General Electric Capital Corp.
       6.70%, 01/02/1998........................   $2,000,000          1,999,628
                                                                    ------------
       Total Short Term Investments
           (cost $1,999,628)....................                       1,999,628
                                                                    ------------
TOTAL INVESTMENTS -- 100%
-------------------------
   (cost $61,149,807)...........................                     $73,937,968
                                                                    ============

--------------------------------------------------------------------------------
(a) Non-income producing security.






















                     See notes to the financial statements.

                          JNL GLOBAL EQUITIES SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS -- 94.87%
-----------------------

AUSTRIA -- 0.61%
----------------
BANKS -- 0.61%
   Erste Bank Der Oesterreichischen
      Sparkassen (a) ...............                          18,582   $  926,048

BELGIUM -- 0.09%
----------------
FINANCIAL SERVICES -- 0.09%
   Credit Communal Holding Dexia                                 962      129,172

DENMARK -- 1.02%
----------------
BANKS -- 0.83%
   BG Bank A/S .....................                          14,420      970,186
   Unidanmark Series A, A/S ........                           3,854      282,923
                                                                       ----------
                                                                        1,253,109
TRANSPORTATION -- 0.19%
   SAS Danmark A/S .................                          19,404      283,192
                                                                       ----------

     Total Denmark .................                                    1,536,301

FINLAND -- 2.23%
----------------
BANKS -- 0.15%
   Merita PLC ......................                          43,143      235,860

COMPUTERS & SOFTWARE -- 0.36%
   Tietotehdas Oy, Class B (a) .....                           4,775      536,984

CONGLOMERATES -- 0.26%
   Amer Group Ltd. Series B (a)                               14,802      283,769
   Metra Oy, Class B ...............                           4,690      110,131
                                                                       ----------
                                                                          393,900

FOOD & BEVERAGES -- 0.59%
   Raisio Group PLC ................                           7,449      884,158

INSURANCE -- 0.87%
   Pohjola Insurance Group .........                          21,619      801,152
   Sampo Insurance Ltd. ............                          15,671      508,859
                                                                       ----------
                                                                        1,310,011
                                                                       ----------

     Total Finland .................                                    3,360,913

FRANCE -- 9.41%
----------------
AUTOMOBILES & PARTS --0.85%
   Renault SA (a) ..................                          45,348    1,275,636

BANKS -- 1.13%
   Banque Nationale de Paris .......                           8,239      437,926
   Credit Commercial de France .....                           6,558      449,477
   Dexia France ....................                           5,932      686,982
   Societe Generale ................                             961      130,933
                                                                       ----------
                                                                        1,705,318

BUILDING & CONSTRUCTION -- 0.98%
   Suez Lyonnaise des Eaux .........                          10,099    1,117,543
   Technip .........................                           3,332      351,553
                                                                       ----------
                                                                        1,469,096



                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

FRANCE (CONTINUED)
------------------
BUSINESS SERVICES -- 0.56%
   Cap Gemini SA ...................                          10,315   $  845,801

CHEMICALS -- 0.51%
   Rhone Poulenc ...................                          17,279      774,017

COMPUTER SERVICES -- 0.54%
   Axime (a) .......................                           6,284      810,232

ELECTRICAL EQUIPMENT -- 0.24%
   Alcatel Alsthom .................                           2,804      356,411

FOOD & BEVERAGES -- 0.33%
   Danone ..........................                           2,736      488,693

GAS EXPLORATION -- 1.85%
   Elf Aquitaine SA ................                          23,974    2,788,369

INSURANCE -- 0.16%
   Assurances Generales de France...                           4,113      217,934
   Union des Assurances Federales...                             204       26,777
                                                                       ----------
                                                                          244,711
OIL -- 0.43%
   Total ...........................                           5,973      650,048

PUBLISHING -- 0.61%
   Lagardere S.C.A .................                          27,926      923,365

RETAIL -- 0.52%
   GrandVision S.A .................                          19,160      788,239

TIRES & RUBBER -- 0.70%
   Compagnie Generale des
      Etablissements Michelin ......                          20,920    1,053,213
                                                                       ----------

       Total France ................                                   14,173,149

GERMANY -- 4.31%
------------------
APPAREL & TEXTILES -- 0.37%
   Adidas AG .......................                           4,290      564,226

BANKS -- 2.15%
   Bankgesellschaft Berlin AG ......                           4,949      108,942
   Bayerische Verinsbank AG ........                           5,403      353,502
   Deutsche Bank AG ................                          23,529    1,661,071
   Deutsche Phandbreif-und
      Hypothekenbank ...............                          18,866    1,117,939
                                                                       ----------
                                                                        3,241,454
INSURANCE -- 0.98%
   Aachner & Muenchener
      Beteiligungs AG ..............                           7,088      768,315
   Allianz AG (a) ..................                           1,528      395,813
   Muenchener Rueckversicherungs -
      Gesellschaft AG ..............                             835      314,700
                                                                       ----------
                                                                        1,478,828


                    See notes to the financial statements.

                          JNL GLOBAL EQUITIES SERIES

                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
------------------------

GERMANY (CONTINUED)
-------------------
MANUFACTURING -- 0.14%
   Siemens AG ........................                         3,465   $  205,132

TRANSPORTATION -- 0.67%
   Lufthansa AG ......................                        52,450    1,005,878
                                                                       ----------

     Total Germany ...................                                  6,495,518

HONG KONG -- 0.68%
------------------
CONGLOMERATES -- 0.35%
   Citic Pacific Ltd. ................                        22,000       87,444
   Hutchison Whampoa Ltd. ............                        35,000      219,512
   Swire Pacific Ltd. ................                        41,000      224,868
                                                                       ----------
                                                                          531,824

FINANCIAL SERVICES -- 0.21%
   First Pacific Co. Ltd. ............                       641,540      310,463

TELECOMMUNICATIONS -- 0.12%
   China Telecom (a) .................                       106,000      181,933
                                                                       ----------

     Total Hong Kong .................                                  1,024,220

ITALY -- 2.15%
--------------
BANKS -- 0.82%
   Banca Commerciale Italiana ........                       270,103      939,024
   Credito Italiano ..................                        94,601      291,718
                                                                       ----------
                                                                        1,230,742

INSURANCE -- 0.45%
   Assicurazioni Generali ............                        27,193      667,912

TELECOMMUNICATIONS -- 0.41%
   Telecom Italia SPA ................                        97,392      622,120

TRANSPORTATION -- 0.47%
   Aeroporti di Roma SPA (a) .........                        68,599      711,584
                                                                       ----------

     Total Italy .....................                                  3,232,358

JAPAN -- 7.73%
--------------
AUTOMOBILES & PARTS -- 0.18%
   Denso Corp. .......................                        15,000      269,970

BUILDING & CONSTRUCTION -- 0.07%
   Matsushita Electric Works, Ltd.....                        12,000      103,852

COMPUTERS & BUSINESS
   EQUIPMENT -- 1.44%
   Fujitsu Ltd. ......................                        22,000      235,889
   NTT Data Corp. ....................                            36    1,938,271
                                                                       ----------
                                                                        2,174,160



                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

JAPAN (CONTINUED)
-----------------

DRUGS & HEALTH CARE -- 0.62%
   Takeda Chemical Industries ......                          33,000   $  940,185

ELECTRICAL EQUIPMENT -- 0.21%
   Hitachi Ltd. ....................                          45,000      320,517

FOOD & BEVERAGES -- 0.20%
   Kita Kyushu Coca-Cola Bottling ..                          15,400      292,502

HOUSEHOLD FURNITURE &
   APPLIANCES -- 1.85%
   Sony Corp. ......................                          31,400    2,789,615

REAL ESTATE -- 0.46%
   Mitsubishi Estate Co. Ltd. ......                          64,000      696,025

RETAIL -- 0.12%
   Mitsui & Co. ....................                          18,000      173,700

RUBBER & TIRES -- 0.29%
   Bridgestone Corp. ...............                          20,230      438,469

TELECOMMUNICATIONS -- 2.29%
   Nippon Telegraph & Telephone ....                             402    3,448,265
    Corp ...........................
                                                                       ----------

     Total Japan ...................                                   11,647,260

MEXICO -- 0.72%
---------------
CONGLOMERATES -- 0.07%
   Grupo Carso SA de CV ............                          15,000      100,366

FOOD & BEVERAGES -- 0.38%
   Fomento Economico Mexicano
      SA de CV, Class A ............                          72,700      581,024

PAPER & PAPER PRODUCTS -- 0.19%
   Kimberly Clark de Mexico SA de CV                          58,200      284,852

RETAIL -- 0.08%
   Cifra SA De CV ..................                          46,471      114,011
                                                                       ----------

     Total Mexico ..................                                    1,080,253

NETHERLANDS -- 8.40%
--------------------
AIRLINES -- 0.39%
   KLM Royal Dutch Airlines NV .....                          15,930      589,229

BUSINESS SERVICES -- 0.08%
   Vedior ..........................                           6,542      117,763

CHEMICALS -- 2.57%
   Akzo Nobel NV ...................                          22,426    3,866,609




                    See notes to the financial statements.

                          JNL GLOBAL EQUITIES SERIES

                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----

COMMON STOCKS (CONTINUED)
-------------------------

NETHERLANDS (CONTINUED)
-----------------------
COMPUTERS & BUSINESS
   EQUIPMENT -- 0.56%
   Getronics NV .......................                       26,284   $  837,396

ELECTRONICS -- 0.46%
   Simac Techniek NV ..................                        6,000      698,345

FOOD & BEVERAGES -- 0.27%
   Nutricia Verenigde Bedrijuen NV ....                       13,685      415,075

HOUSEHOLD FURNITURE &
   APPLIANCES -- 1.58..................
   Philips Electronics NV .............                       39,656    2,378,206

PUBLISHING -- 2.49%
   Elsevier NV ........................                       79,051    1,278,758
   Wolters Kluwer NV (a) ..............                       19,198    2,479,696
                                                                       ----------
                                                                        3,758,454
                                                                       ----------

     Total Netherlands ................                                12,661,077

NORWAY -- 0.44%
---------------
COMPUTERS & BUSINESS
   EQUIPMENT -- 0.13%
   Merkantildata ASA ..................                        5,594      192,379

INDUSTRIAL MACHINERY -- 0.14%
   Tomra Systems ASA ..................                        9,800      218,934

TRANSPORTATION -- 0.17%
   SAS Norge ASA B shares .............                       18,334      255,680
                                                                       ----------

     Total Norway .....................                                   666,993

SOUTH AFRICA -- 0.00%
---------------------
COMPUTERS & BUSINESS
   EQUIPMENT -- 0.00%
   Dimension Data Holdings, Ltd. (a)...                           93          401

SPAIN -- 0.60%
--------------
COMMERCIAL SERVICES -- 0.01%
   Prosegur, Companhia de
        Seguridad SA...................                          882        8,857


FOOD & BEVERAGES -- 0.59%
   Telepizza SA (a) ...................                       11,090      895,353
                                                                       ----------

     Total Spain ......................                                   904,210

SWEDEN -- 6.50%
---------------
BANKS -- 0.40%
   Skandinaviska Enskilda Banken ......                       48,065      608,387




                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

SWEDEN (CONTINUED)
------------------
BROADCASTING -- 0.02%
   Modern Times Group (a) .............                        4,423   $   26,460

BUSINESS SERVICES -- 0.95%
   Securitas AB, Class B ..............                       30,493      921,714
   WM-Data AB B Shares ................                       28,290      511,293
                                                                       ----------
                                                                        1,433,007

CONGLOMERATES -- 0.07%
   Kinnevik Investment Series B .......                        6,410      106,162

DRUGS & HEALTH CARE -- 0.68%
   Ortivus AB Series B (a) ............                       30,829    1,028,941

ELECTRONICS -- 0.10%
   Pricer AB Series B (a) .............                        8,283      153,352

FINANCIAL SERVICES -- 0.37%
   Investor AB ........................                       11,344      552,920

HOUSEHOLD FURNITURE &
   APPLIANCES -- 1.56%
   Electrolux AB Series B .............                       33,822    2,347,123

INSURANCE -- 0.34%
   Skandia Forsakrings AB .............                       10,685      503,978

NON-FERROUS METALS -- 1.02%
   Assa Abloy AB Series B .............                       58,124    1,537,304

TELECOMMUNICATIONS -- 0.76%
   Ericcson LM Tel Series B ...........                       30,573    1,149,390

TRANSPORTATION -- 0.23%
   SAS Sverige AB .....................                       23,950      346,887
                                                                       ----------

     Total Sweden .....................                                 9,793,911

SWITZERLAND -- 7.53%
--------------------
BANKS -- 1.36%
   Credit Suisse Group AG .............                        4,356      673,731
   Union Bank of Switzerland AG (a)....                          955    1,380,345
                                                                       ----------
                                                                        2,054,076

BUSINESS SERVICES -- 0.28%
   Kuoni Reisen AG ....................                          112      419,655

DRUGS & HEALTH CARE -- 2.16%
   Ares Serono SA .....................                          198      326,567
   Novartis AG ........................                          973    1,578,162
   Roche Holding AG ...................                          136    1,350,041
                                                                       ----------
                                                                        3,254,770



                    See notes to the financial statements.

                         JNL GLOBAL EQUITIES SERIES


                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

SWITZERLAND (CONTINUED)
-----------------------
INSURANCE -- 3.61%
   Baloise Holdings Ltd. (a) ..........                           268  $   495,760
   Swiss Life .........................                         4,860    3,814,960
   Zurich Versicherungs-Gesellschaft...                         2,367    1,127,451
                                                                       -----------
                                                                         5,438,171

TRANSPORTATION -- 0.12%
   Sairgroup (a) ......................                           134      183,411
                                                                       -----------

     Total Switzerland ................                                 11,350,083

UNITED KINGDOM -- 16.54%
------------------------
BANKS -- 2.36%
   Barclays PLC .......................                        21,070      560,914
   Lloyds TSB Group PLC ...............                       209,071    2,719,927
   National Westminster Bank PLC ......                        16,478      273,899
                                                                       -----------
                                                                         3,554,740

BUILDING & CONSTRUCTION -- 0.49%
   Powerscreen International PLC ......                        74,340      745,996

BUSINESS SERVICES -- 1.49%
   BTG PLC ............................                        59,268      666,832
   Logica PLC .........................                        82,890    1,583,388
                                                                       -----------
                                                                         2,250,220

CHEMICALS -- 0.33%
   Imperial Chemical Industries PLC....                        29,432      459,733
   Victrex PLC ........................                        11,785       45,489
                                                                       -----------
                                                                           505,222

CONGLOMERATES -- 6.96%
   Hays PLC ...........................                       116,697    1,553,582
   Misys PLC ..........................                        29,138      880,609
   Rentokil Initial PLC ...............                       746,851    3,305,104
   Siebe PLC ..........................                       168,999    3,317,091
   Ti Group PLC .......................                        36,421      279,965
   Tomkins PLC ........................                       101,196      478,698
   Williams PLC .......................                       122,408      679,566
                                                                       -----------
                                                                        10,494,615

DRUGS & HEALTH CARE -- 0.27%
   SmithKline Beecham PLC .............                        38,928      401,219

ELECTRONICS -- 0.70%
   Electrocomponents PLC ..............                        95,469      710,339
   Premier Farnell PLC ................                        48,338      347,751
                                                                       -----------
                                                                         1,058,090

FINANCIAL SERVICES -- 0.44%
   Amvescap PLC .......................                        14,136      120,914
   JBA Holdings PLC ...................                        31,557      536,465
                                                                       -----------
                                                                           657,379


                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

UNITED KINGDOM (CONTINUED)
--------------------------
FOOD & BEVERAGES -- 0.07%
   J D Wetherspoon PLC ................                        18,310   $  100,147

INSURANCE -- 0.61%
   Royal & Sun Alliance Insurance .....                        91,459      920,857
   Group

LEISURE & ENTERTAINMENT -- 0.60%
   Compass Group PLC ..................                        72,955      897,516

OIL -- 0.31%
   British Petroleum Co. PLC ..........                        35,097      464,282

PUBLISHING -- 1.05%
   Newsquest PLC (a) ..................                        64,524    1,589,630

SOFTWARE -- 0.07%
   Sema Group PLC .....................                         4,350      105,744

TELECOMMUNICATIONS -- 0.46%
   Energis PLC (a) ....................                        03,321      432,747
   Freepages Group PLC (a) ............                        92,475      258,845
                                                                        ----------
                                                                           691,592

TRANSPORTATION -- 0.33%
   Stagecoach Holdings PLC ............                        35,805      491,061
                                                                        ----------

     Total United Kingdom .............                                 24,928,310

UNITED STATES -- 25.91%
-----------------------
AUTOMOBILE & PARTS -- 0.02%
   Tata Engineering & Locomotive
      Co. Ltd. (144a) .................                         3,718       28,092

BANKS -- 0.56%
   Banco Rio de la Plata SA (a) .......                         6,175       86,450
   BankAmerica Corp. ..................                         2,850      208,050
   Uniao de Bancos Brasileiros SA .....                         5,925      190,711
   Wells Fargo & Co. ..................                         1,075      364,895
                                                                        ----------
                                                                           850,106

BROADCAST & COMMUNICATIONS -- 0.52%
   Grupo Televisa SA de CV ADR (a) ....                        20,225      782,455

BUSINESS SERVICES -- 0.10%
   Manpower, Inc. .....................                         4,250      149,813

CHEMICALS -- 2.76%
   Du Pont E I De Nemours & Co. .......                        15,450      927,966
   Monsanto Co. .......................                        52,675    2,212,350
   Solutia, Inc. ......................                        38,325    1,022,798
                                                                        ----------
                                                                         4,163,114

                    See notes to the financial statements.

                         JNL GLOBAL EQUITIES SERIES

                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
COMPUTERS & BUSINESS
   EQUIPMENT -- 0.40%
   Compaq Computer Corp. ...........                           9,050   $  510,759
   Dassault Systemes SA ADR ........                           3,000       92,625
                                                                       ----------
                                                                          603,384

CONGLOMERATES -- 1.26%
   CBS Corp. .......................                          50,350    1,482,178
   General Electric Co. ............                           2,150      157,756
   Minnesota Mining &
      Manufacturing Co. ............                           3,200      262,600
                                                                       ----------
                                                                        1,902,534

DRUGS & HEALTH CARE -- 2.92%
   Cardinal Health, Inc. ...........                           2,900      217,863
   Elan Corp. PLC ADR (a) ..........                           6,025      308,404
   Grupo Casa Autrey SA de CV ADR ..                          11,950      244,228
   Eli Lilly & Co. .................                           8,950      623,144
   Pfizer, Inc. ....................                          12,725      948,808
   Schering Plough Corp. ...........                           1,875      116,484
   SmithKline Beecham PLC ADR ......                           8,700      447,506
   Warner Lambert Co. ..............                          12,050    1,494,200
                                                                       ----------
                                                                        4,400,637

ELECTRONICS -- 3.54%
   Analog Devices, Inc. (a) ........                           2,000       55,375
   Intel Corp. .....................                           2,650      186,162
   Philips Electronics .............                          48,469    2,932,375
   Texas Instruments, Inc. .........                          48,075    2,163,375
                                                                       ----------
                                                                        5,337,287

ENERGY -- 0.13%
   AO Mosenergo ....................                           1,325       48,893
   Companhia Energetica de                                     1,050       45,621
      Minas Gerais ADR..............
Unified Energy Systems - Russia (a).                           3,133       95,557
                                                                       ----------
                                                                          190,071


FINANCIAL SERVICES -- 0.87%
   Romania Investment Fund .........                             204      195,222
   SLM Holding Corp. ...............                           8,025    1,116,478
                                                                       ----------
                                                                        1,311,700

INDUSTRIAL MACHINERY -- 0.34%
   Asm Lithography Holdings NV (a) .                           3,100      209,250
   Pfeiffer Vacuum Technology
      AG ADR (a) ...................                          10,675      298,900
                                                                       ----------
                                                                          508,150

OIL -- 1.97%
   Halliburton Co. .................                           2,825      146,723
   Oil Co Lu Koil Holding ADR ......                           2,650      243,336
   Petroleum Geo-Services (a) ......                          12,025      778,619



                                                                          MARKET
                                                              SHARES       VALUE
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
OIL (CONTINUED)
   Schlumberger Ltd. ...............                           14,425  $ 1,161,212
   Transocean Offshore, Inc. .......                            5,300      255,394
   YPF Sociedad Anonima ADR ........                           11,100      379,481
                                                                       -----------
                                                                         2,964,765

RETAIL -- 0.07%
   Disco SA ADR (a) ................                            2,300      102,350

SOFTWARE -- 5.35%
   Cisco Systems, Inc. (a) .........                           55,788    3,110,153
   Microsoft Corp. (a) .............                           25,550    3,302,337
   Parametric Technology Corp. (a) .                           34,725    1,645,097
                                                                       -----------
                                                                         8,057,587

TELECOMMUNICATIONS -- 4.89%
   Comcast Corp. ...................                           26,950      850,609
   Ericsson L M Tel Co. ............                           15,656      584,165
   Millicom International Cellular                              5,500      206,938
      SA  (a).......................
   Nokia Corp. ADR .................                            9,275      649,250
   Nortel Inversora SA ADR Series B.                            36,400      928,200
   Northern Telecom Ltd. ...........                            7,625      678,625
   Quinenco SA ADR (a) .............                           22,425      257,888
   Tele Communications, Inc. (a) ...                           84,050    2,348,147
   Telecom Argentina Stet-
      France Telecom ADR Class B ...                            3,750      134,062
   Telefonica de Argentina SA ADR (a)                           4,325      161,106

   Telefonica del Peru SA ADR ......                           24,725      576,401
                                                                       -----------
                                                                         7,375,391

TRANSPORTATION -- 0.21%
   Ryanair Holdings PLC ADR (a) ....                           12,700      319,088
                                                                       -----------

     Total United States ...........                                    39,046,524
                                                                       -----------

       Total Common Stocks
         (cost $125,674,377) .......                                   142,956,701
                                                                       -----------

PREFERRED STOCKS -- 0.88%
-------------------------

BRAZIL -- 0.48%
---------------
ELECTRIC UTILITIES -- 0.14%
   Companhia Energetica de Minas
Gerais Gerais (a) ..................                        4,391,000      190,780
   Companhia Paranaense de
       Energia - Copel (a) .........                        1,000,000       13,575
                                                                       -----------
                                                                           204,355
FOOD & BEVERAGES -- 0.01%
   Companhia Cervejaria Brahma (a) .                           20,000       13,440

OIL -- 0.08%
   Petrobras Brasileiro SA .........                          495,500      115,878



                    See notes to the financial statements.

                         JNL GLOBAL EQUITIES SERIES

                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
PREFERRED STOCKS (CONTINUED)
----------------------------

BRAZIL (CONTINUED)
------------------
TELECOMMUNICATIONS -- 0.25%
   Ericsson Telecom SA (a) ..................             $11,970,000      383,967
                                                                       -----------

     Total Brazil ...........................                 717,640

FINLAND -- 0.36%
----------------
   TELECOMMUNICATIONS -- 0.36%
   Nokia Oy AB Series A .....................                   7,686      545,682

UNITED STATES -- 0.04%
----------------------
DRUGS & HEALTH CARE -- 0.04%
   Fresenius Medical Care AG (a) ............                   2,900       63,075
                                                                       -----------

       Total Preferred Stocks
         (cost $1,687,375) ..................                            1,326,397
                                                                       -----------

                                                          PRINCIPAL       MARKET
                                                            AMOUNT         VALUE
                                                            ------         -----
SHORT TERM INVESTMENTS -- 4.25%
-------------------------------

COMMERCIAL PAPER -- 4.25%
   General Electric Capital Corp.,
     6.70%, 01/02/1998 ......................             $  6,400,000 $  6,398,809
                                                                       ------------

     Total Short Term Investments
             (cost $6,398,809) ..............                             6,398,809
                                                                       ------------

TOTAL INVESTMENTS -- 100%
-------------------------
    (cost $133,760,561) .....................                          $150,681,907
                                                                       ============



--------------------------------------------------------------------------------
 (a) Non-income producing security.



                    See notes to the financial statements.

                            JNL/ALGER GROWTH SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


                                                        MARKET
                                           SHARES        VALUE
                                           ------        -----
COMMON STOCKS -- 89.41%
-----------------------

AEROSPACE & DEFENSE -- 0.40%
 Gulfstream Aerospace Corp. (a).......      12,100     $  353,925

AIRLINES -- 2.53%
 AMR Corp. (a)........................      17,300      2,223,050

BANKS -- 7.31%
 Banc One Corp........................      15,878        862,374
 BankAmerica Corp.....................      23,000      1,679,000
 Bank of New York Co., Inc............      44,600      2,578,438
 Corestates Financial Corp............       6,200        496,388
 First Union Corp.....................      16,000        820,000
                                                       ----------
                                                        6,436,200
BUILDING & CONSTRUCTION -- 1.02%
 Masco Corp...........................      17,600        895,400

BUSINESS SERVICES -- 4.88%
 Cendant Corp. (a)....................      87,000      2,990,625
 Cognizant Corp.......................      29,200      1,301,225
                                                        ---------
                                                        4,291,850
COMPUTERS & TECHNOLOGY -- 4.23%
 Bay Networks, Inc. (a)...............      35,300        902,356
 Cisco Systems, Inc. (a)..............      28,050      1,563,787
 HBO & Co.............................      26,100      1,252,800
                                                        ---------
                                                        3,718,943
CONGLOMERATES -- 3.30%
 CBS Corp.............................      85,500      2,516,906
 Fortune Brands, Inc..................      10,500        389,156
                                                        ---------
                                                        2,906,062
DRUGS & HEALTH CARE -- 15.13%
 AmeriSource Health Corp. (a).........      14,900        867,925
 Bergen Brunswig Corp.................      10,000        421,250
 Bristol Myers Squibb Co..............      22,000      2,081,750
 Cardinal Health, Inc.................      12,100        909,012
 Eli Lilly & Co.......................      19,600      1,364,650
 Guidant Corp.........................      33,500      2,085,375
 McKesson Corp........................       3,700        400,294
 Pfizer, Inc..........................       7,800        581,588
 Schering Plough, Corp................      37,600      2,335,900
 Warner Lambert Co....................      18,300      2,269,200
                                                       ----------
                                                       13,316,944
ELECTRONICS -- 3.40%
 Altera Corp. (a).....................      26,000        861,250
 Linear Technology Corp...............      15,000        864,375
 Tellabs, Inc. (a)....................      24,000      1,269,000
                                                       ----------
                                                        2,994,625
FINANCIAL SERVICES -- 5.65%
 Charles Schwab Corp..................      17,850        748,584
 Federal Home Loan Mortgage Corp......      22,300        935,206

                                                        MARKET
                                           SHARES        VALUE
                                           ------       ------
COMMON STOCKS (CONTINUED)
-------------------------

FINANCIAL SERVICES (CONTINUED)
 Household International, Inc.........       5,300     $  676,081
 Morgan Stanley, Dean Witter,
  Discover & Co.......................      30,375      1,795,922
 PaineWebber Group, Inc...............      23,700        819,131
                                                       ----------
                                                        4,974,924
FOOD & BEVERAGES -- 0.65%
 PepsiCo, Inc.........................      15,600        568,425
  HOTELS & RESTAURANTS -- 1.04%
 Mirage Resorts, Inc. (a).............       8,500        193,375
 Starwood Lodging Trust Co............      12,500        723,438
                                                       ----------
                                                          916,813
HOUSEHOLD APPLIANCES &
  FURNISHINGS -- 2.39%
 Sunbeam Corp.........................      50,000      2,106,250

INDUSTRIAL MACHINERY -- 2.74%
 Tyco International, Ltd..............      53,440      2,408,140

INSURANCE -- 5.59%
 American International Group, Inc....      19,900      2,164,125
 MGIC Investment Corp.................       9,400        625,100
 Travelers Group, Inc.................      39,600      2,133,450
                                                       ----------
                                                        4,922,675
LEISURE TIME -- 4.45%
 Carnival Corp........................      32,900      1,821,837
 International Game Technology, Inc...      83,000      2,095,750
                                                        ---------
                                                        3,917,587
PETROLEUM SERVICES -- 1.22%
 Diamond Offshore Drilling, Inc. (a)..      13,200        635,250
 Halliburton Co.......................       8,600        446,663
                                                        ---------
                                                        1,081,913
POLLUTION CONTROL -- 2.00%
 USA Waste Services, Inc. (a).........      44,760      1,756,830

RETAIL -- 10.42%
 CVS Corp.............................      11,300        723,906
 General Nutrition Companies, Inc.(a).      29,700      1,009,800
 Home Depot, Inc......................      44,250      2,605,219
 Rite Aid Corp........................       5,000        293,438
 Safeway, Inc. (a)....................      20,600      1,302,950
 Staples, Inc. (a)....................      30,200        838,050
 Wal-Mart Stores, Inc.................      61,000      2,405,688
                                                        ---------
                                                        9,179,051
SOFTWARE -- 3.69%
 America Online, Inc. (a).............      19,000      1,694,562
 Microsoft Corp. (a)..................      12,000      1,551,000
                                                        ---------
                                                        3,245,562


                     See notes to the financial statements.

                            JNL/ALGER GROWTH SERIES

                                                                  MARKET
                                                   SHARES          VALUE
                                                   ------         ------
COMMON STOCKS (CONTINUED)
-------------------------

TELECOMMUNICATIONS -- 3.66%

 AT&T Corp................................            14,200    $   869,750
 Ciena Corp. (a)..........................            22,600      1,381,425
 Worldcom, Inc. (a).......................            32,000        968,000
                                                                -----------
                                                                  3,219,175
TOYS -- 1.83%
 Mattel, Inc..............................            43,200      1,609,200

TRANSPORTATION -- 1.88%
 Burlington Northern Santa Fe Corp........            17,800      1,654,287
                                                                -----------
  Total Common Stocks
   (cost $66,939,935).....................                       78,697,831
                                                                -----------

                                                   PRINCIPAL      MARKET
                                                    AMOUNT         VALUE
                                                   ---------      ------
SHORT TERM INVESTMENTS -- 10.59%
--------------------------------

COMMERCIAL PAPER -- 9.08%
 Dow Chemical Co.,
  5.80%, 01/05/1998.......................        $2,000,000    $ 1,998,711
 Four Winds Funding Corp.,
  6.06%, 01/05/1998.......................         3,000,000      2,997,980
 Holland Limited Securitization,
  6.30%, 01/07/1998.......................         2,000,000      1,997,900
 Merrill Lynch & Co., Inc.
  6.05%, 01/06/1998.......................         1,000,000        998,656
                                                                -----------
                                                                  7,993,247
MONEY MARKET FUNDS -- 1.51%
 State Street Global Advisor
  Fund, 5.42% (b).........................         1,329,107      1,329,107
                                                                -----------
  Total Short Term Investments
   (cost $9,322,354)......................                        9,322,354
                                                                -----------
TOTAL INVESTMENTS -- 100%
-------------------------
(cost $76,262,289)........................                      $88,020,185
                                                                ===========

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.



                     See notes to the financial statements.

                        JNL/EAGLE CORE EQUITY SERIES

                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1997



                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS -- 92.28%
-----------------------

APPAREL & TEXTILES -- 0.42%
   Intimate Brands, Inc. ...........                           2,100   $   50,531

AUTOMOBILES & PARTS -- 0.32%
   Ford Motor Company ..............                             800       38,950

BANKS -- 4.17%
   BankAmerica Corp. ...............                           2,000      146,000
   Chase Manhattan Corp. ...........                             800       87,600
   First Union Corp. ...............                           1,100       56,375
   Mellon Bank Corp. ...............                           1,000       60,625
   NationsBank Corp. ...............                           2,500      152,031
                                                                       ----------
                                                                          502,631

BUILDING & CONSTRUCTION -- 0.14%
   Harsco Corp. ....................                             400       17,250

BUSINESS SERVICES -- 2.53%
   Omnicom Group, Inc. .............                           6,200      262,725
   Unisource Worldwide, Inc. .......                           3,000       42,750
                                                                       ----------
                                                                          305,475

CHEMICALS -- 2.13%
   Crompton & Knowles Corp. ........                           2,000       53,000
   Du Pont EI De NeMours & Co. .....                           2,100      126,131
   Imperial Chemical Industries PLC                            1,200       77,925
   ADR..............................                                   ----------
                                                                          257,056


COMPUTERS & BUSINESS
   EQUIPMENT -- 4.47%
   Cisco Systems, Inc. (a) .........                           3,000      167,250
   Dell Computer Corp. (a) .........                           1,000       84,000
   HBO & Co. .......................                           3,500      168,000
   Hewlett Packard Co. .............                           1,300       81,250
   Wallace Computer Services, Inc. .                           1,000       38,875
                                                                       ----------
                                                                          539,375

CONGLOMERATES -- 0.55%
   Fortune Brands, Inc. ............                           1,800       66,712

CONTAINERS & GLASS -- 0.91%
   Crown Cork & Seal, Co. Inc. .....                           2,200      110,275

DRUGS & HEALTH CARE -- 10.56%
   Bausch & Lomb, Inc. .............                           1,800       71,325
   Columbia/HCA Healthcare Corp. ...                           5,000      148,125
   Eli Lilly & Co. .................                           3,000      208,875
   Guidant Corp. ...................                           2,500      155,625
   Humana, Inc. (a) ................                           1,200       24,900
   Oxford Health Plans, Inc. (a) ...                           9,000      140,062
   Pharmacia & Upjohn, Inc. ........                           1,400       51,275
   Pfizer, Inc. ....................                           2,500      186,406
   SmithKline Beecham PLC ADR ......                           1,000       51,438
   Warner Lambert Co. ..............                           1,900      235,600
                                                                       ----------
                                                                        1,273,631


                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

ELECTRIC UTILITIES -- 1.95%
   Central & Southwest Corp. .................               1,400     $ 37,887
   FPL Group, Inc. ...........................                 900       53,269
   Nipsco Industries, Inc. ...................               1,100       54,381
   Teco Energy, Inc. .........................               3,200       90,000
                                                                       --------
                                                                        235,537

ELECTRICAL EQUIPMENT -- 5.08%
   Essex International, Inc. (a) .............               3,000       89,250
   Fisher Scientific International, Inc.......               1,600       76,400
   General Electric Co. ......................               2,800      205,450
   Philips Electronics NV ....................               4,000      242,000
                                                                       --------
                                                                        613,100

ELECTRONICS -- 4.94%
   Intel Corp. ...............................               1,000       70,250
   General Signal Corp. ......................               3,000      126,562
   Lexmark International Group,
      Inc. Class A (a) .......................               2,400       91,200
   Raytheon Co. (a) ..........................               1,800       90,900
   Tellabs, Inc. (a) .........................               2,000      105,750
   Thermo Electron Corp. (a) .................               2,500      111,250
                                                                       --------
                                                                        595,912

FINANCIAL SERVICES -- 7.71%
   American Express Corp. ....................               1,500      133,875
   Charles Schwab Corp. ......................               3,500      146,781
   Federal Home Loan Mortgage Corp. ..........               3,500      146,781
   Federal National Mortgage Association......               3,000      171,187
   SLM Holdings Corp. ........................                 900      125,213
   Travelers Group, Inc. .....................               3,849      207,365
                                                                       --------
                                                                        931,202

FOOD & BEVERAGES -- 1.51%
   Coca-Cola Co. .............................               1,000       66,625
   Heinz H J Co. .............................               1,100       55,894
   Sysco Corp. ...............................               1,300       59,231
                                                                       --------
                                                                        181,750

GAS & PIPELINE UTILITIES -- 2.15%
   American WaterWorks Company, Inc...........               2,000       54,625
   Houston Industries, Inc. ..................               1,000       57,063
   UGI Corp. .................................               1,700       49,831
   Wicor, Inc. ...............................               1,000       46,438
   Williams Cos., Inc. .......................               1,800       51,075
                                                                       --------
                                                                        259,032

GAS EXPLORATION -- 0.79%
   Enron Corp. ...............................               2,300       95,594

HOTELS & RESTAURANTS -- 0.86%
   Marriott International, Inc. ..............               1,500      103,875



                     See notes to the financial statements.

                        JNL/EAGLE CORE EQUITY SERIES

                                                                        MARKET
                                                            SHARES       VALUE
                                                            ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

HOUSEHOLD PRODUCTS -- 5.17%
   Black & Decker Corp. ......................               3,600     $140,625
   Gillette Co. ..............................               1,500      150,656
   Sunbeam Corp. .............................               5,100      214,838
   Tupperware Corp. ..........................               4,200      117,075
                                                                       --------
                                                                        623,194

INDUSTRIAL MACHINERY -- 1.43%
   American Standard Cos., Inc. (a)  .........               4,500      172,406

INSURANCE -- 3.30%
   Allstate Corp. ............................               2,000      181,750
   American International Group, Inc..........               1,500      163,125
   Safeco Corp. ..............................               1,100       53,625
                                                                       --------
                                                                        398,500

METALS -- 0.54%
   Allegheny Teledyne, Inc. ..................               2,500       64,688

MUTUAL FUNDS -- 4.14%
   Midcap SPDR Trust .........................               2,500      160,547
   SPDR Trust ................................               3,500      339,281
                                                                       --------
                                                                        499,828

OIL -- 4.73%
   Ashland, Inc. .............................               2,400      128,850
   Atlantic Richfield Co. ....................                 500       40,063
   British Petroleum Co. PLC ADR .............                 900       71,719
   Diamond Offshore Drilling, Inc. ...........               2,000       96,250
   Exxon Corp. ...............................                 600       36,712
   Mobil Corp. ...............................               1,600      115,500
   Royal Dutch Petroleum Co. .................               1,500       81,281
                                                                       --------
                                                                        570,375

PETROLEUM SERVICES -- 2.63%
   Baker Hughes, Inc. ........................               2,000       87,250
   Halliburton Co. ...........................                 700       36,356
   Schlumberger Ltd. .........................               2,400      193,200
                                                                       --------
                                                                        316,806

PLASTICS -- 1.00%
   Illinois Tool Works, Inc. .................               2,000      120,250

PUBLISHING -- 0.49%
   McGraw Hill Cos., Inc. ....................                 800       59,200

REAL ESTATE -- 3.31%
   Alexander Haagen Properties, Inc. .........               1,400       24,413
   Grove Real Estate Asset Trust (a)..........               2,000       21,750
   Koger Equity, Inc. ........................               1,000       21,938
   Mack California Realty Corp. ..............                 800       32,800
   Nationwide Health Properties, Inc. ........               1,300       33,150





                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

REAL ESTATE (CONTINUED)
   Parkway Properties, Inc. ........                             500   $   17,156
   Public Storage, Inc. (a) ........                           1,000       29,375
   Rouse Co. .......................                           1,300       42,575
   Security Capital Group, Inc. (a)                            2,700       87,750
   SL Green Realty Corp. ...........                           1,000       25,938
   Spieker Properties, Inc. ........                             800       34,300
   Sun Communities, Inc. ...........                             800       28,750
                                                                       ----------
                                                                          399,895

RETAIL -- 4.36%
   Federated Department Stores,                                1,600       68,900
   Inc. (a).........................
   Home Depot, Inc. ................                           3,000      176,625
   Kohl's Corp. (a) ................                           2,000      136,250
   Toys R Us, Inc. (a) .............                           1,600       50,300
   Walgreen Co. ....................                           3,000       94,125
                                                                       ----------
                                                                          526,200

SOFTWARE -- 2.15%
   Microsoft Corp. (a) .............                             800      103,400
   Peoplesoft, Inc. (a) ............                           4,000      156,000
                                                                       ----------
                                                                          259,400

TELECOMMUNICATIONS -- 4.09%
   AT&T Corp. ......................                           2,000      122,500
   Alltel Corp. ....................                           1,300       53,381
   Bell Atlantic Corp. .............                           1,000       91,000
   Bellsouth Corp. .................                           1,500       84,469
   GTE Corp. .......................                           1,200       62,700
   Lucent Technologies, Inc. .......                           1,000       79,875
                                                                       ----------
                                                                          493,925

TOBACCO -- 3.75%
   Philip Morris Cos., Inc. ........                           3,800      172,188
   RJR Nabisco Holdings Corp. ......                           4,700      176,250
   UST, Inc. .......................                           2,800      103,425
                                                                       ----------
                                                                          451,863
                                                                       ----------

     Total Common Stocks
       (cost $9,651,216) ...........                                   11,134,418
                                                                       ----------

PREFERRED STOCKS -- 2.31%
-------------------------

GAS & PIPELINE UTILITIES -- 0.41%
   MCN Energy Group, Inc. ..........                             800       50,000

HOTELS & RESTAURANTS -- 0.50%
   Wendy's Financing, Inc. .........                           1,100       60,500

INSURANCE -- 0.44%
   Jefferson Pilot Corp. ...........                             500       53,500

OIL -- 0.16%
   Lomak Financial Trust ...........                             400       18,800





                     See notes to the financial statements.

                        JNL/EAGLE CORE EQUITY SERIES

                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
PREFERRED STOCKS (CONTINUED)
----------------------------

PUBLISHING -- 0.35%
   Golden Books Financial Trust ..............                 800        $ 41,700


RETAIL -- 0.45%
   Kmart Financing I .........................               1,050          54,206
                                                                          --------

     Total Preferred Stocks
       (cost $266,796) .......................                             278,706
                                                                          --------


                                                            PRINCIPAL
                                                             AMOUNT
                                                             ------
CONVERTIBLE  BONDS -- 0.68%
---------------------------

HOTELS & RESTAURANTS -- 0.41%
   Capstar Hotel Co. .........................
        4.75%, 10/15/2000.....................            $ 50,000          49,812

RETAIL -- 0.27%
   Home Depot, Inc.
      3.25%, 10/15/2004.......................              25,000          32,844


     Total Convertible Bonds
         (cost $75,643).......................                              82,656
                                                                          --------


                                                             PRINCIPAL    MARKET
                                                              AMOUNT       VALUE
                                                              ------       -----
SHORT TERM INVESTMENTS -- 4.73%
-------------------------------

MONEY MARKET FUNDS -- 4.73%
   State Street Global Advisor
        Fund, 5.42%, (b) ....................          $   285,074     $   285,074
   State Street Global Advisor
        Government Fund, 5.30%, (b) .........              285,074         285,074
                                                                       -----------

          Total Short Term
   Investments
              (cost $570,148) ...............                              570,148
                                                                       -----------

TOTAL INVESTMENTS -- 100%
   (cost $10,563,803) .......................                          $12,065,928
                                                                       ===========






--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.



                    See notes to the financial statements.

                        JNL/EAGLE CORE EQUITY SERIES

                      SCHEDULE OF CALL OPTIONS WRITTEN
                              DECEMBER 31, 1997



   CONTRACTS
  (100 SHARES                                                           MARKET
 PER CONTRACT)                                                           VALUE
 -------------                                                           -----
      3         Atlantic Richfield Co.
                    Expiration January 1998, Exercise Price $80.00   $     (581)
                                                                     -----------

                          Total Call Options Written
                              (Premiums received $1,038)..........   $     (581)
                                                                     ===========


                   See notes to the financial statements.

                      JNL/EAGLE SMALLCAP EQUITY SERIES

                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1997


                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS -- 92.76%
-----------------------

APPAREL & TEXTILES -- 3.78%
   Barry R.G. Corp. (a) ............                          17,000   $  197,625
   Genesco, Inc. (a) ...............                          27,000      344,250
                                                                       ----------
                                                                          541,875

BUILDING & CONSTRUCTION -- 1.05%
   Lennar Corp. ....................                           7,000      150,938

BUSINESS SERVICES -- 13.42%
   CDI Corp. (a) ...................                          10,000      457,500
   Interim Services, Inc. (a) ......                          20,000      517,500
   MPW Industrial Services Group, Inc. (a)                    35,000      315,000
   RCM Technologies, Inc. (a) ......                          20,000      340,000
   Wackenhut Corp. Class B .........                          14,000      295,750
                                                                       ----------
                                                                        1,925,750

COMMERCIAL SERVICES -- 2.91%
   Steiner Leisure Ltd. (a) ........                          13,500      416,813

COMPUTERS & BUSINESS
   EQUIPMENT -- 5.49%
   Inspire Insurance Solutions,                               20,000      417,500
     Inc. (a).......................
   Sykes Enterprises, Inc. (a) .....                          19,000      370,500
                                                                       ----------
                                                                          788,000

DISTRIBUTION-WHOLESALE -- 2.46%
   VWR Scientific Products Corp. (a)                          12,500      353,125

DRUGS & HEALTH CARE -- 8.81%
   Alternative Living Services,                               10,000      295,625
     Inc. (a).......................
   Angeion Corp. (a) ...............                          16,000       44,000
   Horizon Health Corp. (a) ........                          15,000      348,750
   Pharmerica, Inc. (a) ............                          40,000      415,000
   Protein Design Labs, Inc. (a) ...                           4,000      160,000
                                                                       ----------
                                                                        1,263,375

EDUCATION -- 2.24%
   Strayer Education, Inc. .........                           9,750      321,750

ELECTRICAL EQUIPMENT -- 4.87%
   Coherent, Inc. (a) ..............                          11,000      386,375
   Pioneer Standard Electronics, ...                           9,000      137,250
     Inc............................
   SymmetriCom, Inc. (a) ...........                          15,000      174,375
                                                                       ----------
                                                                          698,000

ELECTRONICS -- 11.35%
   Computer Products, Inc. (a) .....                          20,000      452,500
   Gentex Corp. (a) ................                          11,000      295,625
   Oyo Geospace Corp. (a) ..........                          23,000      434,125
   Sawtek, Inc. (a) ................                          12,000      316,500
   Trident International, Inc. (a) .                          10,000      130,000
                                                                       ----------
                                                                        1,628,750





                                                                          MARKET
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (CONTINUED)
-------------------------

FINANCIAL SERVICES -- 6.42%
   Advest Group, Inc. ..............                           9,000   $  222,187
   Ampex Corp. Class A (a) .........                         190,000      475,000
   Legg Mason, Inc. ................                           4,000      223,750
                                                                       ----------
                                                                          920,937

GAS EXPLORATION -- 1.48%
   Chieftain International, Inc. (a)                          10,000      212,500

HOTELS & RESTAURANTS -- 4.25%
   Capstar Hotel Co. (a) ...........                           5,000      171,563
   Servico, Inc. (a) ...............                          26,000      438,750
                                                                       ----------
                                                                          610,313

HOUSEHOLD, APPLIANCES &
   FURNISHINGS -- 1.43%
   Furniture Brands International,                            10,000      205,000
     Inc. (a).......................

LEISURE TIME -- 1.64%
   International Speedway Corp.                               10,000      235,625
    Class B.........................

NON-FERROUS METALS -- 1.90%
   Imco Recycling, Inc. ............                          17,000      273,062

PETROLEUM SERVICES -- 5.55%
   Gulf Island Fabrication, Inc. (a)                          12,000      240,000
   Marine Drilling Companies, Inc.(a)                          4,100       85,075
   Precision Drilling Corp. (a) ....                          10,000      243,750
   Pride International, Inc. (a) ...                           9,000      227,250
                                                                       ----------
                                                                          796,075

POLLUTION CONTROL -- 1.41%
   Superior Services, Inc. (a) .....                           7,000      202,125

PUBLISHING -- 3.95%
   Houghton Mifflin Co. ............                           4,400      168,850
   World Color Press, Inc. (a) .....                          15,000      398,438
                                                                       ----------
                                                                          567,288

REAL ESTATE -- 3.29%
   LNR Property Corp. ..............                          20,000      472,500

RETAIL -- 1.35%
   Cash America International, Inc..                          15,000      194,062

STEEL -- 0.28%
   Envirosource, Inc. (a) ..........                          13,300       39,900

TELECOMMUNICATIONS -- 3.43%
   Allen Telecom, Inc. (a) .........                          20,000      368,750
   Wireless Telecom Group, Inc. ....                          20,000      123,750
                                                                       ----------
                                                                          492,500
                                                                       ----------

     Total Common Stocks
         (cost $11,874,817) ........                                   13,310,263
                                                                       ----------

                     See notes to the financial statements.

                        JNL/EAGLE SMALLCAP EQUITY SERIES


                                                             PRINCIPAL    MARKET
                                                              AMOUNT       VALUE
                                                              ------       -----
SHORT TERM INVESTMENTS -- 7.24%
-------------------------------

MONEY MARKET FUNDS -- 7.24%
   State Street Global Advisor
       Fund, 5.42% (b) ...............                    $   519,323  $   519,323
   State Street Global Advisor
       Government Fund, 5.30%(b)......                        519,323      519,323
                                                                       -----------

         Total Short Term Investments
           (cost $1,038,646) .........                                   1,038,646
                                                                       -----------

TOTAL INVESTMENTS -- 100%
   (cost $12,913,464) ................                                 $14,348,909
                                                                       ===========




--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.





                   See notes to the financial statements.

                            JNL/PUTNAM GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                                          MARKET
                                                               SHARES      VALUE
                                                               ------      -----
COMMON STOCKS -- 95.45%
-----------------------

APPAREL & TEXTILES -- 1.05%
   Liz Claiborne, Inc. .....................                   12,700  $   531,019
   Jones Apparel Group, Inc. (a) ...                            8,400      361,200
                                                                       -----------
                                                                           892,219

BANKS -- 6.64%
   BankAmerica Corp.........................                   27,100    1,978,300
   Comerica, Inc. ..........................                    9,100      821,275
   Fifth Third Bancorp .....................                    3,100      253,425
   First Chicago NBD Corp. .................                   14,600    1,219,100
   MBNA Corp. ..............................                   44,500    1,215,406
   Southtrust Corp. ........................                      200       12,688
   SunTrust Banks, Inc. ....................                    1,800      128,475
                                                                       -----------
                                                                         5,628,669

BUILDING & CONSTRUCTION -- 0.89%
   Masco Corp. .............................                   14,900      758,038

BUSINESS SERVICES -- 2.89%
   Cendant Corp. (a) .......................                   25,100      862,813
   Interpublic Group Companies, Inc.                           15,100      752,169
   Pitney Bowes, Inc. ......................                    5,000      449,688
   Quintiles Transnational Corp. (a)                           10,000      382,500
                                                                       -----------
                                                                         2,447,170

COMPUTERS & BUSINESS
  EQUIPMENT--3.06%
   Cisco Systems, Inc. (a) .................                    4,350      242,512
   Compaq Computer Corp. ...................                   16,100      908,644
   Dell Computer Corp. (a) .................                    7,600      638,400
   EMC Corp. (a) ...........................                   29,200      801,175
                                                                       -----------
                                                                         2,590,731

CONGLOMERATES -- 2.53%
   CBS Corp. ...............................                   36,800    1,083,300
   Textron, Inc. ...........................                   16,900    1,056,250
                                                                       -----------
                                                                         2,139,550

CONSUMER PRODUCTS -- 2.54%
   Estee Lauder Companies, Inc. ............                    7,300      375,494
   Proctor & Gamble Co. ....................                   22,300    1,779,819
                                                                       -----------
                                                                         2,155,313

DRUGS & HEALTH CARE --12.54%
   Bristol Myers Squibb Co. ................                   19,600    1,854,650
   Cardinal Health, Inc. ...................                    8,500      638,563
   Eli Lilly & Co. .........................                   12,700      884,238
   Healthsouth Corp. (a) ...................                   35,600      987,900
   Merck & Co., Inc. .......................                   13,200    1,402,500
   Pfizer, Inc. ............................                   24,500    1,826,781
   Schering Plough Corp. ...................                   20,700    1,285,988
   Warner Lambert Co. ......................                   14,100    1,748,400
                                                                       -----------
                                                                        10,629,020



                                                                          MARKET
                                                               SHARES      VALUE
                                                               ------      -----
COMMON STOCKS (CONTINUED)
-------------------------

ELECTRONICS -- 4.16%
   General Electric Co. ....................                  37,900   $2,780,912
   Texas Instruments, Inc. .................                  16,600      747,000
                                                                       ----------
                                                                        3,527,912

FINANCIAL SERVICES -- 6.76%
   American Express Co. ....................                  22,000    1,963,500
   Associates First Capital Corp............                   3,700      263,162
   Franklin Resources, Inc. ........                           8,400      730,275
   Morgan Stanley, Dean Witter,
      Discover & Co.........................                  14,400      851,400
   Travelers Group, Inc.....................                  35,650    1,920,644
                                                                       ----------
                                                                        5,728,981

FOOD & BEVERAGES -- 3.57%
   Campbell Soup Co.........................                  11,300      656,812
   Coca-Cola Co. ...........................                  30,500    1,084,656
   ConAgra, Inc. ...........................                  17,500      574,219
   Sara Lee Corp. ..........................                  12,600      709,537
                                                                       ----------
                                                                        3,025,224

HOTELS & RESTAURANTS -- 1.80%
   Marriott International, Inc. ............                  16,700    1,156,475
   Starwood Lodging Trust ..................                   6,300      364,613
                                                                       ----------
                                                                        1,521,088

HOUSEHOLD PRODUCTS -- 2.59%
   Clorox Co. ..............................                  13,800    1,091,062
   Colgate Palmolive Co. ...................                  15,000    1,102,500
                                                                       ----------
                                                                        2,193,562

INDUSTRIAL MACHINERY -- 3.05%
   Ingersoll Rand Co. ......................                  18,700      757,350
   Tyco International, Ltd. ................                  40,600    1,829,537
                                                                       ----------
                                                                        2,586,887

INSURANCE -- 2.62%
   American International Group, ...........                  11,600    1,261,500
   Inc......................................
   Conseco, Inc.............................                  21,100      958,731
                                                                       ----------
                                                                        2,220,231

LEISURE TIME -- 1.07%
   Carnival Corp. ..........................                  16,300      902,611

NEWSPAPERS -- 2.33%
   Gannett Co. , Inc. ......................                  31,900    1,971,819

OIL -- 2.36%
   Exxon Corp. .............................                  22,400    1,370,600
   Mobil Corp. .............................                   8,700      628,031
                                                                       ----------
                                                                        1,998,631


                    See notes to the financial statements

                            JNL/PUTNAM GROWTH SERIES
                       SCHEDULE OF INVESTMENTS(CONTINUED)



                                                                          MARKET
                                                               SHARES      VALUE
                                                               ------      -----
COMMON STOCKS (CONTINUED)
-------------------------

PETROLEUM SERVICES -- 3.60%
   Halliburton Co. .................                           28,800  $ 1,495,800
   Schlumberger Ltd. ...............                           19,300    1,553,650
                                                                       -----------
                                                                         3,049,450

RETAIL -- 11.92%
   CompUSA, Inc. (a) ...............                           15,300      474,300
   Consolidated Stores Corp. (a) ...                           17,900      786,481
   Costco Cos., Inc. (a) ...........                           26,500    1,182,563
   CVS Corp. .......................                           30,500    1,953,906
   Dayton Hudson Corp. .............                           15,000    1,012,500
   Home Depot, Inc. ................                           10,300      606,412
   Safeway, Inc. (a) ...............                            8,900      562,925
   TJX Cos., Inc. ..................                           27,200      935,000
   Walgreen Co. ....................                           28,500      894,188
   Wal-Mart Stores, Inc. ...........                           43,000    1,695,813
                                                                       -----------
                                                                        10,104,088

SAVINGS & LOAN -- 1.60%
   Washington Mutual, Inc. .........                           21,200    1,352,825

SOFTWARE -- 9.04%
   BMC Software, Inc. (a) ..........                           15,200      997,500
   Computer Associates
      International, Inc. ..........                           22,500    1,189,687
   Compuware Corp. (a) .............                           17,400      556,800
   HBO & Co. .......................                           24,900    1,195,200
   Microsoft Corp. (a) .............                           16,000    2,068,000
   Parametric Technology Corp. (a)..                           12,000      568,500
   Peoplesoft, Inc. (a) ............                           27,800    1,084,200
                                                                       -----------
                                                                         7,659,887

TELECOMMUNICATIONS -- 5.93%
   Ericsson LM Tel Co. .............                           11,200      417,900
   Lucent Technologies, Inc. .......                           10,800      862,650
   SBC Communications, Inc. ........                           10,500      769,125
   Sprint Corp. ....................                           27,000    1,582,875
   Tele Communications, Inc. (a) ...                           23,000      651,188
   Tellabs, Inc. (a) ...............                           14,100      745,538
                                                                       -----------
                                                                         5,029,276


                                                                          MARKET
                                                               SHARES      VALUE
                                                               ------      -----
COMMON STOCKS (CONTINUED)
-------------------------

WASTE MANAGEMENT -- 0.91%
   USA Waste Services, Inc. (a) ...............                19,600  $   769,300
                                                                       -----------
     Total Common Stocks
         (cost $70,309,266) ...................                         80,882,482
                                                                       -----------


                                                            PRINCIPAL
                                                             AMOUNT
                                                             ------
SHORT TERM INVESTMENTS -- 4.55%
-------------------------------

MONEY MARKET FUNDS -- 0.00%
   State Street Global Advisor
      Fund, 5.42%, (b) ........................           $       184          184

REPURCHASE AGREEMENTS -- 4.55%
   Repurchase Agreement with United
     Bank of Switzerland, 6.25%
     (Collateralized by $2,452,000
     U.S. Treasury Bond, 11.25%,
     due 02/15/2015, market value,
     $3,941,083) acquired on 12/31/1997,
     due 01/02/1998 ...........................             3,857,000    3,857,000
                                                                       -----------

     Total Short Term Investments
         (cost $3,857,184) ....................                          3,857,184
                                                                       -----------

TOTAL INVESTMENTS -- 100%
   (cost $74,166,450) .........................                        $84,739,666
                                                                       ===========


--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.



                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                                                                      MARKET
                                                                            SHARES                    VALUE
                                                                            ------                    ------
COMMON STOCKS -- 93.21%
-----------------------

AEROSPACE -- 3.11%
   Boeing Co. ....................................                          24,740             $     1,210,714
   Northrop Grumman Corp. ........................                           7,520                     864,800
   Raytheon Co. (a) ..............................                           8,342                     411,381
   TRW, Inc. .....................................                          17,060                     910,578
                                                                                                    ----------
                                                                                                     3,397,473

AGRICULTURAL MACHINERY -- 0.66%
   Deere & Co. ...................................                          12,380                     721,909

AIRLINES -- 0.88%
   Delta Air Lines, Inc. .........................                           8,070                     960,330

AUTOMOBILE & PARTS -- 3.43%
   Chrysler Corp. ................................                          14,855                     522,710
   Dana Corp. ....................................                          25,800                   1,225,500
   Eaton Corp. ...................................                           8,620                     769,335
   Tenneco, Inc. .................................                          31,175                   1,231,413
                                                                                                    ----------
                                                                                                     3,748,958

BANKS -- 10.02%
   Banc One Corp. ................................                          17,395                     944,766
   BankBoston Corp. ..............................                           6,100                     573,019
   Bankers Trust NY Corp. ........................                           9,445                   1,061,972
   Crestar Financial Corp. .......................                             600                      34,227
   First Chicago NBD Corp. .......................                          10,800                     901,800
   First Tennessee National Corp. ................                           5,100                     340,425
   JP Morgan & Co., Inc. .........................                           9,440                   1,065,540
   Mercantile Bancorporation, Inc. ...............                           9,050                     556,575
   National City Corp. ...........................                           7,985                     525,014
   PNC Bank Corp. ................................                          41,460                   2,365,811
   Summit Bancorp.................................                          10,300                     548,475
   SunTrust Banks, Inc. ..........................                           6,280                     448,235
   Union Planters Corp. ..........................                           9,755                     662,730
   Wells Fargo & Co. .............................                           2,700                     916,481
                                                                                                    ----------
                                                                                                    10,945,070

BUILDING & CONSTRUCTION -- 0.58%
   Masco Corp. ...................................                          12,490                     635,429

BUSINESS SERVICES -- 1.56%
   NCR Corp. (a)..................................                          22,330                     621,053
   Pitney Bowes, Inc. ............................                          12,055                   1,084,197
                                                                                                    ----------
                                                                                                     1,705,250

CHEMICALS -- 2.46%
   DuPont E I DeNemours & Co. ....................                          15,830                     950,789
   Eastman Chemical Co. ..........................                          15,400                     917,262
   Witco Corp. ...................................                          20,140                     821,964
                                                                                                    ----------
                                                                                                     2,690,015

COMPUTERS & BUSINESS
   EQUIPMENT -- 7.29%
   Hewlett Packard Co. ...........................                          28,555                   1,784,687
   Intel Corp. ...................................                          22,560                   1,584,840


                                                                                                       MARKET
                                                                            SHARES                     VALUE
COMMON STOCKS (CONTINUED)                                                   ------                     ------
------------------------

COMPUTERS & BUSINESS
  EQUIPMENT (CONTINUED)
   International Business Machines Corp...........                          17,235             $     1,802,135
   Seagate Technology, Inc. (a)...................                          23,565                     453,626
   Xerox Corp. ...................................                          31,585                   2,331,368
                                                                                                    ----------
                                                                                                     7,956,656

CONSTRUCTION MACHINERY -- 0.77%
   Caterpillar, Inc. .............................                          17,400                     844,987

CONTAINERS & GLASS -- 1.72%
   Owens Illinois, Inc. (a) ......................                          40,790                   1,547,471
   Temple Inland, Inc.  ..........................                           6,235                     326,168
                                                                                                    ----------
                                                                                                     1,873,639

DRUGS & HEALTH CARE -- 9.47%
   American Home Products Corp. ..................                          19,270                   1,474,155
   Baxter International, Inc. ....................                          28,680                   1,446,547
   Bristol Myers Squibb Co. ......................                          16,900                   1,599,162
   Glaxo Wellcome PLC ............................                          11,445                     547,929
   Johnson & Johnson Co. .........................                          19,150                   1,261,506
   Merck & Co., Inc. .............................                          17,575                   1,867,344
   Pharmacia & Upjohn, Inc. ......................                          58,410                   2,139,266
                                                                                                    ----------
                                                                                                    10,335,909

ELECTRICAL EQUIPMENT -- 0.84%
   Cooper Industries, Inc. .......................                          18,700                     916,300

ELECTRONICS -- 2.63%
   Emerson Electric Co. ..........................                          18,305                   1,033,088
   General Motors Corp. Class H ..................                          14,100                     520,819
   Texas Instruments, Inc. .......................                          29,260                   1,316,700
                                                                                                    ----------
                                                                                                     2,870,607

FINANCIAL SERVICES -- 0.98%
   Beneficial Corp. ..............................                           7,330                     609,306
   Regions Financial Corp. .......................                          11,000                     464,062
                                                                                                    ----------
                                                                                                     1,073,368

FOOD & BEVERAGES -- 6.55%
   General Mills, Inc. ...........................                          20,100                   1,439,663
   H. J. Heinz Co. ...............................                          20,990                   1,066,554
   PepsiCo, Inc. .................................                          27,965                   1,018,975
   Quaker Oats Co. ...............................                          22,090                   1,165,247
   Ralston Purina Co. (a) ........................                           7,265                     675,191
   Sara Lee Corp. ................................                          17,330                     975,896
   Whitman Corp. .................................                          30,950                     806,634
                                                                                                    ----------
                                                                                                     7,148,160

GAS EXPLORATION -- 0.80%
   Occidental Petroleum Corp. ....................                          29,850                     874,978



                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES

                                                                                                       MARKET
                                                                            SHARES                     VALUE
                                                                            ------                     -------
COMMON STOCKS (CONTINUED)
-------------------------

GAS & PIPELINE UTILITIES -- 1.10%
   Coastal Corp. ................................                           13,725                  $  850,092
   Enron Corp. ..................................                            8,500                     353,281
                                                                                                     ---------
                                                                                                     1,203,373

HOTELS & RESTAURANTS -- 0.77%
   ITT Corp. ....................................                           10,100                     837,038

HOUSEHOLD PRODUCTS -- 0.69%
   Clorox Co. ...................................                            7,990                     631,709
   Colgate Palmolive Co. ........................                            1,600                     117,600
                                                                                                     ---------
                                                                                                       749,309

INSURANCE -- 3.36%
   American General Corp. .......................                           21,600                   1,167,750
   Aon Corp. ....................................                           19,055                   1,117,099
   CIGNA Corp. ..................................                            5,530                     957,036
   USF&G Corp. ..................................                           19,200                     423,600
                                                                                                     ---------
                                                                                                     3,665,485

OIL -- 6.76%
   Amoco Corp. ..................................                           13,700                   1,166,213
   Atlantic Richfield Co. .......................                           13,620                   1,091,303
   British Petroleum Co. PLC ADR ................                           11,946                     951,947
   Exxon Corp. ..................................                           16,380                   1,002,251
   Kerr McGee Corp. .............................                            8,850                     560,316
   Mobil Corp. ..................................                           14,300                   1,032,281
   Tosco Corp. ..................................                           28,800                   1,089,000
   YPF Sociedad Anonima ADR......................                           14,200                     485,463
                                                                                                     ---------
                                                                                                     7,378,774

PAPER -- 3.69%
   Boise Cascade Corp. ..........................                           26,780                     810,095
   Kimberly Clark Corp. .........................                           32,690                   1,612,026
   Minnesota Mining & Manufacturing Co ..........                           11,505                     944,129
   Williamette Industries, Inc. .................                           20,690                     665,959
                                                                                                     ---------
                                                                                                     4,032,209

PETROLEUM SERVICES -- 1.40%
   Elf Aquitane..................................                           26,100                   1,530,113

PHOTOGRAPHY -- 2.19%
   Eastman Kodak Co. ............................                           20,960                   1,274,630
   Polaroid Corp. ...............................                           23,040                   1,121,760
                                                                                                     ---------
                                                                                                     2,396,390

POLLUTION CONTROL -- 0.91%
   Browning-Ferris Industries, Inc. .............                           26,970                     997,890

PUBLISHING -- 1.12%
   McGraw Hill Cos., Inc. .......................                           11,425                     845,450
   Times Mirror Co. Class A......................                            6,100                     375,150
                                                                                                     ---------
                                                                                                     1,220,600

                                                                                                   MARKET
                                                                            SHARES                 VALUE
                                                                            ------                 ------
COMMON STOCKS (CONTINUED)
------------------------

RAILROADS & EQUIPMENT -- 1.66%
   Canadian National Railway Co. ................                           11,500               $   543,375
   Union Pacific Corp. ..........................                           20,345                 1,270,291
                                                                                                 -----------
                                                                                                   1,813,666

RETAIL -- 2.94%
   Kmart Corp. (a) ..............................                           79,600                   920,375
   Lowes Cos., Inc. .............................                           21,825                 1,040,780
   J.C. Penney, Inc. ............................                              700                    42,219
   Toys R Us, Inc. (a) ..........................                           38,295                 1,203,899
                                                                                                 -----------
                                                                                                   3,207,273

SAVINGS & LOAN -- 0.99%
   H.F. Ahmanson  & Co. .........................                            8,800                   589,050
   Washington Mutual, Inc. ......................                            7,675                   489,761
                                                                                                 -----------
                                                                                                   1,078,811

SOFTWARE -- 1.42%
   Computer Associates International, Inc. ......                           29,350                 1,551,881


TELECOMMUNICATIONS -- 6.80%
   AT&T Corp. ...................................                           16,655                 1,020,119
   Bell Atlantic Corp. ..........................                           13,130                 1,194,830
   Bellsouth Corp. ..............................                           22,710                 1,278,857
   SBC Communications, Inc. .....................                           17,500                 1,281,875
   Sprint Corp. .................................                           26,575                 1,557,959
   US West, Inc. ................................                           24,250                 1,094,281
                                                                                                 -----------
                                                                                                   7,427,921

TIRES & RUBBER -- 1.29%
   Goodyear Tire & Rubber Co. ...................                           22,085                 1,405,158

TOBACCO -- 2.05%
   Philip Morris Cos., Inc. .....................                           31,400                 1,422,813
   RJR Nabisco Holdings Corp. ...................                           21,720                   814,500
                                                                                                 -----------
                                                                                                   2,237,313

TRANSPORTATION -- 0.32%
   Norfolk Southern Corp. .......................                              300                     9,244
   Ryder Systems, Inc. ..........................                           10,500                   343,875
                                                                                                 -----------
                                                                                                     353,119
                                                                                                 -----------

     Total Common Stocks
       (cost $96,068,070)........................                                                101,785,361
                                                                                                 -----------
                                                                       PRINCIPAL
                                                                        AMOUNT
                                                                       ---------
SHORT TERM INVESTMENTS -- 6.79%

MONEY MARKET FUND -- 0.00%
   State Street Global Advisor Fund,
     5.42%, (b).....................                                   $       637                       637




                     See notes to the financial statements.

                         JNL/PUTNAM VALUE EQUITY SERIES




                                                             PRINCIPAL                      MARKET
                                                               AMOUNT                       VALUE
                                                             ---------                      ------
SHORT TERM INVESTMENTS (CONTINUED)
---------------------------------

REPURCHASE AGREEMENT -- 4.97%
   Repurchase agreement with United
     Bank of Switzerland, 6.25%
     (Collateralized by $3,445,000
     U.S. Treasury Bond, 11.25%,
     due 02/15/2015, market value
     $5,537,072) acquired on 12/31/97,
     due 01/02/1998                                           $  5,420,000               $  5,420,000


U.S. GOVERNMENT SECURITIES -- 1.82%
   Federal Home Loan Mortgage Corp.
     Discount Note 5.75%, 01/26/1998                             2,000,000                  1,992,014
                                                                                         ------------
     Total Short Term Investments
       (cost $7,412,651)                                                                    7,412,651
                                                                                         ------------

TOTAL INVESTMENTS -- 100%
   (cost $103,480,721)..............                                                     $109,198,012
                                                                                         ============


-------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.

                     See notes to the financial statements.

                         PPM AMERICA/JNL BALANCED SERIES

                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1997


                                                    MARKET
                                        SHARES      VALUE
                                        ------      ------
COMMON STOCKS --50.61%
----------------------

AEROSPACE -- 2.73%
   Lockheed Martin Corp. ...........     6,200   $  610,700
   Raytheon Co. (a).................         1           27
   TRW, Inc. .......................    10,200      544,425
   United Technologies Corp. .......     6,300      458,719
                                                 ----------
                                                  1,613,871

APPAREL & TEXTILES -- 1.28%
   Liz Claiborne, Inc. .............     7,000      292,688
   VF Corp. ........................    10,100      463,969
                                                 ----------
                                                    756,657

AUTOMOBILES & PARTS -- 2.07%
   Ford Motor Company...............    12,900      628,069
   General Motors Corp. ............     9,800      594,125
                                                 ----------
                                                  1,222,194

BANKS -- 3.87%
   BankAmerica Corp. ...............     3,000      219,000
   Charter One Financial, Inc. .....     7,800      492,375
   Chase Manhattan Corp. ...........     6,100      667,950
   KeyCorp .........................     8,200      580,663
   Mellon Bank Corp. ...............     5,400      327,375
                                                 ----------
                                                  2,287,363

CHEMICALS -- 2.80%
   Dow Chemical Co. ................     4,500      456,750
   PPG Industries, Inc. ............    10,000      571,250
   Rohm & Haas Co. .................     6,500      622,375
                                                 ----------
                                                  1,650,375

COMPUTERS & BUSINESS
   EQUIPMENT -- 2.23%
   International Business Machines       6,600      690,112
     Corp. .........................
   Xerox Corp. .....................     8,500      627,406
                                                 ----------
                                                  1,317,518

CONGLOMERATES -- 0.80%
   ITT Industries, Inc. ............    15,000      470,625

DRUGS & HEALTH CARE -- 1.92%
   Columbia/HCA Healthcare Corp. ...    20,500      607,312
   Wellpoint Health Networks, Inc.      12,500      528,125
     (a)............................             ----------
                                                  1,135,437


ELECTRIC UTILITIES -- 3.06%
   First Energy Corp. ..............    22,700      658,300
   GPU, Inc. .......................    14,000      589,750
   Peco Energy Co. .................    23,100      560,175
                                                 ----------
                                                  1,808,225

ELECTRICAL EQUIPMENT -- 0.76%
   Cooper Industries, Inc. .........     9,200      450,800



                                                    MARKET
                                        SHARES      VALUE
                                        ------      ------
COMMON STOCKS (CONTINUED)
-------------------------

ELECTRONICS -- 1.04%
   Harris Corp. ....................    13,400   $  614,725

FINANCIAL SERVICES -- 1.64%
   American Financial Group, Inc. ..     8,900      358,781
   Beneficial Corp. ................     7,300      606,812
                                                 ----------
                                                    965,593

GAS EXPLORATION -- 1.13%
   Occidental Petroleum Corp. ......    22,800      668,325

HOUSEHOLD APPLIANCES &
   FURNISHINGS -- 0.81%
   Maytag Corp. ....................    12,800      477,600

INDUSTRIAL MACHINERY -- 0.75%
   Parker Hannifin Corp. ...........     9,600      440,400

INSURANCE -- 4.76%
   Aetna, Inc. .....................     8,700      613,894
   American General Corp. ..........    11,000      594,687
   CIGNA Corp. .....................     3,400      588,412
   Hartford Financial Services           6,600      617,513
     Group, Inc. .....................
   TransAmerica Corp. ..............     3,700      394,050
                                                 ----------
                                                  2,808,556

LIQUOR -- 0.86%
   Anheuser Busch Cos., Inc. .......    11,600      510,400

MINING -- 1.02%
   Phelps Dodge Corp. ..............     9,700      603,825

OIL & GAS -- 2.82%
   Ashland, Inc. ...................     9,800      526,137
   Chevron Corp. ...................     7,400      569,800
   Phillips Petroleum Co. ..........    11,700      568,913
                                                 ----------
                                                  1,664,850

PAPER -- 0.74%
   Mead Corp. ......................    15,600      436,800

PHOTOGRAPHY -- 0.70%
   Polaroid Corp. ..................     8,500      413,844

RETAIL -- 1.76%
   Federated Department Stores,         10,800      465,075
     Inc. (a).........................
   Kmart Corp. (a)..................    49,400      571,188
                                                 ----------
                                                  1,036,263

STEEL -- 0.74%
   Nucor Corp. .....................     9,100      439,644

TELECOMMUNICATIONS -- 5.61%
   AT&T Corp. ......................    11,000      673,750
   GTE Corp. .......................    11,500      600,875



                     See notes to the financial statements.

                         PPM AMERICA/JNL BALANCED SERIES

                                DECEMBER 31, 1997


                                                    MARKET
                                        SHARES      VALUE
                                        ------      ------
COMMON STOCKS (CONTINUED)
-------------------------

TELECOMMUNICATIONS (CONTINUED)
   SBC Communications, Inc. ........     8,600   $   629,950
   Sprint Corp. ....................    12,000       703,500
   U S West Communications Inc. (a).    15,600       703,950
                                                 -----------
                                                   3,312,025
TOBACCO -- 2.05%
   Philip Morris Cos. Inc. .........    13,000       589,063
   RJR Nabisco Holdings Corp. ......    16,500       618,750
                                                 -----------
                                                   1,207,813

TOYS -- 0.84%
   Hasbro, Inc. ....................    15,800       497,700

TRANSPORTATION -- 1.82%
   Burlington Northern Santa Fe
     Railroad.......................     5,400       501,862
   CSX Corp. .......................    10,600       572,400
                                                 -----------
                                                   1,074,262
                                                 -----------

     Total Common Stocks
       (cost $26,840,717)...........              29,885,690
                                                 -----------



                                      PRINCIPAL
                                       AMOUNT
                                       ------
CORPORATE BONDS -- 14.86%
-------------------------

AEROSPACE -- 0.52%
   K & F Industries, Inc., (144a)
     9.25%, 10/15/2007..............  $300,000       307,500


BANKS -- 0.57%
   First Nationwide Holdings, Inc.,
   (144a) 10.625%, 10/01/2003.......   300,000       335,250

BROADCASTING -- 0.60%
   Capstar Broadcasting Partners,
     Inc.
   (step-up bond),
     12.75%, 02/01/2009 (d).........   500,000       355,000

BUILDING & CONSTRUCTION -- 0.52%
   D. R. Horton, Inc.
     8.375%, 06/15/2004.............   300,000       305,400

CHEMICALS -- 1.53%
   LaRoche Industries, Inc., (144a)
     9.50%, 09/15/2007..............   300,000       298,500
   PCI Chemicals Canada, Inc.,
     (144a)9.25%, 10/15/2007........   300,000       299,250
   Pharmaceutical Fine Chemicals,
     (144a) 9.75%, 11/15/2007.......   300,000       304,500
                                                 -----------
                                                     902,250

CONSUMER PRODUCTS -- 0.47%
   Revlon Worldwide Corp. (144a),
   Zero Coupon, 03/15/2001..........   400,000       279,000



                                      PRINCIPAL     MARKET
                                       AMOUNT       VALUE
                                       ------       -----
CORPORATE BONDS (CONTINUED)
---------------------------

CONGLOMERATES --1.58%
   Burke Industries, Inc., (144a)
     10.00%, 08/15/2007.............   300,000   $   308,250
   Knology Holdings, Inc., (144a),
     (step-up bond),
     11.875%, 10/15/2007 (d)........   600,000       328,500
   National Equipment Services, Inc.
     10.00%, 11/30/2004.............   300,000       297,000
                                                 -----------
                                                     933,750

CONTAINERS & GLASS -- 1.05%
   Riverwood International Corp.,
   (144a)
     10.625%, 08/01/2007............   300,000       303,940
   U.S. Can Corp. Series B, (144a)
      8.125%, 10/15/2006............   300,000       317,250
                                                 -----------
                                                     621,190

DEFENSE -- 0.56%
   Alliant Techsystems, Inc., (144a)
     11.75%, 03/01/2003.............   300,000       328,500

ELECTRONICS -- 0.51%
   Wyman-Gordon Co.
     8.00%, 12/15/2007..............   300,000       303,000

GAMING -- 1.10%
   Horseshoe Gaming, Inc., Series B
     12.75%, 09/30/2000.............   300,000       333,000
   Rio Hotel & Casino, Inc., (144a)
     9.50%, 04/15/2007..............   300,000       318,000
                                                 -----------
                                                     651,000

MEDIA & CABLE -- 1.60%
   Century Communications Corp.
     9.50%, 08/15/2000..............   250,000       261,250
   Frontiervision Holdings, LP,
   (144a)
     (step-up bond)
   11.875%, 09/15/2007 (d).....        500,000       366,250
   Rogers Cantel, Inc.
     9.375%, 06/01/2008.............   300,000       316,500
                                                 -----------
                                                     944,000

PAPER -- 0.03%
   Buckeye Technologies, Inc.
     9.25%, 09/15/2008..............    15,000        15,787

PETROLEUM SERVICES -- 1.50%
   DI Industries, Inc.
     8.875%, 07/01/2007.............   300,000       307,966
   Pogo Producing Co., Series B,
   (144a)
     8.75%, 05/15/2007..............   250,000       256,250
   Pride Petroleum Services, Inc.
     9.375%, 05/01/2007.............   300,000       322,500
                                                 -----------
                                                     886,716


                     See notes to the financial statements.

                       PPM AMERICA/JNL BALANCED SERIES
                     SCHEDULE OF INVESTMENTS (CONTINUED)




                                               PRINCIPAL     MARKET
                                                AMOUNT       VALUE
                                                ------       -----
CORPORATE BONDS (CONTINUED)
---------------------------

POLLUTION CONTROL -- 0.59%
   Allied Waste Industries, Inc.
     (step-up bond),
     11.30%, 06/01/2007 (d)........            $  500,000   $   351,250

RETAIL -- 0.52%
   Specialty Retailers, Inc.,
   Series B, (144a)
     8.50%, 07/15/2005.............               300,000       304,500

STEEL -- 0.50%
   Armco, Inc., (144a)
     9.00%, 09/15/2007.............               300,000       294,000

TELECOMMUNICATIONS -- 0.58%
   Metronet Communications Corp.,
     12.00%, 08/15/2007............               300,000       345,000

TRANSPORTATION -- 0.53%
   Continental Airlines, Inc.,
   (144a)
     9.50%, 12/15/2001.............               300,000       315,000
                                                            -----------

     Total Corporate Bonds
       (cost $8,572,904)...........                           8,778,093
                                                            -----------

U.S. GOVERNMENT SECURITIES -- 32.93%
------------------------------------

U.S. GOVERNMENTAL AGENCIES -- 11.85%
   Federal Home Loan Mortgage Corp.
     6.50%, 05/01/2001.............               704,707       708,892
     6.75%, 06/15/2004.............               596,854       606,179
     8.00%, 09/01/2011.............             1,085,954     1,120,566
     6.50%, 04/01/2012.............               727,046       728,180
     7.50%, 03/01/2027.............               738,874       756,652
     6.50%, 12/01/2027.............               500,000       494,215
   Federal National Mortgage
   Association
     7.50%, 04/01/2012.............               730,730       749,678
   Government National
      Mortgage Association
     6.50%, 12/15/2023.............               251,120       249,159
     6.50%, 04/15/2026.............             1,086,048     1,074,839
     7.50%, 07/15/2027.............               498,182       510,325
                                                            -----------
                                                              6,998,685

U.S. TREASURY BONDS -- 4.89%
     6.04%, 05/15/2016, principal                 600,000       200,774
     only (c)......................
     6.07%, 11/15/2016, principal               2,250,000       728,122
     only (c)......................
     6.08%, 11/15/2017, principal                 800,000       242,688
     only (c)......................
     6.25%, 08/15/2023.............             1,200,000     1,236,000


                                               PRINCIPAL     MARKET
                                                AMOUNT       VALUE
                                                ------       -----
U.S. GOVERNMENT SECURITIES
(CONTINUED)
---------------------------

U.S. TREASURY BONDS (CONTINUED)
     6.04%, 11/15/2024, principal
     only (c).......................           $1,300,000     $ 261,417
     6.625%, 02/15/2027.............              200,000       217,124
                                                            -----------
                                                              2,886,125

U.S. TREASURY NOTES -- 16.19%
     5.00%, 01/31/1998..............              600,000       599,622
     5.875%, 08/15/1998.............              400,000       400,564
     6.375%, 01/15/1999.............            2,750,000     2,771,065
     6.875%, 07/31/1999.............            1,700,000     1,730,277
     6.25%, 08/31/2000..............            1,400,000     1,418,816
     6.25%, 10/31/2001..............              600,000       610,218
     6.25%, 02/15/2003..............            1,300,000     1,329,458
     5.875%, 11/15/2005.............              700,000       703,717
                                                            -----------
                                                             9,563,737
                                                           -----------

       Total U.S. Government
       Securities
         (cost $19,105,860).........                        19,448,547
                                                           -----------

MORTGAGE BACKED SECURITIES -- 0.80%
-----------------------------------
   Prudential Home Loan Mortgage
   Securities Co., Series 1993-44, Class A5
     6.00%, 11/25/2023..............              700,000      470,654
                                                           -----------

       Total Mortgage Backed
       Securities
         (cost $458,089)............                           470,654
                                                           -----------

SHORT TERM INVESTMENTS -- 0.80%
-------------------------------

COMMERCIAL PAPER -- 0.76%
   American Express Credit Corp.
     6.65%, 01/02/1998..............              450,000      449,917

MONEY MARKET FUND -- 0.04%
   State Street Global Advisor Fund,
     5.42% (b)......................               20,443       20,443
                                                           -----------


       Total Short Term Investments
         (cost $470,360)............                           470,360
                                                           -----------

TOTAL INVESTMENTS -- 100%
-------------------------
   (cost $55,447,930)...............                       $59,053,344
                                                           ===========

--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividen yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.
(c) The interest rate disclosed for principal only strip represents effective yield at December 31, 1997, based upon estimated future cash flows.
(d) Denotes deferred interest security that receives no current coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

                     See notes to the financial statements.

                    PPM AMERICA/JNL HIGH YIELD BOND SERIES

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                                                       PRINCIPAL   MARKET
                                                                                        AMOUNT     VALUE
                                                                                       ---------   -----
CORPORATE BONDS - 96.69%
------------------------

AEROSPACE - 1.84%
   K & F Industries, Inc., (144a) 9.25%, 10/15/2007..................................  1,100,000   1,127,500


AGRICULTURAL MACHINERY - 1.25%
   AGCO Corp. (144a), 8.50%,  03/15/2006.............................................    750,000     766,875

APPAREL & TEXTILES - 2.31%
   Pillowtex Corp., 10.00%, 11/15/2006...............................................  1,330,000   1,416,450

BANKS - 2.37%
   First Nationwide Holdings, Inc.
   (144a) 10.625%, 10/01/2003........................................................  1,300,000   1,452,750

BROADCASTING - 2.83%
   Capstar Broadcasting Partners,
   Inc., (step-up bond), 12.75%, 02/01/2009 (a)......................................  1,000,000     710,000
   Jacor Communications Co.,
        8.75%, 06/15/2007............................................................  1,000,000   1,025,000
                                                                                                   ---------
                                                                                                   1,735,000
BUILDING & CONSTRUCTION - 2.99%
   D.R. Horton, Inc., 8.375%, 06/15/2004.............................................  1,000,000   1,017,999

   Nortek, Inc., 9.125%, 09/01/2007..................................................    500,000     503,750
   Toll Corp., 8.75%, 11/15/2006.....................................................    300,000     313,500
                                                                                                   ---------
                                                                                                   1,835,249
CHEMICALS - 8.52%
   Freedom Chemical Co.,
        10.625%, 10/15/2006..........................................................    500,000     550,000
   Key Plastics, Inc. (144a),
   10.25%, 03/15/2007................................................................  1,000,000   1,060,000
   Laroche Industries, Inc.,
   (144a), 9.50%, 09/15/2007.........................................................  1,000,000     995,000
   PCI Chemicals Canada, Inc. ,
   (144a) 9.25%, 10/15/2007..........................................................  1,300,000   1,296,750
   Pharmaceutical Fine Chemicals,
   (144a) 9.75%, 11/15/2007..........................................................  1,300,000   1,319,500
                                                                                                   ---------
                                                                                                   5,221,250

COMMUNICATIONS - 12.11%
   Communications Instruments, Inc.,
        10.00%, 09/15/2004...........................................................  1,000,000   1,020,000
   Gray Communications,
        10.625%, 10/01/2006..........................................................  1,100,000   1,188,000
   Highwaymaster Communications,
        13.75%, 09/15/2005...........................................................  1,000,000   1,022,500
   Intermedia Communications, Inc.,
        8.875%, 11/01/2007...........................................................  1,000,000   1,027,500
        8.50%, 01/15/2008............................................................    400,000     400,000
   Metronet Communications Corp.,
        12.00%, 08/15/2007...........................................................  1,300,000   1,495,000
   Rogers Cantel Mobile, Inc.,
        9.375%, 06/01/2008...........................................................  1,000,000   1,055,000
        9.75%, 06/01/2016............................................................    200,000     214,000
                                                                                                   ---------
                                                                                                   7,422,000


                                                                                       PRINCIPAL   MARKET
                                                                                        AMOUNT     VALUE
                                                                                       ---------   ------
CORPORATE BONDS (CONTINUED)
---------------------------

CONGLOMERATES - 3.64%
   Burke Industries, Inc., (144a),
   10.00%, 08/15/2007................................................................  $1,000,000  1,027,500
   Knology Holdings, Inc., (144a)
        (step-up bond) 11.875%, 10/15/2007 (a).. ....................................   2,200,000  1,204,500
                                                                                                   ---------
                                                                                                   2,232,000

CONSUMER PRODUCTS - 2.39%
   Revlon Worldwide Corp. (144a),
   Zero Coupon, 03/15/2001...........................................................   1,800,000  1,255,500
   Simmons Co., 10.75%,  04/15/2006..................................................     200,000    210,500
                                                                                                   ---------
                                                                                                   1,466,000

DEFENSE - 1.79%
   Alliant Techsystems, Inc., (144a)
      11.75%, 03/01/2003.............................................................   1,000,000  1,095,000

DRUGS & HEALTH CARE - 1.74%
   Leiner Health Products (144a)
        9.625%, 07/01/2007...........................................................   1,000,000  1,065,000

ELECTRONICS - 2.80%
   Tracor, Inc. (144a), 8.50%, 03/01/2007............................................     700,000    707,000
   Wyman-Gordon Co.,
        8.00%, 12/15/2007............................................................   1,000,000  1,010,000
                                                                                                   ---------
                                                                                                   1,717,000

FOOD & BEVERAGES - 1.44%
   International Home Foods, Inc.,
        10.375%, 11/01/2006..........................................................     700,000    770,000
   Keebler Corp., 10.75%, 07/01/2006                                                      100,000    112,750
                                                                                                   ---------
                                                                                                     882,750

GAMING - 3.55%
   Harvey's Casino Resorts,
        10.625%, 06/01/2006..........................................................     200,000    217,000
   Horseshoe Gaming, Inc., Series
   B, 12.75%, 09/30/2000.............................................................     800,000    888,000

   Rio Hotel & Casino, Inc. (144a)
        10.625%, 07/15/2005..........................................................     600,000    649,500
        9.50%, 04/15/2007............................................................     400,000    424,000
                                                                                                   ---------
                                                                                                   2,178,500

HOTELS & RESTAURANTS - 2.15%
   Sun International Hotels, Ltd.,
        8.625%, 12/15/2007...........................................................   1,300,000  1,319,500

INDUSTRIAL MACHINERY - 2.27%
   Day International Group, Inc.,
      Series B, 11.125%, 06/01/2005..................................................     100,000    108,000
   National Equipment Services,
   Inc., 10.00%, 11/30/2004..........................................................   1,300,000  1,287,000
                                                                                                   ---------
                                                                                                   1,395,000
LEISURE TIME - 1.73%
   Hollywood Theaters, Inc.,
        10.625%, 08/01/2007..........................................................   1,000,000  1,062,500



                     See notes to the financial statements.

                     PPM AMERICA/JNL HIGH YIELD BOND SERIES



                                    PRINCIPAL     MARKET
                                      AMOUNT       VALUE
                                      ------       -----
CORPORATE BONDS (CONTINUED)
---------------------------

MEDIA & CABLE - 6.97%
   Century Communications Corp.
        9.75%, 02/15/2002...........  $400,000    $420,000
        9.50%, 03/01/2005...........   100,000     106,000
        8.875%, 01/15/2007..........   500,000     515,000
   Frontiervision,11.00%,10/15/2006.   400,000     444,000
   Frontiervision Holdings, LP,
   (144a) (step-up bond),
        11.875%, 09/15/2007 (a)..... 1,000,000     732,500
   Jones Intercable, Inc., 9.625%,
        03/15/2002..................   425,000     455,812
   Marcus Cable Co.,
   11.875%,10/01/2005...............   735,000     799,313
   Rogers Cablesystems Limited
        9.625%, 08/01/2002..........   650,000     690,625
        10.00%, 03/15/2005..........   100,000     110,000
                                                 ---------
                                                 4,273,250

PACKAGING - 5.63%
   Huntsman Packaging Corp.,
        8.625%, 10/01/2007.......... 1,000,000   1,020,000
   Riverwood International Corp.,
        10.625%, 8/01/2007.......... 1,000,000   1,013,132
   Stone Container Corp., 12.25%,
        04/01/2002.................. 1,400,000   1,417,500
                                                 ---------
                                                 3,450,632

PETROLEUM SERVICES - 12.57%
   COHO Energy, Inc., 8.875%,
        10/15/2007.................. 1,000,000   1,000,000
   Cross Timbers Oil Co.,
        8.75%, 11/01/2009........... 1,000,000   1,020,000
   DI Industries, Inc., 8.875%,
   07/01/2007....................... 1,000,000   1,026,552
   Newpark Resources, Inc.,
        8.625%, 12/15/2007.......... 1,000,000   1,015,000
   Ocean Energy, Inc. (144a),
   8.875%,
        07/15/2007.................. 1,000,000   1,062,500
   Parker Drilling Co., Series B,
   9.75%,
        11/15/2006..................   700,000     750,750
   Pride Petroleum Services, Inc.,
        9.375%, 05/01/2007.......... 1,000,000   1,075,000
   Veritas DGC, Inc., 9.75%,
   10/15/2003.......................   700,000     756,000
                                                 ---------
                                                 7,705,802

POLLUTION CONTROL - 2.09%
   Allied Waste Industries, Inc.
        (step-up bond),
           11.30%, 06/01/2007 (a)... 1,000,000     702,500
   Norcal Waste System, Inc.,
   Series B,
        (step-up bond), 13.50%,
   11/15/2005.......................   500,000     580,000
                                                 ---------
                                                 1,282,500
PRINTING & PUBLISHING - 0.86%
   Hollinger International
   Publishing, Inc.,
        9.25%, 03/15/2007...........   500,000     525,000


                                    Principal     Market
                                      Amount       Value
                                      ------       -----
CORPORATE BONDS (CONTINUED)
---------------------------

Retail - 4.49%
   Finlay Enterprises, Inc.,
   (step-up bond),
        12.00%, 05/01/2005 (a)......$  400,000   $ 394,000
   Specialty Retailers, Inc.,
   Series B (144a),
        8.50%, 07/15/2005........... 1,300,000   1,319,500
   Stater Brothers Holdings, Inc.,
        9.00%, 07/01/2004........... 1,000,000   1,040,000
                                                 ---------
                                                 2,753,500

STEEL - 4.28%
   Armco, Inc., (144a) 9.00%,
   09/15/2007....................... 1,300,000   1,274,000
   Carpenter W.R. North America Inc.,
   (144a), 10.625%, 06/15/2007...... 1,000,000   1,035,000
   NS Group, Inc., 13.50%,
   07/15/2003.......................   270,000     313,200
                                                 ---------
                                                 2,622,200


TOBACCO - 1.22%
   Dimon, Inc., 8.875%, 06/01/2006..   700,000     745,255

TRANSPORTATION - 0.86%
   Continental Airlines, Inc.,
   (144a)
        9.50%, 12/15/2001...........   500,000     525,000
                                                 ---------

        Total Corporate Bonds
             (cost $57,738,230).....             59,273,463
                                                 ----------

                                        SHARES
                                        ------
COMMON STOCKS - 0.65%
---------------------

CHEMICALS - 0.11%
   General Chemical Group, Inc. ....     2,500      66,875

COMMUNICATIONS - 0.02%
   Highwaymaster Communications,
      Inc., (c).....................     1,000      12,000

COMPUTER SERVICES - 0.11%
   Bell & Howell Co. (c)............     2,700      65,306

CONTAINERS - 0.10%
   U.S. Can Corp. (c)...............     3,800      64,125

PAPER - 0.16%
   Buckeye Technologies, Inc. (c)...     2,100      97,125

STEEL - 0.15%
   NS Group, Inc. (c)...............     5,264      90,146
                                                 ---------

        Total Common Stocks
             (cost $276,910)........               395,577
                                                 ---------


                     See notes to the financial statements.

                    PPM AMERICA/JNL HIGH YIELD BOND SERIES

                                                  MARKET
                                      SHARES       VALUE
                                      ------       -----
PREFERRED STOCKS - 1.11%
------------------------

BROADCASTING - 1.11%
   American Radio Systems Corp.
   (144a)
     (cost $572,315)................     5,689   $ 682,680
                                                 ---------



WARRANTS & RIGHTS - 0.01%
-------------------------

INDUSTRIAL MACHINERY - 0.01%
   Terex Corp. Rights
     (cost $831)....................       400       5,800
                                                 ---------

                                    PRINCIPAL     MARKET
                                      AMOUNT       VALUE
                                      ------       -----
SHORT TERM INVESTMENTS - 1.54%
------------------------------

COMMERCIAL PAPER - 1.51%
   American Express Credit Corp.,
   6.65%, 01/02/1998................ $ 300,000   $ 299,945

   Ford Motor Credit Co., 6.14%,
      01/02/1998....................   625,000     624,893
                                                 ---------
                                                   924,838

MONEY MARKET FUNDS - 0.03%
   State Street Global Advisor
      Fund, 5.42%, (b)..............    20,806      20,806
                                                 ---------

        Total Short Term Investments
             (cost $945,644)........               945,644
                                                 ---------

TOTAL INVESTMENTS - 100%
------------------------
   (cost $59,533,930)...............             $61,303,164
                                                 ===========



--------------------------------------------------------------------------------
(a) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.

(c) Non-income producing security.



                   See notes to the financial statements.

                       PPM AMERICA/JNL MONEY MARKET SERIES

                               DECEMBER 31, 1997


                                          PRINCIPAL    MARKET
                                           AMOUNT       VALUE
                                           ------       -----
COMMERCIAL PAPER - 100%
-----------------------

CAPTIVE FINANCE - 19.29%
   American Express Credit Corp.
     6.65%, 01/02/1998..............     $1,275,000  $1,274,764
     5.50%, 01/06/1998..............         75,000      74,943
                                            320,000     318,960
     5.85%, 01/21/1998..............
   Chrysler Financial Corp.
     5.60%, 02/27/1998..............        725,000     718,572
     5.70%, 03/06/1998..............        265,000     262,315
   Ford Motor Credit Co.
     5.63%, 01/06/1998..............        300,000     299,765
     5.80%, 01/14/1998..............        340,000     339,288
     5.74%, 02/06/1998..............        350,000     347,991
     5.71%, 03/26/1998..............        465,000     458,805
   General Motors Acceptance Corp.
     5.83%, 01/22/1998..............        125,000     124,575
     5.54%, 02/02/1998..............        150,000     149,261
     5.56%, 02/02/1998..............        300,000     298,517
     5.74%, 02/09/1998..............        125,000     124,223
     5.62%, 02/17/1998..............        185,000     183,643
     5.63%, 03/02/1998..............        200,000     198,123
     5.60%, 03/20/1998..............        500,000     493,933
   John Deere Capital Corp.
     5.56%, 01/12/1998..............        250,000     249,575
     5.56%, 01/14/1998..............        407,000     406,183
   Sears Roebuck Acceptance Corp.
     5.56%, 01/20/1998..............        200,000     199,413
     5.73%, 02/10/1998..............        200,000     198,727
     5.72%, 02/18/1998..............        250,000     248,093
     5.53%, 02/23/1998..............        400,000     396,743
     5.62%, 03/02/1998..............        500,000     495,317
     5.54%, 03/04/1998..............        205,000     203,044
                                                      ---------
                                                      8,064,773

CASINOS - 1.61%
   Circus Circus Enterprises, Inc.
     5.89%, 01/07/1998..............        675,000     674,337

CHEMICALS - 3.76%
   DuPont E I DeNemours & Co.
     5.49%, 02/03/1998..............        455,000     452,710
     5.80%, 02/03/1998..............        610,000     606,757
     5.67%, 03/05/1998..............        221,000     218,807
     5.70%, 04/09/1998..............        300,000     295,345
                                                      ---------
                                                      1,573,619

COMPUTERS - 3.81%
   International Business Machines
      Credit Corp.
     5.79%, 01/12/1998..............        500,000     499,115
     5.71%, 01/15/1998..............        505,000     503,879
     5.71%, 02/04/1998..............        292,000     290,425
     5.73%, 02/13/1998..............        300,000     297,947
                                                      ---------
                                                      1,591,366



                                           PRINCIPAL    MARKET
                                            AMOUNT       VALUE
                                            ------       -----
COMMERCIAL PAPER (CONTINUED)
----------------------------

CONSUMER FINANCE - 18.23%
   American General Financial Corp.
     5.54%, 01/12/1998..............     $  285,000  $  284,518
     5.54%, 01/14/1998..............        280,000     279,440
     5.70%, 04/09/1998..............        400,000     393,793
   Beneficial Corp.
     5.70%, 01/21/1998..............        175,000     174,446
     5.58%, 02/17/1998..............        135,000     134,017
     5.58%, 02/23/1998..............      1,000,000     991,785
     5.60%, 03/09/1998..............        200,000     197,916
   Heller Financial, Inc.
     5.65%, 01/05/1998..............        200,000     199,874
     5.56%, 01/08/1998..............        510,000     509,449
     5.90%, 01/09/1998..............        390,000     389,489
     5.58%, 01/20/1998..............        125,000     124,632
     5.73%, 03/09/1998..............        170,000     168,187
     5.58%, 03/19/1998..............        400,000     395,226
   Household Financial Corp.
     5.55%, 01/16/1998..............      1,210,000   1,207,202
     5.55%, 01/21/1998..............        100,000      99,692
     5.59%, 02/03/1998..............        355,000     353,181
   Norwest Financial, Inc.
     5.53%, 01/15/1998..............        225,000     224,516
     5.53%, 02/06/1998..............        410,000     407,733
     5.68%, 02/10/1998..............        470,000     467,034
     5.59%, 02/23/1998..............        225,000     223,148
     5.67%, 03/17/1998..............        400,000     395,275
                                                      ---------
                                                      7,620,553

CONSUMER PRODUCTS - 3.86%
   Conagra, Inc.
     6.15%, 01/05/1998..............        400,000     399,727
     6.20%, 01/05/1998..............        102,000     101,930
     6.27%, 01/07/1998..............        135,000     134,858
     7.25%, 01/07/1998..............        100,000      99,879
   Procter & Gamble Co.
     6.50%, 01/06/1998..............        880,000     879,206
                                                      ---------
                                                      1,615,600

DRUGS & HEALTH CARE - 6.35%
     A H Robins Co., Inc.
     5.70%, 03/13/1998..............        850,000     840,445
   Allergan, 6.05%, 02/17/1998......        900,000     892,891
   Schering Corp.
     5.52%, 01/13/1998..............        805,000     803,519
     5.67%, 02/04/1998..............        117,000     116,373
                                                      ---------
                                                      2,653,228

FINANCIAL SERVICES - 5.76%
  AC Acquisition Holding Co.
     5.70%, 02/18/1998..............        750,000     744,300




                     See notes to the financial statements.

                     PPM AMERICA/JNL MONEY MARKET SERIES

                                     PRINCIPAL   MARKET
                                      AMOUNT       VALUE
                                      ------       -----
COMMERCIAL PAPER (CONTINUED)

FINANCIAL SERVICES (CONTINUED)
   Merrill Lynch & Co.
     5.62%, 01/02/1998.............. $ 200,000   $ 199,969
     5.74%, 01/05/1998..............   299,000     298,809
     5.61%, 01/21/1998..............   280,000     279,127
     5.65%, 01/30/1998..............   100,000      99,545
     5.58%, 03/17/1998..............   350,000     345,931
     5.71%, 04/30/1998..............   250,000     245,281
     5.71%, 06/17/1998..............   200,000     194,702
                                                 ---------
                                                 2,407,664


FOOD & BEVERAGES - 1.16% H J Heinz Co.
     5.55%, 06/22/1998..............   500,000     486,742

GAS & PIPELINE UTILITIES - 0.99%
   Consolidated Natural Gas Co.
     6.20%, 01/07/1998..............   415,000     414,571

INDEPENDENT FINANCE - 11.53%
   Associates Corp. of North America
     5.75%, 01/22/1998..............   618,000     615,927
     5.60%, 01/30/1998..............   500,000     497,744
     5.68%, 04/06/1998..............   420,000     413,705
   CIT Group Holdings, Inc.
     5.59%, 02/20/1998..............   500,000     496,118
     5.58%, 03/03/1998..............   700,000     693,381
     5.58%, 03/27/1998..............   500,000     493,412
   General Electric Capital Corp.
     5.59%, 02/17/1998..............   578,000     573,782
     5.54%, 03/04/1998..............   300,000     297,138
     5.61%, 03/23/1998..............   158,000     156,006
     5.65%, 05/19/1998..............   300,000     293,502
     5.59%, 08/04/1998..............   300,000     289,985
                                                 ---------
                                                 4,820,700

INSURANCE - 3.67% USAA Capital Corp.
     5.52%, 01/05/1998..............   150,000     149,908
     5.50%, 01/06/1998..............   363,000     362,723
     5.52%, 01/06/1998..............   220,000     219,831
     5.68%, 01/26/1998..............   300,000     298,817
     5.73%, 02/13/1998..............   505,000     501,544
                                                 ---------
                                                 1,532,823

LEISURE TIME - 2.69%
   Walt Disney Co.
     6.00%, 01/05/1998..............   300,000     299,800
     6.50%, 01/05/1998..............   200,000     199,856
     5.64%, 03/19/1998..............   282,000     278,598
     5.56%, 06/24/1998..............   355,000     345,460
                                                 ---------
                                                 1,123,714

                                      PRINCIPAL       MARKET
                                       AMOUNT          VALUE
                                       ------          -----
COMMERCIAL PAPER (CONTINUED)
----------------------------

MORTGAGE BANKING - 3.87%
   Countrywide Home Loans, Inc.
     5.85%, 01/26/1998..............  $ 400,000      $ 398,375
     5.87%, 01/26/1998..............    600,000        597,554
     5.62%, 01/30/1998..............    250,000        248,868
     5.82%, 01/30/1998..............    375,000        373,242
                                                   -----------
                                                     1,618,039

 PACKAGING - 1.43%
    Crown Cork & Seal, Inc.
      6.02%, 02/18/1998..............   377,000        373,974
      5.97%, 03/12/1998..............   225,000        222,388
                                                   -----------
                                                       596,362

 PUBLISHING - 3.86%
  McGraw Hill, Inc.
      5.75%, 01/20/1998..............   750,000        747,724
      5.70%, 02/09/1998..............   300,000        298,148
      5.58%, 02/10/1998..............   175,000        173,915
      5.67%, 03/19/1998..............   400,000        395,149
                                                   -----------
                                                     1,614,936

 TELECOMMUNICATIONS - 6.45%
    Ameritech Corp.
      5.80%, 01/29/1998..............   495,000        492,767
    Bellsouth Telecommunications,
    Inc.
      6.05%, 01/09/1998..............   550,000        549,261
    GTE Corp.
      6.07%, 01/23/1998..............   700,000        697,403
      6.30%, 01/23/1998..............   100,000         99,615
      6.52%, 01/28/1998..............   250,000        248,777
      6.05%, 02/20/1998..............   112,000        111,059
      6.07%, 02/20/1998..............   400,000        396,628
      6.12%, 02/20/1998..............   100,000         99,150
                                                   -----------
                                                     2,694,660

 UTILITIES - 1.68%
    Florida Power Co.
      5.75%, 02/19/1998..............   710,000        704,443
                                                   -----------

            Total Commercial Paper
               (cost $41,808,130)....               41,808,130
                                                   -----------

 MONEY MARKET FUND - 0.00%
    State Street Global Advisor Fund
      5.16% (a)  (cost $1,944).......     1,944          1,944
                                                   -----------

 TOTAL INVESTMENTS - 100%
    (cost $41,810,074)...............              $41,810,074
                                                   ===========

--------------------------------------------------------------------------------
(a) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of December 31, 1997.


                     See notes to the financial statements.

                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997

                                                                               PRINCIPAL                   MARKET
                                                                                AMOUNT                     VALUE
                                                                               ---------                   ------

CORPORATE BONDS -- 36.75%
-------------------------

GERMANY -- 1.86%
----------------
BANKS -- 1.48%
   Bundesrepublik Deutschland,
        6.50%, 07/04/2027...................................                  $ 990,000                   $596,108


BUSINESS SERVICES -- 0.38%
   Treuhandanstalt, 7.375%, 12/02/2002 .....................                    250,000                    154,173
                                                                                                          --------

      Total Germany.........................................                                               750,281


UNITED STATES -- 34.89%
-----------------------
AEROSPACE INDUSTRIES -- 0.40%
   Talley Industries, 10.75%, 10/15/2003....................                    150,000                    159,750

BANKS -- 2.34%
   Banc One Corp., 7.60%, 05/01/2007........................                    600,000                    644,922
   Malayan Banking Berhad, NY,
        7.125%, 09/15/2005..................................                    210,000                    190,645
   Midland Bank PLC, 7.65%, 05/01/2025......................                    100,000                    108,706

                                                                                                          --------
                                                                                                           944,273

BROADCASTING -- 1.13%
   Cablevision Systems Corp.,
        10.50%, 05/15/2016 (d)..............................                    250,000                    291,250
   SFX Broadcasting, Inc.,
        10.75%, 05/15/2006..................................                    150,000                    164,625
                                                                                                          --------
                                                                                                           455,875

BUILDING & CONSTRUCTION -- 1.35%
   Nortek, Inc., 9.125%, 09/01/2007.........................                    250,000                    251,875
   Southdown, Inc. Series B,
        10.00%, 03/01/2006..................................                    125,000                    137,188
   Synthetic Industries, Inc. (144a),
     09.25%, 02/15/2007.....................................                    150,000                    157,500
                                                                                                          --------
                                                                                                           546,563

BUSINESS SERVICES -- 1.29%
   Iron Mountain, Inc.,
        10.125%, 10/01/2006.................................                    150,000                    165,000
   Ryder Trucks, Inc.,
        10.00%, 12/01/2006 (d)..............................                    200,000                    200,000
   Williams Scotsman, Inc. (144a),
        9.875%, 06/01/2007..................................                    150,000                    154,500
                                                                                                          --------
                                                                                                           519,500

CAPITAL GOODS -- 0.20%
   Alvey Systems, Inc.
      11.375%, 01/31/2003...................................                     75,000                     81,750


CHEMICALS -- 0.26%
   Radnor Holdings Inc.,
        10.00%, 12/01/2003..................................                    100,000                    103,750





                                                                               PRINCIPAL                   MARKET
                                                                                 AMOUNT                    VALUE
                                                                               ---------                   ------

CORPORATE BONDS (CONTINUED)
---------------------------

UNITED STATES (CONTINUED)
-------------------------
CONGLOMERATES -- 1.27%
   Burke Industries, Inc.,
        10.00%, 08/15/2007..................................                  $ 250,000                  $  256,875
   Insilco Corp., 10.25%, 08/15/2007........................                    150,000                     157,125
   Polymer Group, Inc.,
        9.00%, 07/01/2007...................................                    100,000                      99,750
                                                                                                         ----------
                                                                                                            513,750
CONSUMER GOODS -- 0.90%
   Coleman Holdings, Inc., Zero
        Coupon, 05/15/2001..................................                    300,000                     199,500
   International Knife & Saw, Inc.
        11.375%, 11/15/2006.................................                    150,000                     162,000
                                                                                                         ----------
                                                                                                            361,500

CONTAINERS & GLASS -- 1.29%
   Stone Container Corp.,
        12.25%, 04/01/2002..................................                    250,000                     253,125
   Plastic Containers, Inc.,
        10.00%, 12/15/2006..................................                    250,000                     268,028
                                                                                                         ----------
                                                                                                            521,153

COSMETICS & TOILETRIES -- 0.76%
   French Fragrances, Inc. (144a),
        10.375%, 05/15/2007.................................                    125,000                     131,250
   Revlon Worldwide Corp. (144a),
        Zero Coupon, 03/15/2001.............................                    250,000                     174,375
                                                                                                         ----------
                                                                                                            305,625

DRUGS & HEALTH CARE -- 1.74%
   Eye Care Centers of America, Inc.,
        12.00%, 10/01/2003..................................                    200,000                     216,000
   Imagyn Medical Technologies, Inc.,
        12.50%, 04/01/2004..................................                    250,000                     236,875
   Integrated Health Services, Inc.,
        9.50%, 09/15/2007...................................                    100,000                     103,000
   Packard Bioscience Co.,
        9.375%, 03/01/2007..................................                    150,000                     144,000
                                                                                                         ----------
                                                                                                            699,875

ELECTRONICS -- 0.93%
   Clark-Schwebel, Inc.
        10.50%, 04/15/2006 (d)..............................                    250,000                     272,500
   Foamex LP/ Foamex Cap Corp. (144a),
        9.875%, 06/15/2007..................................                    100,000                     102,500
                                                                                                         ----------
                                                                                                            375,000

FINANCIAL SERVICES -- 2.78%
   Aetna Services Inc.,
        7.625%, 08/15/2026..................................                    200,000                     210,824
   Green Tree Financial Corp.,
        7.07%, 09/15/2007...................................                    600,000                     608,185
   PaineWebber Group, Inc.,
        7.00%, 03/01/2000...................................                    300,000                     303,306
                                                                                                         ----------
                                                                                                          1,122,315



                     See notes to the financial statements.

                    SOLOMON BROTHERS/JNL GLOBAL BOND SERIES


                                                                                 PRINCIPAL                    MARKET
                                                                                   AMOUNT                     VALUE
                                                                                 ----------                   ------
CORPORATE BONDS (CONTINUED)
---------------------------

UNITED STATES (CONTINUED)
-------------------------
FOOD & BEVERAGES -- 1.07%
   B & G Foods, Inc., 9.625%, 08/01/2007....................                       125,000                   125,937
   CFP Holdings, Inc.,
        11.625%, 01/15/2004.................................                       200,000                   204,948
   Dole Foods, Inc., 6.75%, 07/15/2000......................                       100,000                   100,832

                                                                                                             -------
                                                                                                             431,717

GAMING -- 0.62%
   Grand Casinos, Inc., 9.00%, 10/15/2004...................                       250,000                   251,250


HOTELS & RESTAURANTS -- 1.08%
   Prime Hospitality Corp.,
        9.75%, 04/01/2007...................................                       250,000                   267,500
   Sun International Hotels, Ltd.
        9.00%, 03/15/2007...................................                        50,000                    51,625
   Wyndham Hotel Corp.,
        10.50%, 05/15/2006..................................                       100,000                   116,000
                                                                                                             -------
                                                                                                             435,125

HOUSEHOLD APPLIANCES &
   FURNISHINGS -- 0.65%
   Collins & Aikman Floorcovering
        10.00%, 01/15/2007..................................                       150,000                   156,750
   Rayovac Corp., 10.25%, 11/01/2006........................                        98,000                   106,820
                                                                                                             -------
                                                                                                             263,570

INDUSTRIAL MACHINERY -- 0.52%
   Harnischfeger Industries, Inc.,
        6.875%, 02/15/2027..................................                       200,000                   208,142

LIQUOR -- 0.33%
   Stroh Brewery Co., 11.10%, 07/01/2006....................                       150,000                   135,000


METALS & MINING -- 0.66%
   Renco Metals, Inc., 11.50%, 07/01/2003...................                       250,000                   265,000


PACKAGING -- 0.28%
   Tekni Plex, Inc., 11.25%, 04/01/2007.....................                       100,000                   109,347


PAPER -- 0.47%
   Doman Industries Ltd.,
        8.75%, 03/15/2004...................................                       200,000                   191,000

PETROLEUM SERVICES -- 2.30%
   Cliffs Drilling Co., 10.25%, 05/15/2003..................                       150,000                   162,000
   Cross Timbers Oil Co.,
        9.25%, 04/01/2007...................................                       150,000                   156,000
   Dailey Intl. Inc.,
        9.75%, 08/15/2007...................................                       100,000                   104,250
   National Energy Group, (144a),
        10.75%, 11/01/2006..................................                       150,000                   155,625






                                                                                   PRINCIPAL                   MARKET
                                                                                    AMOUNT                      VALUE
                                                                                   ----------                 --------
CORPORATE BONDS (CONTINUED)
---------------------------

UNITED STATES (CONTINUED)
-------------------------
PETROLEUM SERVICES (CONTINUED)
   Occidental Petroleum Corp.,
        9.25%, 08/01/2019...................................                       150,000                  $  187,346
   Parker Drilling Corp.,
        9.75%, 11/15/2006...................................                       150,000                     160,875
                                                                                                            ----------
                                                                                                               926,096
POLLUTION CONTROL -- 1.28%
   Allied Waste Industries, Inc.
        (step-up bond), 11.30%,
        06/01/2007 (a)......................................                       200,000                     140,500
   Envirosource, Inc., 9.75%, 06/15/2003....................                       200,000                     203,500
   Norcal Waste System, (step-up bond),
        Series B, 13.50%, 11/15/2005........................                       150,000                     174,000
                                                                                                            ----------
                                                                                                               518,000

PUBLISHING -- 1.32%
   American Media Operations Inc.,
        11.625%, 11/15/2004.................................                       250,000                     271,250
   Hollinger International Publishing, Inc.
        9.25%, 03/15/2007...................................                       250,000                     262,500
                                                                                                            ----------
                                                                                                               533,750

RETAIL -- 3.50%
   Cole National Group, Inc.,
        8.625%, 08/15/2007..................................                       250,000                     250,000
   Jitney Jungle Stores America, Inc.,
        12.00%, 03/01/2006 (d)..............................                       250,000                     283,750
   Pueblo Xtra International,
        9.50%, 08/01/2003...................................                       100,000                      95,250
   Riddell Sports, Inc., 10.50%, 07/15/2007.................                       250,000                     256,875

   Selmer Co. Inc. (144a),
        11.00%, 05/15/2005 (d)..............................                       250,000                     273,750
   Staples, Inc., 7.125%, 08/15/2007........................                       250,000                     253,990
                                                                                                            ----------
                                                                                                             1,413,615

SOFTWARE -- 0.27%
   Printpack, Inc. (144a),
        10.625%, 08/15/2006.................................                       100,000                     107,000

TELECOMMUNICATIONS -- 2.95%
   Adelphia Communications,
        10.50%, 07/15/2004..................................                       100,000                     107,125
        9.875%, 03/01/2007..................................                       100,000                     105,250
   Comcast Cellular Holdings, Inc.,
        9.50%, 05/01/2007 (d)...............................                       250,000                     260,000
   Diamond Cable Communications, PLC,
       11.75%, 12/15/2005...................................                       225,000                     174,937
   Intermedia Communications, (step-up
        bond), 12.50%, 05/15/2006 (a).......................                       244,000                     193,980
   International CableTel, Inc., (step-up
      bond), 11.50%, 02/01/2006 (a).........................                       225,000                     176,625
   Marcus Cable Co LP, (step-up bond),
        14.25%, 12/15/2005 (a)..............................                       200,000                     173,000
                                                                                                            ----------
                                                                                                             1,190,917

                See notes to the financial statements.

                   SALOMON BROTHERS/JNL GLOBAL BOND SERIES


                                                                                  PRINCIPAL                MARKET
                                                                                   AMOUNT                  VALUE
                                                                                 ----------                ------
CORPORATE BONDS (CONTINUED)
---------------------------

UNITED STATES (CONTINUED)
-------------------------
TRANSPORTATION -- 0.95%
   Coach USA, Inc., 9.375%, 07/01/2007......................                       250,000                     255,625
   TFM SA de CV, 1.00%, 06/15/2009 .........................                       200,000                     127,000
                                                                                                           -----------
                                                                                                               382,625
                                                                                                           -----------

        Total United States.................................                                                14,072,833
                                                                                                           -----------


          Total Corporate Bonds
             (cost $14,414,677).............................                                                14,823,114
                                                                                                           -----------

GOVERNMENT BONDS -- 48.90%
--------------------------

ARGENTINA -- 2.13%
------------------
   Argentina Floating Rate Bond,
        6.688%, 03/31/2005 (b)..............................                       960,000                     858,384

AUSTRALIA -- 0.04%
------------------
   Australia Government Bond,
        8.75%, 08/15/2008...................................                        20,000                      15,711

BRAZIL -- 3.55%
---------------
   Brazil Government Bond,
        10.125%, 05/15/2027.................................                     1,525,000                   1,433,500

CANADA -- 1.35%
---------------
   Canadian Government Bond
        6.50%, 09/01/1998...................................                       570,000                     402,835
        7.50%, 09/01/2000...................................                       150,000                     110,407
        7.00%, 12/01/2006...................................                        40,000                      30,686
                                                                                                           -----------
                                                                                                               543,928

DENMARK -- 0.87%
----------------
   Denmark Government Bond,
        6.00%, 11/15/2002...................................                     1,940,000                     294,034
        8.00%, 03/15/2006...................................                       330,000                      55,795
                                                                                                           -----------
                                                                                                               349,829

ECUADOR -- 0.34%
----------------
   Ecuador Pars (step-up bond),
        3.50%, 02/28/2025 (g)...............................                       250,000                     137,500

GERMANY -- 1.14%
----------------
   Germany (Federal Republic)
        5.25%, 10/20/1998...................................                       820,000                     460,835

MEXICO -- 4.17%
---------------
   Mexico Global Bond,
        11.375%, 09/15/2016.................................                       350,000                     401,844
        6.25%, 12/31/2019...................................                       750,000                     628,096
        11.50%, 05/15/2026..................................                       550,000                     651,200
                                                                                                           -----------
                                                                                                             1,681,140





                                                                                  PRINCIPAL                MARKET
                                                                                   AMOUNT                  VALUE
                                                                                 ----------                ------
GOVERNMENT BONDS (CONTINUED)
----------------------------

MOROCCO -- 1.50%
----------------
   Morocco Loan Participation,
        6.812%, 01/01/2009 (b)..............................                     $  700,000                $  603,750


NEW ZEALAND -- 0.83%
--------------------
   New Zealand Government Bond,
        8.00%, 07/15/1998...................................                        580,000                   335,884

PANAMA -- 0.38%
---------------
   Panama Government Bond,
        3.75%, 07/17/2014 (b)...............................                        200,000                   153,000

RUSSIA -- 0.70%
---------------
   Russia Government Bond,
        6.719%, 12/02/2015..................................                        400,000                   280,248

SOUTH KOREA -- 0.44%
--------------------
   Korea Development Bank,
        9.60%, 12/01/2000...................................                        200,000                   178,686

SWEDEN -- 0.99%
---------------
   Sweden Government Bond
        11.00%, 01/21/1999..................................                      2,300,000                   306,950
        6.50%, 10/25/2006...................................                        700,000                    91,229
                                                                                                           ----------
                                                                                                              398,179

UNITED STATES -- 28.91%
-----------------------
U.S. GOVERNMENT AGENCIES -- 18.55%
   Federal Home Loan Mortgage Corp.
         10.00%, 05/15/2020.................................                         50,000                    41,977
         6.50%, TBA  (e)....................................                        300,000                   300,468
   Federal National Mortgage Association
        6.65%, 08/25/2007...................................                      1,200,000                 1,227,375
        13.00%, 11/01/2015..................................                         15,000                    11,275
        7.00%, 11/18/2015...................................                      1,500,000                 1,528,521
        10.40%, 04/25/2019..................................                        100,000                    69,170
        8.77%, 03/17/2020, interest only (c)................                        841,140                    25,470

        6.50%, 02/01/2026...................................                        300,675                   265,968
        9.02%, 10/17/2036, interest only (c)................                      4,295,000                   133,445

        7.00%, TBA (e)......................................                      3,500,000                 3,525,130
        7.00%, TBA (e)......................................                        350,000                   352,513
                                                                                                           ----------
                                                                                                            7,481,312

U.S. TREASURY BOND -- 1.31%
---------------------------
        6.375%, 08/15/2027 (d)..............................                        500,000                   527,345

U.S. TREASURY NOTES -- 9.05%
----------------------------
        6.625%, 03/31/2002 (d)..............................                      1,000,000                 1,032,340
        6.25%, 08/31/2002 (d)...............................                      1,500,000                 1,530,705
        5.875%, 09/30/2002 (d)..............................                        800,000                   804,376
        3.375%, 01/15/2007 (f)..............................                         70,000                    68,163
        6.125%, 08/15/2007 (d)..............................                        210,000                   215,808
                                                                                                           ----------
                                                                                                            3,651,392
                                                                                                           ----------

             Total United States............................                                               11,660,049
                                                                                                           ----------


                     See notes to the financial statements.

                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES

                                                                                PRINCIPAL                    MARKET
                                                                                  AMOUNT                     VALUE
                                                                                ----------                   ------
GOVERNMENT BONDS (CONTINUED)
----------------------------

VENEZUELA -- 1.56%
------------------
   Republic of Venezuela--Par,
        6.812%, 03/31/2007 (b)..............................                   $   714,286               $   628,607
                                                                                                         -----------


        Total Government Bonds
             (cost $19,289,766).............................                                              19,719,230
                                                                                                         -----------

ASSET BACKED SECURITIES -- 1.36%
--------------------------------

   Airplane Pass-through Trust,
        10.875%, 03/15/2019.................................                       125,000                   144,515
   Mid State Trust, Series VI,
        7.34%, 07/01/2035...................................                       400,000                   402,974
                                                                                                         -----------

        Total Asset Backed Securities
            (cost $511,602).................................                                                 547,489
                                                                                                         -----------

WARRANTS -- 0.00%
-----------------

UNITED STATES -- 0.00%
   Urohealth Systems, Inc., (cost $0).......................                           250                         8
                                                                                                         -----------

                                                                                  PRINCIPAL                  MARKET
                                                                                   AMOUNT                    VALUE
                                                                                  ---------                  ------
SHORT TERM INVESTMENTS -- 12.99%
--------------------------------

GOVERNMENT BONDS -- 0.82%
   Republic of Italy,
        5.97%, 07/31/1998...................................                    $  600,000                 $ 329,266

MONEY MARKET FUND -- 0.00%
   State Street Global Advisor
      Fund, 5.42%, (f)......................................                           873                       873

REPURCHASE AGREEMENTS -- 12.17%
   Repurchase Agreement with State Street
     Bank, 6.00%, (Collateralized by
     $3,255,000 U.S. Treasury Note
     10.625% due 08/15/2015,
     market value - $4,911,637)
     acquired on 12/31/97,
     due 01/02/1998.........................................                     4,910,000                 4,910,000
                                                                                                         -----------

             Total Short Term Investments
                (cost $5,232,584)...........................                                               5,240,139
                                                                                                         -----------

TOTAL INVESTMENTS -- 100%
-------------------------
   (cost $39,448,629).......................................                                             $40,329,980
                                                                                                         ===========



--------------------------------------------------------------------------------
(a) Denotes deferred interest security that receives no coupon payments until a predetermined date at which time the stated coupon rate becomes effective.
(b) Coupon is indexed to 6 Month Libor . Rate stated is rate in effect on December 31, 1997.
(c) The interest rates disclosed for interest only strips represent effective yields at December 31, 1997 based upon estimated future cash flows.
(d) Security pledged as collateral for investments purchased on a when-issued basis.
(e) Investment purchased on a when-issued basis.
(f) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.
(g) Coupon payment periodically increases over the life of the security. Rate stated is in effect as of December 31, 1997.

                     See notes to the financial statements.

                              SALOMON BROTHERS/JNL
                      U.S. GOVERNMENT & QUALITY BOND SERIES

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1997



                                      PRINCIPAL    MARKET
                                        AMOUNT     VALUE
                                      --------  ----------
U.S. GOVERNMENT SECURITIES - 68.49%
-----------------------------------

U.S. GOVERNMENT AGENCY & AGENCY
   BACKED ISSUES - 42.44%
   Federal Home Loan Bank
     5.94%, 06/13/2000..............$  300,000  $  300,936
   Federal Home Loan Mortgage Corp.
     6.00%, 09/01/2010..............     4,021       3,991
     11.75%, 01/01/2011.............     4,613       5,192
     7.00%, 07/01/2011..............   117,757     119,768
     8.25%, 04/01/2017 (c)..........   420,409     441,421
     8.00%, 07/01/2020.............. 1,299,841   1,361,583
     5.00%, 05/15/2021.............. 1,200,000   1,117,116
     6.50%, TBA (a).................   500,000     500,547
   Federal National Mortgage
   Association
     6.74%, 08/25/2007.............. 1,400,000   1,445,062
     14.50%, 11/01/2014 (c).........     7,675       9,447
     12.50%, 08/01/2015.............     6,316       7,439
     12.50%, 09/01/2015.............    23,777      28,317
     13.00%, 11/01/2015 (c).........    20,619      24,054
     12.00%, 01/01/2016 (c).........   653,015     767,905
     12.00%, 01/01/2016.............    22,020      25,632
     12.50%, 01/15/2016 (c).........   333,170     392,620
     11.50%, 04/01/2019.............     7,312       8,361
     10.50%, 08/01/2020.............   128,212     143,357
     6.50%, 03/01/2026 (c)..........   417,382     412,946
     7.00%, 05/01/2026 (c)..........   325,331     328,379
     6.50%, TBA (a)................. 1,500,000   1,481,250
     7.00%, TBA (a).................   100,000     100,718
     7.00%, TBA (a)................. 3,800,000   3,827,284
   Government National Mortgage
      Association
     13.50%, 07/15/2010 (c).........   190,655     228,851
     8.50%, 01/15/2018..............   253,430     271,127
   Student Loan Marketing
   Association
     7.50%, 03/08/2000 (c)..........   400,000     413,624
                                               -----------
                                                13,766,927

U.S. TREASURY BOND - 7.86%
     6.625%, 02/15/2027 (c)......... 2,350,000   2,551,207

U.S. TREASURY NOTES - 18.19%
     6.50%, 05/31/2001 (c)..........   100,000     102,375
     6.25%, 08/31/2002..............   100,000     102,047
     5.875%, 09/30/2002............. 1,000,000   1,005,470
     6.625%, 05/15/2007 (c)......... 2,150,000   2,275,646
     6.125%, 08/15/2007............. 2,350,000   2,415,001
                                               -----------
                                                 5,900,539
                                               -----------

       Total U.S. Government
       Securities
         (cost $21,579,527).........            22,218,673
                                               -----------

                                    PRINCIPAL     MARKET
                                      AMOUNT       VALUE
                                      -------     -------
CORPORATE BONDS - 2.42%
------------------------

BANKS - 0.50%
   Banc One Corp.
     7.60%, 05/01/2007 (c)..........$  150,000   $ 161,231

PETROLEUM SERVICES - 1.92%
   Occidental Petroleum Corp.
     9.25%, 08/01/2019 (c)..........   500,000     624,485
                                                ----------
       Total Corporate Bonds
         (cost $735,978)............               785,716
                                                ----------

SHORT TERM INVESTMENTS - 29.09%
-------------------------------

COMMERCIAL PAPER - 3.08%
     UBS Finance Delaware, Inc.,
        6.50%, 01/02/1998........... 1,000,000     999,819

MONEY MARKET FUND - 0.00%
   State Street Global Advisor
   Fund, 5.42% (b)..................       299         299

REPURCHASE AGREEMENTS - 23.70%
   Repurchase agreement with J.P.
   Morgan,
     6.25% (Collateralized by
     $2,937,000
     U.S. Treasury Note, 8.75% due
     05/15/2020, market value -
     $3,920,895), acquired on
     12/31/1997,
     due 01/02/1998................. 3,844,000   3,844,000

   Repurchase agreement with State
   Street
     Bank, 6.00% (Collateralized by
     $2,550,000 U.S. Treasury Note,
     10.625% due 08/15/2020,
     market value - $3,926,210),
     acquired on 12/31/1997,
     due 01/02/1998................. 3,844,000   3,844,000
                                               -----------
                                                 7,688,000
U.S. GOVERNMENT AGENCIES - 2.31%
   Federal Home Loan Bank Discount
   Note      5.75%, 01/07/1998.......  750,000     749,281

                                               -----------

       Total Short Term Investments
         (cost $9,437,399)..........             9,437,399
                                               -----------

TOTAL INVESTMENTS - 100%
   (cost $31,752,904)...............           $32,441,788
                                               ===========



-------------------------------------------------------------------------------

(a) Investment purchased on a when-issued basis.

(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.

(c) Security pledged as collateral for investments purchased on a when-issued basis.

                     See notes to the financial statements.

                 T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                              DECEMBER 31, 1997

                                                    MARKET
                                          SHARES     VALUE
                                          ------     -----
  COMMON STOCKS - 94.26%
  ----------------------

  FRANCE - 0.13%
  --------------
  LIQUOR - 0.13%
     LVMH, Louis Vuitton Moet
        Hennessy......................      990   $ 164,328


  HONG KONG - 0.56%
  -----------------
  CONGLOMERATES - 0.56%
     Hutchinson Whampoa Ltd. .........   75,000     470,383
     Swire Pacific Ltd. ..............   40,000     219,383
                                                  ---------

            Total Hong Kong...........              689,766

  ITALY - 0.75%
  -------------
  BANKS - 0.44%
     Banca Fideuram SPA...............  125,700     550,337

  TELECOMMUNICATIONS - 0.31%
     Telecom Italia SPA...............   22,900     105,697
     Telecom Italia Mobile (a)........   62,090     273,772
                                                  ---------
                                                    379,469
                                                  ---------

       Total Italy....................              929,806

  MALAYSIA - 0.03%
  ----------------
  INDUSTRIAL MACHINERY - 0.03%
     United Engineers Ltd.............   47,900      39,901

  MEXICO - 0.32%
  --------------
  HOUSEHOLD PRODUCTS - 0.32%
     Kimberly Clark de Mexico,
       SA de CV.......................   80,500     393,997

  NETHERLANDS - 2.05%
  -------------------
  HOUSEHOLD PRODUCTS - 0.17%
     Hagemeyer NV ....................    4,900     204,685

  NEWSPAPERS - 1.23%
     Ver Ned Uitgevers N.V. ..........   54,300   1,531,803

  PUBLISHING - 0.26%
     Elsevier NV .....................   20,300     328,380

  SOFTWARE - 0.39%
     Getronics NV ....................   15,400     490,637
                                                  ---------

       Total Netherlands..............            2,555,505

  PORTUGAL - 0.96%
  ----------------
  TELECOMMUNICATIONS - 0.96%
     Telecel - Communicacoes
       Pessoais SA, (a)...............   11,200   1,193,328

  SOUTH AFRICA - 0.16%
  --------------------
  MINING - 0.16%
    Anglo American Platinum Corp......   15,300     204,356




                                                   MARKET
                                       SHARES       VALUE
                                       ------       -----
  COMMON STOCKS (CONTINUED)
  -------------------------

  SWEDEN - 0.82%
  --------------
  DRUGS & HEALTH CARE - 0.43%
     Astra AB Class B.................   31,400   $ 527,954


  RETAIL - 0.39%
     Hennes & Mauritz AB Class B (a)..   10,000     440,811
     Modern Times Group MTG
         Class B (a)..................    7,800      46,663
                                                  ---------
                                                    487,474
                                                  ---------

       Total Sweden...................            1,015,428

  SWITZERLAND - 1.03%
  -------------------
  CONGLOMERATES - 0.10%
     Sig Schweizerische Industries
        AG............................       45     123,186

  DRUGS & HEALTH CARE - 0.93%
     Novartis AG......................      713   1,156,454
                                                  ---------

       Total Switzerland..............            1,279,640

  UNITED KINGDOM - 2.67%
  ----------------------
  CONGLOMERATES - 2.28%
     Granada Group PLC (a)............   50,200     766,818
     Rentokil Initial PLC.............  201,500     891,715
     Tomkins PLC......................  249,000   1,177,870
                                                  ---------
                                                  2,836,403

  TELECOMMUNICATIONS - 0.39%
     Vodafone Group PLC...............   67,300     486,377
                                                  ---------

       Total United Kingdom...........            3,322,780

  UNITED STATES - 84.78%
  ----------------------
  AEROSPACE - 1.46%
     AlliedSignal, Inc. ..............   45,600   1,775,550
     United Technologies Corp.........      500      36,406
                                                  ---------
                                                  1,811,956

  APPAREL & TEXTILES - 0.16%
     Nike, Inc. Class B...............    5,000     196,250

  AUTOMOBILE & PARTS - 2.04%
     Danaher Corp. ...................   40,100   2,531,313

  BANKS - 6.18%
     Barnett Banks, Inc. .............    9,100     654,063
     Citicorp.........................    7,800     986,213
     First Union Corp.................   15,600     799,500
     Mellon Bank Corp. ...............   10,200     618,375
     Northern Trust Corp. ............    8,400     585,900


                     See notes to the financial statements.

                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

                                                   MARKET
                                       SHARES       VALUE
                                       ------       -----
  COMMON STOCKS (CONTINUED)
  -------------------------

  UNITED STATES (CONTINUED)
  -------------------------
  BANKS (CONTINUED)
     Norwest Corp.....................   47,500   1,834,688
     Toronto Dominion Bank............   25,100     945,956
     Wells Fargo & Co. ...............    3,700   1,255,919
                                                  ---------
                                                  7,680,614

  BROADCASTING - 0.60%
     Cox Communications, Inc. (a).....   18,500     741,156

  BUILDING & CONSTRUCTION - 0.84%
     Masco Corp. .....................   20,600   1,048,025

  BUSINESS SERVICES - 4.50%
     Automatic Data Processing, Inc. .   16,100     988,138
     Cendant Corp. (a)................   46,200   1,588,125
     First Data Corp. ................   47,002   1,374,809
     Interpublic Group Companies,        19,250     958,891
        Inc. .........................
     Service Corp. International,        18,600     687,038
        Inc. .........................            ---------
                                                  5,597,001


  CHEMICALS - 0.15%
     Great Lakes Chemical Corp. ......    4,200     188,475

  COMPUTERS & BUSINESS EQUIPMENT - 2.25%
     Cisco Systems, Inc. (a)..........   13,500     752,625
     Compaq Computer Corp.............   16,100     908,644
     Dell Computer Corp. (a)..........    4,600     386,400
     Hewlett Packard Co. .............   12,000     750,000
                                                  ---------
                                                  2,797,669

  DRUGS & HEALTH CARE - 9.49%
     American Home Products Corp......   10,400     795,600
     Amgen, Inc. (a)..................    6,100     330,163
     Baxter International, Inc. ......    6,700     337,931
     Biogen, Inc. (a).................   14,300     520,163
     Bristol Myers Squibb Co..........   12,400   1,173,350
     Genentech, Inc. (a)..............   15,500     939,688
     Healthsouth Corp. (a)............   38,900   1,079,475
     Johnson & Johnson Co. ...........    8,300     546,763
     Medtronic, Inc. .................    7,600     397,575
     Merck & Co., Inc. ...............   15,300   1,625,625
     Pacificare Health Systems            3,900     204,263
        Class B (a)...................
     Pfizer, Inc. ....................   20,600   1,535,988
     Tenet Healthcare Corp. (a).......   22,400     742,000
     United Healthcare Corp...........   15,600     775,125
     Warner Lambert Co. ..............    6,400     793,600
                                                 ----------
                                                 11,797,309

  ELECTRICAL EQUIPMENT - 2.90%
     Boston Scientific Corp. (a)......    5,900     270,663
     General Electric Co. ............   45,500   3,338,563
                                                  ---------
                                                  3,609,226




                                                   MARKET
                                       SHARES       VALUE
                                       ------       -----
  COMMON STOCKS (CONTINUED)
  -------------------------

  UNITED STATES (CONTINUED)
  -------------------------
  ELECTRONICS - 4.28%
     Analog Devices, Inc. (a).........   24,100   $ 667,269
     EMC Corp. (a)....................   16,000     439,000
     Ericcson LM Tel Co. Class B ADR..    3,500     130,594
     Intel Corp. .....................    6,700     470,675
     Linear Technology Corp. .........   13,000     749,125
     Maxim Integrated Products, Inc.
        (a)...........................   30,200   1,041,900
     Molex, Inc. Class A..............    9,468     272,205
     National Semiconductor
        Corp. (a).....................   17,100     443,531
     Teleflex, Inc. ..................   26,300     992,825
     Xilinx, Inc. (a).................    3,100     108,694
                                                  ---------
                                                  5,315,818

  FINANCIAL SERVICES - 5.71%
     Corporate Express, Inc. (a)......   21,000     270,375
     Federal Home Loan Mortgage Corp..   82,800   3,472,425
     Federal National Mortgage
     Association.................        33,500   1,911,594
     Green Tree Financial Corp.......     9,700     254,019
     H & R Block, Inc. ..............    22,300     999,319
     SLM Holding Corp................     1,300     180,863
                                                  ---------
                                                  7,088,595

  FOOD & BEVERAGES - 3.51%
     CPC International, Inc. .........    5,200     560,300
     Coca-Cola Co. ...................    9,100     606,288
     PepsiCo, Inc. ...................   30,000   1,093,125
     Pioneer Hi-Bred International,
        Inc. .........................    6,900     740,025
     Sara Lee Corp. ..................   16,200     912,263
     Unilever NV .....................    7,200     449,550
                                                  ---------
                                                  4,361,551

  HOUSEHOLD PRODUCTS - 0.54%
     Procter & Gamble Co. ............    8,400     670,410

  INDUSTRIAL MACHINERY - 2.43%
     Honeywell, Inc. .................    6,200     424,700
     TriMas Corp. ....................   23,600     811,250
     Tyco International, Ltd. ........   39,462   1,778,256
                                                  ---------
                                                  3,014,206

  INSURANCE - 9.22%
     Ace Ltd. ........................   24,200   2,335,300
     Aetna, Inc. .....................    6,900     486,881
     Berkshire Hathaway, Inc. Class          34   1,564,000
        A (a)......
     Exel Ltd. .......................    9,900     627,413
     Fairfax Financial Holdings,
        Ltd. (a)......................    2,400     534,061
     Mutual Risk Management, Ltd. ....   32,400     969,975
     PartnerRe, Ltd. .................   14,100     653,888
     St. Paul Cos., Inc. .............    5,400     443,138
     Travelers Group, Inc., ..........   30,450   1,640,494
     Travelers Property Casualty Corp.   13,400     589,600
     UNUM Corp. ......................   29,700   1,614,938
                                                 ----------
                                                 11,459,688


                     See notes to the financial statements.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES



                                             SHARES         VALUE
                                             ------         -----
  COMMON STOCKS (CONTINUED)
  -------------------------

  UNITED STATES (CONTINUED)
  -------------------------
  LEISURE TIME - 1.97%
     Carnival Corp....................        15,500       $  858,313

     Walt Disney Co. .................        16,100        1,594,906
                                                            ---------
                                                            2,453,219
  MINING - 0.99%
     Anglo American Platinum Corp.
          Ltd. .......................        21,218          283,409
     Barrick Gold Corp. ..............        13,400          249,575
     Newmont Mining Corp. ............        23,900          702,063
                                                            ---------
                                                            1,235,047
  NEWSPAPERS - 1.36%
     Reuters Holdings ADR.............         4,800          318,000
     Tribune Co. .....................        22,100        1,375,725
                                                            ---------
                                                            1,693,725

  OFFICE FURNISHINGS & SUPPLIES -  0.48%
     Ikon Office Solutions, Inc. .....        21,000          590,625

  OIL - 2.23%
     Mobil Corp. .....................        14,300        1,032,281
     Royal Dutch Petroleum Co. .......        32,100        1,739,419
                                                            ---------
                                                            2,771,700
  PAPER - 0.74%
     Kimberly Clark Corp. ............        18,700          922,145

  PETROLEUM SERVICES - 1.26%
     Halliburton Co. .................        11,200          581,700
     Schlumberger Ltd. ...............         5,900          474,950
     Western Atlas, Inc. (a)..........         6,900          510,600
                                                            ---------
                                                            1,567,250

  POLLUTION CONTROL - 0.71%
     USA Waste Services, Inc. (a).....        22,500          883,125

  REAL ESTATE - 1.85%
     Security Capital U.S. Realty (a).        72,500        1,029,500
     Starwood Lodging Trust Co. ......        22,000        1,273,250
                                                            ---------
                                                            2,302,750
  RESTAURANTS - 0.33%
     McDonald's Corp..................         8,500          405,875

  RETAIL - 4.13%
     Circuit City Stores, Inc. .......         3,700          131,581
     CVS Corp. .......................          9536          610,900
     Dillards Inc. ...................        17,800          627,450
     Home Depot, Inc. ................        14,450          850,744
     Kohl's Corp. (a).................         5,200          354,250
     Safeway, Inc. (a)................        19,300        1,220,725
     Tag Heuer International ADR (a)..        61,900          510,675
     Wal-Mart Stores, Inc. ...........        20,900          824,244
                                                            ---------
                                                            5,130,569





                                                             MARKET
                                           SHARES            VALUE
                                           ------            -----

  COMMON STOCKS (CONTINUED)
  -------------------------

  UNITED STATES (CONTINUED)
  -------------------------
  SOFTWARE - 5.02%
     BMC Software, Inc. (a)...........        23,100       $1,515,938

     Microsoft Corp. (a)..............        12,900        1,667,325
     Network Associates, Inc. (a).....        22,600        1,194,975
     Oracle Corp. (a).................        27,725          618,614
     Parametric Technology Corp. (a)..        26,100        1,236,488
                                                            ---------
                                                            6,233,340

  STEEL - 0.03%
     Pohang Iron & Steel Co. ADR......         1,700           29,644

  TELECOMMUNICATIONS - 5.03%
     AT&T Corp........................        14,900          912,625
     Grupo Iusacell Series D ADR (a)..        60,200          918,050
     MCI Communications Corp..........        23,200          993,250
     Nokia Corp. ADR..................        14,100          985,238
     Telecomunicacoes Brasileiras ADR.         5,400          628,763
     Vodafone Group PLC ADR...........        17,300        1,254,250
     Worldcom, Inc. (a)...............        18,500          559,625
                                                            ---------
                                                            6,251,801

  TOBACCO - 1.58%
     Philip Morris Cos., Inc. ........        43,400        1,966,563

  TOYS -  0.58%
     Mattel, Inc. ....................        19,400          722,650

  TRANSPORTATION - 0.23%
     Tranz Rail Holdings Ltd. ADR (a).        25,200          289,800
                                                            ---------

       Total United States............                    105,359,090
                                                          -----------

         Total Common Stocks
           (cost $99,548,528).........                    117,147,925
                                                          -----------


                                               PRINCIPAL
                                                AMOUNT
                                                ------
  SHORT TERM INVESTMENTS - 5.74%

  COMMERCIAL PAPER - 3.40%
     Ciesco LP
       6.40%,  01/02/1998.............   $ 1,264,000        1,263,775
       5.87%,  01/20/1998.............     2,971,000        2,961,796
                                                            ---------
                                                            4,225,571

  MONEY MARKET FUND - 0.00%
     State Street Global Advisor Fund
        5.42%, (b)....................         1,108            1,108



                     See notes to the financial statements.

                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES



                                            PRINCIPAL    MARKET
                                             AMOUNT       VALUE
                                             ------       -----
  SHORT TERM INVESTMENTS (CONTINUED)
  ----------------------------------

  U.S. GOVERNMENT AGENCIES - 2.34%
     Federal National Mortgage
       Association,
       Discount Note, 5.70%,
       01/21/1998.....................    $ 2,913,000   $ 2,903,776
                                                        -----------

       Total Short Term Investments
         (cost $7,130,455)............                    7,130,455
                                                        -----------

  TOTAL INVESTMENTS - 100%
  ------------------------
     (cost $106,678,983)..............                  $124,278,380
                                                        ============


--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.



                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                            SHARES    MARKET VALUE
                                            ------    ------------
COMMON STOCKS -- 95.40%
-----------------------

ARGENTINA -- 0.21%
------------------
OIL -- 0.21%
  Perez Companc Class B.................     22,563   $    161,130

AUSTRALIA -- 2.01%
------------------
BANKS -- 0.52%
  Australia & New Zealand Bank
   Group Ltd............................      7,000         46,261
  Commonwealth Bank of Australia........     13,821        158,538
  National Australia Bank...............      7,242        101,149
  Westpac Banking Corp..................     16,000        102,361
                                                      ------------
                                                           408,309

BROADCASTING -- 0.30%
  Publishing & Broadcasting Ltd.........     18,000         81,112
  News Corp.............................     27,383        151,163
                                                      ------------
                                                           232,275

CONGLOMERATES -- 0.05%
  Brambles Industries, Ltd..............      2,000         39,692

ELECTRIC UTILITIES -- 0.18%
  Australia Gas & Light Co., Ltd........     20,237        141,127

FINANCIAL SERVICES -- 0.29%
  Lend Lease Corp.......................      7,403        144,747
  Tab Corp. Holdings Ltd................     18,000         84,467
                                                      ------------
                                                           229,214

LIQUOR -- 0.08%
  Fosters Brewing Group, Ltd............     34,000         64,706

METALS & MINING -- 0.04%
  WMC, Ltd..............................     10,000         34,868

OIL -- 0.32%
  Broken Hill Proprietary Co............     16,156        150,048
  Woodside Petroleum, Ltd...............     14,000         98,727
                                                      ------------
                                                           248,775

PUBLISHING -- 0.09%
  John Fairfax FXF Unit Trust...........     18,000          3,050
  John Fairfax Holdings, Ltd............     32,000         66,739
                                                      ------------
                                                            69,789

TELECOMMUNICATIONS -- 0.14%
  Telstra Corporation Ltd...............     51,000        107,695
                                                      ------------

    Total Australia.....................                 1,576,450

BELGIUM -- 1.39%
----------------
BANKS -- 1.25%
  Credit Communal Dexia.................        545         73,180
  Generale de Banque....................        566        246,329
  Kredietbank...........................      1,580        663,113
                                                      ------------
                                                           982,622

                                           SHARES    MARKET VALUE
                                           ------    ------------
COMMON STOCKS (CONTINUED)
-------------------------

BELGIUM (CONTINUED)
-------------------
BASIC INDUSTRY -- 0.14%
  UCB SA................................         33   $    108,928
                                                      ------------

  Total Belgium.........................                 1,091,550

BRAZIL -- 0.08%
---------------
BASIC INDUSTRY -- 0.01%
  White Martins SA......................      5,897          8,613

ENERGY -- 0.07%
  Centrais Electricas Brasileiras
     SA (a).............................  1,093,300         54,369
                                                      ------------
    Total Brazil........................                    62,982

CANADA -- 0.30%
---------------
BASIC INDUSTRY -- 0.17%
  Alcan Aluminum Ltd....................      4,960        137,098

FINANCIAL COMPANIES -- 0.13%
  Royal Bank of Canada..................      1,850         98,063
                                                      ------------

    Total Canada........................                   235,161

CZECHOSLOVAKIA -- 0.02%
-----------------------
TELECOMMUNICATION SERVICES -- 0.02%
  SPT Telecommunications AS.............        130         13,607

DENMARK -- 0.31%
----------------
BANKS -- 0.30%
  Den Danske Bank AB....................      1,130        150,570
  Unidanmark Series A, A/S..............      1,130         82,954
                                                      ------------
                                                           233,524

TELECOMMUNICATIONS -- 0.01%
  Teledanmark Class B...................        200         12,405
                                                      ------------

    Total Denmark.......................                   245,929

FRANCE -- 8.70%
---------------
BANKS -- 0.51%
  Credit Commercial de France...........      1,564        107,194
  Dexia France..........................        838         97,049
  Societe Generale......................      1,420        193,470
                                                      ------------
                                                           397,713

BROADCASTING -- 0.39%
  Canal Plus............................        750        139,445
  Societe Television Francaise..........      1,660        169,627
                                                      ------------
                                                           309,072

BUILDING & CONSTRUCTION -- 0.13%
  Groupe GTM (a)........................        410         27,590
  Lapeyre...............................      1,290         71,053
                                                      ------------
                                                            98,643


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                    SHARES    MARKET VALUE
                                    ------    ------------
COMMON STOCKS (CONTINUED)
-------------------------

FRANCE (CONTINUED)
------------------
BUSINESS SERVICES -- 1.60%
  Eaux (Cie Generale).............   8,800      $1,228,213
  Havas...........................     400          28,778
                                                ----------
                                                 1,256,991

CONTAINERS & GLASS -- 0.30%
  Compagnie de Saint Gobain.......   1,650         234,402

DRUGS & HEALTH CARE -- 0.68%
  L'Oreal.........................     262         102,519
  Sanofi..........................   3,879         431,824
                                                ----------
                                                   534,343

ELECTRICAL EQUIPMENT -- 0.51%
  Alcatel Alsthom.................   2,240         284,722
  Legrand.........................     599         119,332
                                                ----------
                                                   404,054

ELECTRONICS -- 0.40%
  Schneider.......................   5,736         311,460

FOOD & BEVERAGES -- 0.33%
  Danone..........................   1,430         255,421

GAS EXPLORATION -- 0.36%
  Elf Aquitaine...................   2,450         284,955

INSURANCE -- 0.45%
  AXA.............................   3,151         243,818
  Assurances Generales de France..   1,996         105,761
                                                ----------
                                                   349,579

LEISURE & RECREATION -- 0.55%
  Accor...........................     405          75,300
  Pathe (a).......................     370          71,805
  Sodexho Alliance................      45          23,515
  Sodexho Alliance................     480         257,047
                                                ----------
                                                   427,667

LIQUOR -- 0.07%
  LVMH, Luis Vuitton
    Moet Hennessy ................     326          54,112

OIL -- 1.09%
  Primagaz (Cie Des Gaz Petrole)..     755          63,100
  Total Class B...................   7,237         787,611
                                                ----------
                                                   850,711

PAPER --0.16%
  Gilbert SA......................     898         128,019

RETAIL -- 1.17%
  Carrefour Super Marche..........     393         205,038
  Pinault Printemps Redoute.......   1,340         714,919
                                                ----------
                                                   919,957
                                                ----------

    Total France..................               6,817,099

                                   SHARES     MARKET VALUE
                                   ------     ------------
COMMON STOCKS (CONTINUED)
-------------------------

GERMANY -- 5.50%
----------------
AUTOMOBILES -- 0.14%
  Buderus AG......................      78      $   34,947
  Volkswagen AG...................     140          78,757
                                                ----------
                                                   113,704
BANKS -- 1.70%
  Bayerische Hypotheken - und
    Wechsel Bank AG...............   6,268         305,918
  Bayerische Verinsbank AG........   4,308         281,860
  Commerzbank AG..................   2,210          86,977
  Deutsche Bank AG................   6,710         473,704
  Dresdner Bank AG................   2,140          98,735
  Dresdner Bank AG................   4,783          85,081
                                                ----------
                                                 1,332,275

BASIC INDUSTRY  -- 0.46%
  Bayer AG........................   7,437         277,810
  Hoechst AG......................   2,440          85,450
                                                ----------
                                                   363,260

BUILDING & CONSTRUCTION -- 0.09%
  Bilfinger & Berger Bau AG.......   2,000          62,036
  Hornback Baumarkt AG............     200           5,670
                                                ----------
                                                    67,706

DRUGS & HEALTH CARE -- 0.67%
  Gehe AG.........................   8,074         403,936
  Rhon Klinikum AG................   1,230         120,337
                                                ----------
                                                   524,273

ELECTRIC UTILITIES -- 0.85%
  Veba AG.........................   9,735         662,908

INDUSTRIAL MACHINERY -- 0.37%
  Mannesmann AG...................     258         130,366
  Siemens AG......................   2,664         157,712
                                                ----------
                                                   288,078

INSURANCE -- 0.60%
  Allianz AG (a)..................   1,810         468,862

SOFTWARE -- 0.47%
  SAP AG..........................   1,210         367,584

TELECOMMUNICATIONS -- 0.15%
  Deutsche Telekom................   6,320         118,920
                                                ----------

    Total Germany.................               4,307,570

HONG KONG -- 2.13%
------------------
BANKS -- 0.10%
  HSBC Holdings PLC...............   3,200          78,875


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                             SHARES      MARKET VALUE
                                             ------      ------------
COMMON STOCKS (CONTINUED)
-------------------------

HONG KONG (CONTINUED)
---------------------
CONGLOMERATES -- 0.90%
  First Pacific Co. Ltd....................   29,315      $   14,186
  Hutchinson Whampoa Ltd...................   77,000         482,927
  Swire Pacific Ltd........................   38,000         208,414
                                                          ----------
                                                             705,527

ELECTRIC UTILITIES -- 0.09%
  China Light & Power......................   13,000          72,138

FINANCIAL SERVICES -- 0.13%
  Dao Heng Bank Group, Ltd.................   41,000         102,381

REAL ESTATE -- 0.91%
  Cheung Kong (Holdings) Ltd...............   11,000          72,042
  New World Development Co., Ltd...........  100,034         345,969
  Sun Hung Kai Properties, Ltd.............   11,000          76,655
  Wharf Holdings...........................   98,000         214,995
                                                          ----------
                                                             709,661
                                                          ----------

    Total Hong Kong........................                1,668,582

ITALY -- 3.99%
--------------
BANKS -- 0.81%
  Banca Commerciale Italiana...............   14,000          48,672
  Banca di Roma............................  186,000         187,682
  Credito Italiano.........................  128,833         397,278
                                                          ----------
                                                             633,632

FINANCIAL COMPANIES -- 0.54%
  IMI Spa..................................   18,040         214,155
  Mediolanum...............................   11,108         209,099
                                                          ----------
                                                             423,254

FOOD & BEVERAGES -- 0.03%
  La Rinascente SPA........................    3,000          22,386

GAS EXPLORATION -- 0.60%
  Ente Nazionale Idrocarburi Spa (ENI).....   83,263         472,090

GAS & PIPELINE UTILITIES -- 0.05%
  Ital Gas (Societa Italiana II Gas) Spa...   10,000          41,266

INSURANCE -- 0.32%
  Assicurazioni Generali...................   10,000         245,619

TELECOMMUNICATIONS -- 1.64%
  Telecom Italia Mobile....................   10,797          30,700
  Telecom Italia Mobile....................  140,601         648,958
  Telecom Italia SPA.......................   94,877         606,054
                                                          ----------
                                                           1,285,712
                                                          ----------

    Total Italy............................                3,123,959

                                           SHARES        MARKET VALUE
                                           ------        ------------
COMMON STOCKS (CONTINUED)
-------------------------

JAPAN -- 18.49%
---------------
AUTOMOBILES -- 0.09%
  Honda Motor Co...........................    2,000      $   73,371

AUTOMOBILE PARTS -- 0.78%
  Denso Corp...............................   34,000         611,932

BUILDING & CONSTRUCTION -- 0.44%
  Daiwa House Industry Co..................   24,000         126,829
  Inax Corp................................    5,000          14,513
  Kumagai Gumi.............................   10,000           5,438
  National House Industrial................    3,000          20,563
  Nippon Hodo..............................    3,000           9,650
  Sekisui House............................   18,000         115,662
  Sumitomo Forestry Co., Ltd...............   11,000          53,833
                                                          ----------
                                                             346,488

BUSINESS SERVICES -- 0.51%
  Kokuyo Co................................    9,000         155,089
  Toppan Printing Co.......................   19,000         247,377
                                                          ----------
                                                             402,466

CHEMICALS -- 1.04%
  Kuraray Co...............................   21,000         173,700
  Mitsui Petrochemical Industries..........    5,000           9,190
  Sekisui Chemical Co., Ltd................   30,000         152,332
  Shin-Etsu Chemical Co....................   20,000         381,405
  Teijin...................................   45,000          94,087
                                                          ----------
                                                             810,714

CONSUMER PRODUCTS -- 0.28%
  Kao Corp.................................   15,000         215,976

DRUGS & HEALTH CARE -- 1.17%
  Daiichi Pharmecutical Co.................   22,000         247,683
  Sankyo Co................................   24,000         542,238
  Shiseido Co..............................    9,000         122,693
                                                          ----------
                                                             912,614

ELECTRICAL EQUIPMENT -- 2.39%
  Hitachi, Ltd.............................   36,000         256,414
  Makita Corp..............................   16,000         153,175
  NEC Corp.................................   67,000         713,257
  Sumitomo Electric Industires, Ltd........   54,000         736,157
  Yurtec Corp..............................    2,100          12,883
                                                          ----------
                                                           1,871,886

ELECTRONICS -- 2.69%
  Advantest Corp...........................    1,210          68,576
  Alps Electric Co. Ltd. ..................   11,000         103,623
  Dai Nippon Screen Manufacturing Co.
    Ltd. (a)...............................   18,000          82,714
  Fanuc Co., Ltd...........................    4,900         185,387
  Kyocera Corp.............................   12,000         544,076
  Murata Manufacturing Co., Ltd............   11,000         276,327


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                            SHARES    MARKET VALUE
                                            ------    ------------
COMMON STOCKS (CONTINUED)
-------------------------
JAPAN (CONTINUED)
-----------------
ELECTRONICS (CONTINUED)
  TDK Corp................................    9,000    $   678,257
  Tokyo Electron, Ltd.....................    5,300        169,671
                                                       -----------
                                                         2,108,631

FINANCIAL COMPANIES -- 0.63%
  Nomura Securities Co., Ltd..............   37,000        493,069

HOUSEHOLD APPLIANCES -- 2.23%
  Matsushita Electric Industrial Co.......   39,000        570,499
  Pioneer Electronic Corp.................   11,000        169,334
  Sangetsu Co. Ltd. ......................    1,000         10,263
  Sharp Corp..............................   33,000        226,959
  Sony Corp...............................    8,700        772,919
                                                       -----------
                                                         1,749,974

INDUSTRIAL MACHINERY -- 1.06%
  Amada Co., Ltd..........................   16,000         59,432
  Daifuku Co. Ltd.........................    2,000          9,727
  Hitachi Zosen Corp......................   24,000         38,416
  Ishihara Sangyo Kaisha (a)..............    6,000          6,663
  Komatsu, Ltd............................   24,000        120,395
  Komori Corp.............................    8,000        118,863
  Mitsubishi Heavy Industries, Ltd........  115,000        479,130
                                                       -----------
                                                           832,626

INSURANCE -- 0.14%
  Tokio Marine & Fire Insurance Co........   10,000        113,349

LEISURE & RECREATION -- 0.05%
  Sega Enterprises Ltd....................    2,000         36,149

PAPER -- 0.01%
  Mitsubishi Paper Mills, Ltd.............    8,000         11,212

PHOTOGRAPHY -- 1.19%
  Canon, Inc..............................   40,000        931,301

REAL ESTATE -- 0.70%
  Mitsui Fudosan Co. Ltd..................   57,000        550,050

RETAIL -- 2.06%
  Citizen Watch Co. (a)...................   13,000         87,118
  Ito-Yokado Co. Ltd......................    9,000        458,375
  Marui Co., Ltd..........................   22,000        342,039
  Mitsubishi Corp.........................   21,000        165,658
  Seven Eleven Japan Co., Ltd.............    3,000        212,300
  Sumitomo Corp...........................   42,000        234,817
  UNY Co. Ltd.............................    8,000        109,673
                                                       -----------
                                                         1,609,980

STEEL -- 0.28%
  Nippon Steel Corp.......................  133,000        196,592
  Tokyo Steel Manufacturing Ltd...........    6,000         20,265
                                                       -----------
                                                           216,857

                                            SHARES    MARKET VALUE
                                            ------    ------------
COMMON STOCKS (CONTINUED)
-------------------------

JAPAN (CONTINUED)
-----------------
TELECOMMUNICATIONS -- 0.40%
  DDI Corp................................       36    $    95,121
  Nippon Telephone & Telegraph Corp.......       25        214,444
                                                       -----------
                                                           309,565

TRANSPORTATION -- 0.35%
  East Japan Railway......................       60        270,659
                                                       -----------

    Total Japan...........................              14,478,869

MALAYSIA -- 0.24%
-----------------
INDUSTRIAL MACHINERY -- 0.01%
  Time Engineering Berhad.................   23,000          5,913

LEISURE & RECREATION -- 0.12%
  Berjaya Sports Toto Berhad..............   37,000         94,652

MINING -- 0.11%
  Tanjong..................................   51,000         84,574
                                                        -----------

    Total Malaysia.........................                 185,139

MEXICO -- 0.79%
---------------
BANKS -- 0.11%
  Grupo Financiero Banamex Series B (a)...   27,288         81,656
  Grupo Financiero Banamex Series L (a)...      465          1,198
                                                       -----------
                                                            82,854

BASIC INDUSTRY -- 0.09%
  Cemex SA de CV..........................   12,950         69,159

FOOD & BEVERAGES -- 0.25%
  Fomento Economico Mexicano..............
   SA de CV, Class A......................   15,629        124,908
  Gruma S.A. Series B (a).................   17,762         70,427
                                                       -----------
                                                           195,335

HOUSEHOLD PRODUCTS -- 0.18%
  Kimberly Clark de Mexico, SA de CV
    Class A...............................   28,211        138,075

INDUSTRIAL MACHINERY -- 0.07%
  Grupo Industrial Maseca SA de CV
    Class B...............................   54,800         56,630

LIQUOR -- 0.09%
  Grupo Modelo SA de CV Class C...........    8,844         74,298
                                                       -----------

    Total Mexico..........................                 616,351

NETHERLANDS -- 10.31%
---------------------
BANKS -- 0.52%
  ABN Amro Holdings NV....................   21,000        409,094

CHEMICALS -- 0.10%
  Akzo Nobel NV...........................      458         78,967


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                         SHARES    MARKET VALUE
                                         ------    ------------
COMMON STOCKS (CONTINUED)
-------------------------

NETHERLANDS (CONTINUED)
-----------------------
CONGLOMERATES -- 0.07%
  Koninklijke PTT Nederland NV (a).....   1,407     $   58,705

ELECTRICAL EQUIPMENT -- 0.01%
  Otra NV..............................     670          9,583

FINANCIAL COMPANIES -- 1.72%
  Fortis AMEV NV.......................   8,235        359,023
  ING Groep N.V........................  23,500        989,766
                                                    ----------
                                                     1,348,789

FOOD & BEVERAGES -- 0.61%
  CSM NV...............................   7,206        319,848
  Nutricia Verenigde Bedruven NV.......   5,150        156,203
                                                    ----------
                                                       476,051

HOUSEHOLD PRODUCTS -- 0.97%
  Unilever NV..........................  12,350        761,349

LEISURE & RECREATION -- 0.44%
  Polygram NV..........................   7,127        340,946

OIL -- 2.44%
  Royal Dutch Petroleum Co.............  34,770      1,908,565

PUBLISHING -- 3.07%
  Elsevier NV..........................  53,329        862,669
  Wolters Kluwer NV (a)................  11,924      1,540,155
                                                    ----------
                                                     2,402,824

RETAIL -- 0.15%
  Koninklijke Ahold NV.................   4,392        114,584

SOFTWARE -- 0.21%
  Baan Co. NV (a)......................   4,950        162,099
                                                    ----------

    Total Netherlands..................              8,071,556

NEW ZEALAND -- 0.33%
--------------------
BUILDING CONSTRUCTION -- 0.06%
  Fletcher Challange Building (a)......  22,396         45,775

ENERGY -- 0.08%
  Fletcher Challange Energy............  16,915         59,225

TELECOMMUNICATIONS -- 0.14%
  Telecom Corp. of New Zealand, Ltd....  23,000        111,514

TRANSPORTATION -- 0.05%
  Air New Zealand Ltd..................  20,909         41,886
                                                    ----------

    Total New Zealand..................                258,400


                                         SHARES    MARKET VALUE
                                         ------    ------------
COMMON STOCKS (CONTINUED)
-------------------------

NORWAY -- 1.88%
---------------
CONGLOMERATES -- 0.99%
  Orkla ASA............................   8,980    $   772,063

ENERGY -- 0.87%
  Norsk Hydro ASA......................  13,700        666,840
  Saga Petroleum ASA Class B...........   1,190         18,045
                                                   -----------
                                                       684,885
TRANSPORTATION -- 0.02%
  Bergesen D-Y ASA.....................     650         15,313
                                                   -----------
  Total Norway.........................              1,472,261

PORTUGAL -- 0.40%
-----------------
RETAIL -- 0.40%
  Jeronimo Martins (a).................   5,998        190,320
  Jeronimo Martins SGPS................   3,999        126,890
                                                   -----------

    Total Portugal.....................                317,210

SINGAPORE -- 0.61%
------------------
BANKS -- 0.24%
  Overseas Chinese Banking Corp. Ltd. .   4,800         27,909
  Overseas Union Bank, Ltd. ...........  17,600         67,351
  United Overseas Bank, Ltd............  16,000         88,757
                                                   -----------
                                                       184,017

PUBLISHING -- 0.23%
  Singapore Press Holdings, Ltd........  14,400        180,267

REAL ESTATE -- 0.14%
  City Developments, Ltd...............   9,000         41,649
  Singapore Land, Ltd. ................  31,000         68,051
                                                   -----------
                                                       109,700
                                                   -----------

    Total Singapore....................                473,984

SOUTH KOREA -- 0.07%
--------------------
ELECTRICAL EQUIPMENT -- 0.05%
  Samsung Electronics..................   1,626         36,837

STEEL -- 0.02%
  Pohang Iron & Steel Co. Ltd..........     700         18,956
                                                   -----------

    Total South Korea..................                 55,793

SPAIN -- 2.27%
--------------
BANKS -- 1.02%
  Argentaria Corp. SA (a)..............   2,015        122,606
  Banco Bilbao Vizcaya SA..............   4,090        132,351
  Banco Popular Espanol SA.............   3,256        227,610
  Banco Santander SA...................   9,421        314,755
                                                   -----------
                                                       797,322

ELECTRONICS -- 0.25%
  Empresa Nacional de Electricidad SA..  11,098        197,047


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                        SHARES   MARKET VALUE
                                        ------   ------------
COMMON STOCKS (CONTINUED)
-------------------------

SPAIN (CONTINUED)
-----------------
OIL -- 0.21%
  Respol SA...........................    3,792    $   161,785

TELECOMMUNICATIONS -- 0.42%
  Telefonica de Espana SA.............   11,651        332,667

UTILITIES -- 0.37%
  Gas Natural SDG SA..................    2,082        107,961
  Iberdrola SA (a)....................   13,608        179,088
                                                   -----------
                                                       287,049
                                                   -----------

    Total Spain.......................               1,775,870

SWEDEN -- 3.42%
---------------
BANKS -- 0.43%
  Nordbanken Holding AB (a)...........   60,151        340,153

BUSINESS SERVICES -- 0.06%
  Esselte AB Class B..................    2,310         46,841

CONSTRUCTION & MINING
  EQUIPMENT -- 0.55%
  ABB AB..............................   13,880        164,324
  Atlas Copco AB......................    8,820        262,715
                                                   -----------
                                                       427,039

DRUGS & HEALTH CARE -- 0.94%
  Astra AB Class B....................   44,003        739,858

HOUSEHOLD APPLIANCES -- 0.46%
  Electrolux AB Series B..............    5,160        358,085

METALS & MINING -- 0.37%
  Granges AB (a)......................    1,990         31,204
  Sandvik AB Class A..................    2,090         59,489
  Sandvik AB Class B..................    6,830        195,268
                                                   -----------
                                                       285,961

OFFICE FURNITURE & SUPPLIES -- 0.01%
  Scribona AB.........................      750          8,360

RETAIL -- 0.60%
  Hennes & Mauritz AB Class B (a).....   10,660        469,905
                                                   -----------

    Total Sweden......................               2,676,202

SWITZERLAND -- 6.84%
--------------------
BANKS -- 0.97%
  Credit Suisse Group AG..............    1,200        185,601
  Schweizerischer Bankverein AG.......    1,060        329,346
  Union Bank of Switzerland AG (a)....      170        245,716
                                                   -----------
                                                       760,663

BUSINESS SERVICES -- 0.40%
  Adecco SA (a).......................    1,073        310,988

                                        SHARES     MARKET VALUE
                                        ------     ------------
COMMON STOCKS (CONTINUED)
-------------------------

SWITZERLAND (CONTINUED)
-----------------------
DRUGS & HEALTH CARE -- 3.72%
  Novartis AG.........................    1,063    $ 1,724,138
  Roche Holding AG....................      120      1,191,213
                                                   -----------
                                                     2,915,351

ELECTRICAL EQUIPMENT -- 0.43%
  ABB AG (a)..........................      267        335,303

FOOD & BEVERAGES -- 1.32%
  Nestle SA...........................      690      1,033,678
                                                   -----------

    Total Switzerland.................               5,355,983

UNITED KINGDOM -- 19.19%
------------------------
AUTOMOBILES -- 0.10%
  Rolls-Royce PLC.....................   21,000         81,057

BANKS -- 3.20%
  Abbey National PLC..................   32,000        576,058
  National Westminster Bank PLC.......  116,000      1,928,164
                                                   -----------
                                                     2,504,222

BUILDING & CONSTRUCTION -- 0.06%
  Heywood Williams Group PLC..........    3,000         10,298
  Laing (John) PLC....................    7,000         36,907
                                                   -----------
                                                        47,205

CONGLOMERATES -- 0.77%
  Tomkins PLC.........................  128,000        605,491

CONTAINERS & GLASS -- 0.26%
  Caradon PLC.........................   69,800        202,924

DRUGS & HEALTH CARE -- 3.34%
  Glaxo Wellcome PLC..................   45,000      1,072,825
  SmithKline Beecham PLC..............  149,400      1,539,819
                                                   -----------
                                                     2,612,644

ELECTRONICS -- 0.20%
  Electrocomponents PLC...............   21,000        156,251

FOOD & BEVERAGES -- 2.14%
  Cadbury Schweppes PLC...............   39,000        393,621
  Diageo PLC..........................  137,000      1,253,375
  Hillsdown Holdings PLC..............   11,000         26,740
                                                   -----------
                                                     1,673,736

GAS & PIPELINE UTILITIES -- 0.16%
  British Gas PLC.....................   27,352        123,096

HOTELS & RESTAURANTS -- 0.20%
  Ladbroke Group PLC..................   37,000        160,439

INDUSTRIAL MACHINERY -- 0.22%
  GKN PLC.............................    2,000         40,964
  T&N PLC.............................   31,000        129,840
                                                   -----------
                                                       170,804


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                        SHARES     MARKET VALUE
                                        ------     ------------
COMMON STOCKS (CONTINUED)
-------------------------

UNITED KINGDOM (CONTINUED)
--------------------------
LEISURE & ENTERTAINMENT -- 0.62%
  Compass Group PLC...................   19,000    $   233,744
  Rank Group PLC......................   45,000        250,563
                                                   -----------
                                                       484,307

MINING -- 0.41%
  Rio Tinto PLC.......................   26,000        320,501

OIL -- 1.87%
  British Petroleum Co. PLC...........   24,000        317,485
  Shell Transport & Trading Co........  163,500      1,146,703
                                                   -----------
                                                     1,464,188

PAPER -- 0.10%
  David S. Smith Holdings PLC.........   25,000         81,509

PUBLISHING -- 2.13%
  Reed International PLC..............  117,000      1,114,601
  United Newspapers & Media PLC.......   49,000        557,744
                                                   -----------
                                                     1,672,345

RETAIL -- 2.70%
  Argos PLC...........................   28,200        254,520
  ASDA Group..........................   98,000        288,304
  Kingfisher PLC......................   66,000        921,443
  Safeway PLC.........................   46,000        259,154
  Tesco PLC...........................   47,000        387,562
                                                   -----------
                                                     2,110,983

TELECOMMUNICATION SERVICES -- 0.68%
  Cable & Wireless PLC................   61,000        536,030

UTILITIES -- 0.03%
  Centrica PLC........................   14,000         20,581
                                                   -----------

    Total United Kingdom..............              15,028,313

UNITED STATES -- 5.92%
----------------------
APPAREL & TEXTILES -- 0.12%
  Gucci Group NV N.Y..................    2,291         95,937

BANKS -- 0.31%
  Banco de Galicia Buenos Aires
    S.A. de CV ADR....................    2,661         68,521
  Banco Frances del Rio La Plata ADR..    2,147         58,774
  Banco Latinoamericano de
    Exportaciones SA ADR..............      477         19,736
  Unibanco - Uniao De Bancos
    Brasiliers ADR....................    3,055         98,333
                                                   -----------
                                                       245,364

BROADCASTING -- 0.26%
  Grupo Television SA de CV ADR (a)...    2,531         97,918
  TV Azteca SA de CV ADR..............    4,600        103,788
                                                   -----------
                                                       201,706

                                        SHARES     MARKET VALUE
                                        ------     ------------
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
BUILDING & CONSTRUCTION -- 0.24%
  Cemex SA ADR........................   20,410    $   185,067

CONTAINERS & GLASS -- 0.05%
  Compania Cervecerias Unidas ADR.....    1,385         40,684

ELECTRIC UTILITIES -- 0.93%
  Centrais Electricas Brasileiras ADR.    5,000        124,325
  Chilectra SA ADR....................    2,330         59,514
  Chilenger SA ADR....................    2,016         49,392
  Companhia Energetica De
    Minas Gerais ADR..................    2,595        112,750
  Empresa Nacional de Electricidad ADR    3,254         57,555
    Enersis SA ADR....................    1,978         57,362
  Huaneng Power International, Inc.
    ADR...............................   11,400        264,337
                                                   -----------
                                                       725,235

FINANCIAL SERVICES -- 0.06%
  Cifra SA de CV ADR..................   10,141         24,906
  Creditcorp Ltd......................    1,080         19,440
                                                   -----------
                                                        44,346

FOOD & BEVERAGES -- 0.38%
  Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar ADR.............    3,390         61,966
  Gruma SA de CV ADR (144a) (a).......    3,056         48,521
  Panamerican Beverages, Inc. Class A.    5,840        190,530
                                                   -----------
                                                       301,017

HOUSEHOLD APPLIANCES -- 0.05%
  Industrie Natuzzi SPA ADR...........    1,810         37,331

OIL & GAS -- 0.50%
  Lukoil Holding Co...................      520         47,580
  YPF Sociedad Anonima ADR............   10,158        347,277
                                                   -----------
                                                       394,857

REAL ESTATE -- 0.25%
  Hong Kong Land Holdings, Ltd........  101,908        195,663

RETAIL -- 0.02%
  Santa Isabel SA ADR.................      959         16,783

SOFTWARE -- 0.11%
  Baan Co. N.V........................    2,500         82,500

TELECOMMUNICATIONS -- 2.64%
  Compania Anonima Nacional Telefonos
    de Venezuela ADR..................    2,342         96,737
  Mahanagar Telephone Nigam, Ltd. (a).    8,000        124,080
  Telecomunicacoes Brasileiras ADR....   10,422      1,213,512
  Telefonica de Argentina ADR (a).....    4,550        169,488
  Telefonica del Peru SA ADR..........    1,717         40,028
  Telefonos de Mexico ADR.............    7,615        426,916
                                                   -----------
                                                     2,070,761


                     See notes to the financial statements.

            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

                                          SHARES         MARKET VALUE
                                          ------         ------------
COMMON STOCKS (CONTINUED)
-------------------------

UNITED STATES (CONTINUED)
-------------------------
    Total United States...............                   $ 4,637,251
                                                         -----------

      Total Common Stocks
        (cost $69,868,498)............                    74,707,201
                                                         -----------

RIGHTS & WARRANTS -- 0.00%
--------------------------

BELGIUM -- 0.00%
----------------
BANKS -- 0.00%
  Generale De Banque (a) (cost $26)...            26               8
                                                         -----------

PREFERRED STOCKS -- 2.07%
-------------------------

AUSTRALIA -- 0.12%
------------------
LEISURE & ENTERTAINMENT -- 0.12%
  News Corp. Ltd......................         8,465          41,897
  Sydney Harbour Casino Holdings Ltd..        52,200          49,501
                                                         -----------

    Total Australia...................                        91,398

BRAZIL -- 1.27%
---------------
BANKS -- 0.25%
  Banco Bradesco SA...................    13,040,953         128,534
  Banco Bradesco SA...................       557,568           1,998
  Banco Itau SA.......................       124,000          66,664
  Uniao de Bancos Brasileiros SA......           167              11
                                                         -----------
                                                             197,207

BASIC INDURSTRY -- 0.02%
  Companhia Cimentu Partland Itau.....        73,000          14,063

CONSUMER PRODUCTS -- 0.04%
  Brasmotor SA........................        82,150           8,097
  Companhia de Tecidos Norte de
  Coteminas...........................        55,000          19,712
  Lojas Americanas SA.................       815,665           3,800
                                                         -----------
                                                              31,609

ELECTRICAL EQUIPMENT -- 0.18%
  Companhia Cemig - Cia  Energetica de
    Minas Gerais......................     3,311,597         143,882
  Empressa Nacional de Comercio
    Redito e Participacoes SA.........        55,000              41
                                                         -----------
                                                             143,923

FOOD & BEVERAGES -- 0.11%
  Companhia Cervejaria Brahma (a).....       128,894          86,618

OIL -- 0.28%
  Petrobras Brasileiro SA.............       930,094         217,512

                                          SHARES         MARKET VALUE
                                          ------         ------------
PREFERRED STOCKS (CONTINUED)
----------------------------

BRAZIL (CONTINUED)
------------------
STEEL -- 0.02%
  Usinas Siderurgicas de Minas
    Gerais ADR........................         2,288     $    13,531

TELECOMMUNICATIONS -- 0.37%
  Telecommunicacoes de Rio
    de Janiero SA.....................       165,546          17,207
  Telecommunicacoes de Minas Gerais...         1,959             247
  Telecommunicacoes de Minas Gerais...       365,000          46,114
  Telecommunicacoes de Sao Paulo SA...       852,141         226,762
                                                         -----------
                                                             290,330
                                                         -----------

    Total Brazil......................                       994,793

FINLAND -- 0.25%
----------------
TELECOMMUNICATIONS--0.25%
  Nokia Oy AB Series A................         2,710         192,401

GERMANY -- 0.31%
----------------
DRUGS & HEALTH CARE 0.10%
  Fielmann AG.........................           336           7,471
  Fresenius AG........................           400          73,598
                                                         -----------
                                                              81,069

RETAIL -- 0.08%
  Hornbach Holdings AG................           940          65,055

SOFTWARE -- 0.13%
  SAP AG..............................           297          97,159
                                                         -----------

    Total Germany.....................                       243,283

UNITED STATES -- 0.12%
----------------------
STEEL -- 0.12%
  Usinas Siderurgicas de
    Minas Gerais ADR..................        16,230          95,981

     Total Preferred Stocks
        (cost $1,602,182).............                     1,617,856

                                          PRINCIPAL
                                           AMOUNT
                                          ---------
SHORT TERM INVESTMENTS -- 2.53%
-------------------------------

MONEY MARKET FUND -- 2.53%
  State Street Global Advisor Fund
    5.42% (b).........................    $1,983,932       1,983,932
                                                         -----------

    Total Short Term Investments
        (cost $1,983,932).............                     1,983,932
                                                         -----------

TOTAL INVESTMENTS -- 100%
-------------------------
  (cost $73,454,612)..................                   $78,308,997
                                                         ===========


--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.


                     See notes to the financial statements.

                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                           SCHEDULE OF INVESTMENTS


                              DECEMBER 31, 1997

                                                  MARKET
                                      SHARES      VALUE
                                      -------   ----------
COMMON STOCKS - 91.65%
----------------------
AEROSPACE & AIRCRAFT - 0.97%
   BE Aerospace, Inc. (a)...........    46,000  $1,230,500

APPAREL & TEXTILES - 2.07%
   Warnaco Group, Inc. .............    84,000   2,635,500

AUTOMOBILES & PARTS - 2.00%
   Danaher Corp. ...................    33,000   2,083,125
   OEA, Inc. .......................    15,900     460,105
                                                 ---------
                                                 2,543,230

BROADCASTING - 3.27%
   Comcast Corp. ...................    48,000   1,515,000
   Cox Communications, Inc. (a).....    45,000   1,802,813
   Jacor Communications, Inc. (a)...    16,000     850,000
                                                 ---------
                                                 4,167,813

BUILDING & CONSTRUCTION - 0.36%
   Fastenal Co. ....................    12,000     459,000

BUSINESS SERVICES - 11.23%
   AccuStaff, Inc. (a)..............    41,000     943,000
   ADVO, Inc. (a)...................    16,000     312,000
   Catalina Marketing Corp. (a).....    27,600   1,276,500
   Cendant Corp. (a)................    51,416   1,767,408
   Galileo International, Inc. .....    60,000   1,657,500
   Gartner Group, Inc. (a)..........    39,000   1,452,750
   Interim Services, Inc. (a).......    70,000   1,811,250
   National Data Corp. .............    33,000   1,192,125
   Outdoor Systems, Inc. (a)........    52,450   2,012,769
   Sungard Data Systems, Inc. (a)...    60,600   1,878,600
                                                ----------
                                                14,303,902

CHEMICALS - 0.92%
   Great Lakes Chemical Corp. ......    26,000   1,166,750

COMPUTERS & BUSINESS EQUIPMENT - 6.23%
   Affiliated Computer Services,        84,000   2,210,250
      Inc. (a)......................
   CheckFree Holding Corp. (a)......    33,000     891,000
   DST Systems, Inc. (a)............    41,000   1,750,187
   Microchip Technology Inc.(a).....    24,000     720,000
   Network Associates, Inc. (a).....    32,000   1,692,000
   Security Dynamics Technologies,
      Inc, (a)......................    19,000     679,250
                                                ----------
                                                 7,942,687

DRUGS & HEALTH CARE - 13.29%
   Agouron Pharmaceuticals, Inc. (a)    22,000     643,500
   ALZA Corp. (a)...................    41,000   1,304,312
   Biogen, Inc. (a).................    64,000   2,328,000
   Cardinal Health, Inc. ...........    15,000   1,126,875
   Covance, Inc. (a)................    77,000   1,530,375
   General Nutrition Cos., Inc. (a).    38,000   1,292,000
   Gilead Sciences, Inc. (a)........    35,400   1,354,050



                                                  MARKET
                                      SHARES       VALUE
                                      -------     -------
COMMON STOCKS (CONTINUED)
-------------------------

DRUGS & HEALTH CARE (CONTINUED)
   Henry Schein, Inc. (a)...........    11,500  $  402,500
   Omnicare, Inc. ..................    45,000   1,395,000
   Quorum Health Group, Inc. (a)....    58,600   1,530,925
   St. Jude Medical, Inc. ..........    34,000   1,037,000
   Sybron International Corp. (a)...    28,000   1,314,250
   US Surgical Corp.................    43,000   1,260,437
   Vencor,  Inc.(a).................    17,000     415,437
                                                ----------
                                                16,934,661

ELECTRICAL EQUIPMENT - 0.50%
   Anixter International, Inc. (a)..    39,000     643,500

ELECTRONICS - 4.19%
   Analog Devices, Inc. (a).........    34,000     941,375
   Maxim Integrated Products,
     Inc. (a).......................    33,000   1,138,500
   PMC - Sierra, Inc.(a)............    21,000     651,000
   Teleflex, Inc. ..................    42,000   1,585,500
   Xilinx, Inc. (a).................    29,000   1,016,812
                                                ----------
                                                 5,333,187

FINANCIAL SERVICES - 4.01%
   Capital One Financial Corp.......    25,800   1,398,038
   Corporate Express, Inc. (a)......    94,500   1,216,688
   FINOVA Group, Inc................    34,000   1,689,375
   Newcourt Credit Group Inc........    24,000     809,188
                                                ----------
                                                 5,113,289

FOOD & BEVERAGES - 6.48%
   JP Foodservice, Inc. (a).........    65,000   2,400,938
   Meyer Fred Inc. (a)..............    36,000   1,309,500
   Outback Steakhouse, Inc. (a).....    38,000   1,092,500
   Richfood Holdings, Inc. .........    42,000   1,186,500
   Suiza Foods Corp. (a)............    38,000   2,263,375
                                                ----------
                                                 8,252,813

FUNERAL SERVICES - 0.72%
   Stewart Enterprises, Inc.........    19,700     918,512

GAS & PIPELINE UTILITIES - 1.05%
   Cooper Cameron Corp. (a).........    22,000   1,342,000

GAS EXPLORATION - 0.95%
   Weatherford Enterra, Inc. (a)....    27,600   1,207,500

GOLD - 1.63%
   Battle Mountain Gold Co. ........   176,000   1,034,000
   Cambior, Inc. ...................    70,000     411,250
   TVX Gold, Inc. (a)...............   186,000     627,750
                                                ----------
                                                 2,073,000

HOTELS & RESTAURANTS - 0.82%
   La Quinta Inns, Inc. ............    54,000   1,042,875


                     See notes to the financial statements.

                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES


                                                  MARKET
                                      SHARES       VALUE
                                      -------     -------
COMMON STOCKS - (CONTINUED)
---------------------------

INDUSTRIAL MACHINERY - 1.78%
   TriMas Corp. ....................    66,000    $2,268,750

INSURANCE - 3.75%
   Ace Ltd. ........................    19,000     1,833,500
   Fairfax Financial Holdings,
    Ltd. (a)........................     4,900     1,090,375

   Partner Re, Ltd. ................    40,000     1,855,000
                                                  ----------
                                                   4,778,875

INVESTMENT COMPANIES - 1.30%
   Franklin Resources, Inc. ........    19,000     1,651,813

LEISURE TIME - 1.59%
   Royal Carribean Cruises, Ltd. ...    38,000     2,025,875

OFFICE FURNISHINGS & SUPPLIES - 0.48%
   Ikon Office Solutions, Inc. .....    22,000       618,750

PETROLEUM SERVICES  2.89%
   Camco International, Inc. .......    22,400     1,426,600
   Smith International, Inc. (a)....    20,600     1,264,325
   United Meridian Corp. (a)........    35,300       992,813
                                                  ----------
                                                   3,683,738

POLLUTION CONTROL - 2.49%
   Culligan Water Technologies,
    Inc.(a).........................    39,000     1,959,750
   USA Waste Services, Inc. (a).....    31,000     1,216,750
                                                  ----------
                                                   3,176,500
REAL ESTATE -1.93%
   INMC Mortgage Holdings, Inc......    48,000     1,125,000
   Security Capital Group Inc.(a)...    41,000     1,332,500
                                                  ----------
                                                   2,457,500

RETAIL - 7.50%
   BJ's Wholesale Club Inc. (a).....    45,000     1,411,875
   Circuit City Stores, Inc. .......    53,500     1,895,481
   Costco Companies, Inc. (a).......    35,000     1,561,875
   Gymboree Corp. (a)...............    54,000     1,478,250
   Kohls Corp. (a)..................    17,000     1,158,125
   MSC Industrial Direct Co.,
    Inc. (a)........................    28,800     1,220,400
   ShopKo Stores, Inc. (a)..........    38,500       837,375
                                                  ----------
                                                   9,563,381

SOFTWARE - 3.51%
   BMC Software, Inc. (a)...........    15,000       984,375
   Intuit, Inc. (a).................    16,000       660,000
   Platinum Technology, Inc. (a)....    12,000       339,000
   Sterling Commerce, Inc. (a)......    36,000     1,383,750
   Synopsys, Inc. (a)...............    31,000     1,108,250
                                                  ----------
                                                   4,475,375


                                                   MARKET
                                       SHARES       VALUE
                                       ------      -------
COMMON STOCKS - (CONTINUED)
---------------------------
TELECOMMUNICATIONS - 3.74%
   Cincinnati Bell, Inc.............    28,000   $   868,000
   Omnipoint Corp. (a)..............    38,000       883,500
   Paging Network, Inc. (a).........    89,000       956,750
   360 Communications Co. (a).......    83,000     1,675,563
   Vanguard Cellular Systems,
    Inc. (a)........................    30,000       382,500
                                                 -----------
                                                   4,766,313
                                                 -----------
       Total Common Stocks
         (cost $97,011,710).........             116,777,589
                                                 -----------

                                        PRINCIPAL
                                         AMOUNT
                                        ---------
SHORT TERM INVESTMENTS - 8.35%
-------------------------------

U.S. GOVERNMENT AGENCIES - 2.68%
   Federal Home Loan Mortgage
     Corp. Discount Notes
        4.75%, 01/02/1998...........    $2,033,000      2,032,732
        5.52%, 01/16/1998...........       172,000        171,604
                                                     ------------
                                                        2,204,336

   Federal National Mortgage
     Association Discount Notes
        5.69%, 01/05/1998...........       765,000        764,516
        5.78%, 01/20/1998...........       447,000        445,636
                                                     ------------
                                                        1,210,152

MONEY MARKET FUND - 0.00%
   State Street Global Advisor
     Fund, 5.42%, (b).................         488            488

UNITED STATES TREASURY BILLS - 5.67%
   5.15%, 01/22/1998................       130,000        129,610
   5.16%, 01/22/1998................     6,781,000      6,760,590
   5.20%, 01/22/1998................       332,000        330,994
                                                     ------------
                                                        7,221,194
                                                     ------------

     Total Short Term Investments
       (cost $10,636,170)...........                  10,636,170
                                                    ------------

TOTAL INVESTMENTS - 100%
   (cost $107,647,880)..............                $127,413,759
                                                    ============


-------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Dividend yields change daily to reflect current market conditions. Rate stated is the quoted yield as of December 31, 1997.


                     See notes to the financial statements.

                   JACKSON NATIONAL FINANCIAL SERVICES, INC.